================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-1A
                   REGISTRATION STATEMENT (NO. 33-6001) UNDER
                           THE SECURITIES ACT OF 1933
                          PRE-EFFECTIVE AMENDMENT NO.                        [ ]
                        POST-EFFECTIVE AMENDMENT NO. 17                      [X]
                                      AND

              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940
                                AMENDMENT NO. 19                             [X]
                         VANGUARD BOND INDEX FUND, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                     P.O. BOX 2600, VALLEY FORGE, PA 19482
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

                  REGISTRANT'S TELEPHONE NUMBER (610) 669-1000

                         RAYMOND J. KLAPINSKY, ESQUIRE
                                  P.O. BOX 876
                             VALLEY FORGE, PA 19482

               IT IS PROPOSED THAT THIS FILING BECOME EFFECTIVE:

             April 17, 1998, pursuant to paragraph (b) of Rule 485.


                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
  As soon as practicable after this Registration Statement becomes effective.


     WE HAVE ELECTED TO REGISTER AN INDEFINITE NUMBER OF SHARES PURSUANT TO REGULATION 24f-2 UNDER THE INVESTMENT COMPANY ACT OF 1940. REGISTRANT FILED ITS RULE 24f-2 NOTICE FOR THE PERIOD ENDED DECEMBER 31, 1997 ON MARCH 30, 1998.


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                         VANGUARD BOND INDEX FUND, INC.

                             CROSS REFERENCE SHEET


   FORM N-1A
  ITEM NUMBER                                                                LOCATION IN PROSPECTUS
    Item 1.   Cover Page...........................................   Cover Page
    Item 2.   Synopsis.............................................   Fund Expenses
    Item 3.   Condensed Financial Information......................   Financial Highlights; Yield and Total
                                                                      Return
    Item 4.   General Description of Registrant....................   Highlights; Investment Objective;
                                                                      Investment Limitations; Investment
                                                                      Policies; Investment Risks; General
                                                                      Information
    Item 5.   Management of the Funds..............................   Management of the Fund; Investment
                                                                      Adviser; General Information
   Item 5A.   Management's Discussion of Fund Performance..........   Herein incorporated by reference to
                                                                      Registrant's Annual Report to
                                                                      Shareholders dated December 31, 1997,
                                                                      filed with the Securities and
                                                                      Exchange Commission's EDGAR system on
                                                                      March 5, 1998
    Item 6.   Capital Stock and Other Securities...................   Opening an Account and Purchasing
                                                                      Shares; Selling Your Shares; The
                                                                      Share Price of each Portfolio;
                                                                      Dividends, Capital Gains, and Taxes;
                                                                      General Information
    Item 7.   Purchase of Securities Being Offered.................   Cover Page; Opening an Account and
                                                                      Purchasing Shares
    Item 8.   Redemption or Repurchase.............................   Selling Your Shares
    Item 9.   Pending Legal Proceedings............................   Not Applicable

   FORM N-1A                                                                  LOCATION IN STATEMENT
  ITEM NUMBER                                                               OF ADDITIONAL INFORMATION

   Item 10.   Cover Page...........................................   Cover Page
   Item 11.   Table of Contents....................................   Cover Page
   Item 12.   General Information and History......................   Not Applicable
   Item 13.   Investment Policies..................................   Investment Policies; Investment
                                                                      Limitations
   Item 14.   Management of the Registrant.........................   Management of the Fund
   Item 15.   Control Persons and Principal Holders of
              Securities...........................................   Not Applicable
   Item 16.   Investment Advisory and Other Services...............   Management of the Fund
   Item 17.   Brokerage Allocation.................................   Portfolio Transactions
   Item 18.   Capital Stock and Other Securities...................   Not Applicable
   Item 19.   Purchase, Redemption and Pricing of Securities Being
              Offered..............................................   Purchase of Shares; Redemption of
                                                                      Shares
   Item 20.   Tax Status...........................................   Not Applicable
   Item 21.   Underwriters.........................................   Not Applicable
   Item 22.   Calculations of Performance Data.....................   Yield and Total Return
   Item 23.   Financial Statements.................................   Financial Statements

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[VANGUARD LOGO]                                   A Member of The Vanguard Group
BOND INDEX FUND
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PROSPECTUS -- APRIL 17, 1998

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NEW ACCOUNT INFORMATION: INVESTOR INFORMATION DEPARTMENT -- 1-800-662-7447
(SHIP)
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SHAREHOLDER ACCOUNT SERVICES: CLIENT SERVICES DEPARTMENT -- 1-800-662-2739
(CREW)
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INVESTMENT
OBJECTIVE
AND POLICIES          Vanguard Bond Index Fund, Inc. (the "Fund"), is an
                      open-end diversified investment company designed as an
                      "index fund." The Fund consists of four distinct
                      portfolios: the Total Bond Market, Short-Term Bond,
                      Intermediate-Term Bond and Long-Term Bond Portfolios. Each
                      of the Portfolios invests in fixed-income securities with
                      prescribed maturity and credit quality standards in order
                      to match the investment performance of certain investment
                      grade bond indexes. There is no assurance that a Portfolio will achieve its stated objective. Shares of the Fund are
                      neither insured nor guaranteed by any agency of the U.S.
                      Government, including the FDIC.
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OPENING AN
ACCOUNT To open a regular (non-retirement) account, please complete and return the Account Registration Form. If you need assistance in completing this Form, please call our Investor Information Department. To open an Individual Retirement Account (IRA), please use a Vanguard IRA Adoption Agreement. To obtain a copy of this form, call 1-800-662-7447, Monday through Friday, from 8:00 a.m. to 9:00 p.m. and Saturday, from 9:00 a.m. to 4:00 p.m. (Eastern time). The minimum initial investment is $3,000 or $1,000 for Uniform Gifts/Transfers to Minors Act accounts. For certain investors investing $10 million or more in the Total Bond Market Portfolio, the Fund offers a second class of shares, Total Bond Market Portfolio Institutional Shares, which are offered through a separate prospectus. The Total Bond Market Portfolio and the Total Bond Market Institutional Shares do not have the same expenses; as a result, the two Portfolios' performance could differ. To obtain information on the Total Bond Market Portfolio Institutional Shares, please call 1-800-523-8066. The Fund is offered on a no-load basis (i.e., there are no sales commissions or 12b-1 fees). However, the Fund incurs expenses for management, administrative and distribution services. Shareholders in each Portfolio will also incur a $10 annual account maintenance fee, deducted at a rate of $2.50 per quarter from each Portfolio account (waived for balances of $10,000 or more at the time of the quarterly deduction).
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ABOUT THIS
PROSPECTUS            This Prospectus is designed to set forth concisely the
                      information you should know about the Fund before you invest. It should be retained for future reference. A
                      "Statement of Additional Information" containing additional information about the Fund has been filed with the Securities and Exchange Commission. This Statement is dated April 17, 1998 and has been incorporated by reference into this Prospectus. A copy may be obtained without charge by writing to the Fund, calling the Investor Information Department at 1-800-662-7447 or visiting the Securities and Exchange Commission's website
                      (www.sec.gov).

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TABLE OF CONTENTS


                                   Page                                    Page                                           Page
Highlights .......................  2      Implementation of Policies ..... 14        SHAREHOLDER GUIDE
Fund Expenses ....................  5      Investment Limitations ......... 17        Opening an Account and
Financial Highlights .............  6      Management of the Fund ......... 18         Purchasing Shares .................. 24
Yield and Total Return ...........  8      Investment Adviser  ............ 18         When Your Account Will Be
FUND INFORMATION                           Performance Record ............. 19          Credited .......................... 27
Investment Objective .............  9      Dividends, Capital Gains                    Selling Your Shares ................ 28
Investment Policies ..............  9       and Taxes ..................... 20        Exchanging Your Shares .............. 31
Investment Risks ................. 11      The Share Price of Each                    Important Information About
Who Should Invest ................ 14       Portfolio ..................... 22         Telephone Transactions ............. 32
                                           General Information ............ 22        Transferring Registration ........... 33
                                                                                      Statements and Reports .............. 33
                                                                                      Other Vanguard Services ............. 34



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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
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                                   HIGHLIGHTS

OBJECTIVE AND
POLICIES The Fund is a no-load, open-end diversified investment company designed as an "index" fund. The Fund consists of four distinct Portfolios, each of which invests in fixed-income securities with prescribed maturity and credit quality standards in order to match the investment performance of certain investment grade bond indexes. There is no assurance that any of the Fund's Portfolios
                      will achieve its stated objective.                  PAGE 9
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FOUR SEPARATE
PORTFOLIOS            Investors may choose to invest in any of four Portfolios
                      of the Fund:


                      TOTAL BOND MARKET PORTFOLIO -- seeks to match the investment performance of the Lehman Brothers Aggregate Bond Index, a broad market-weighted index which encompasses U.S. Treasury and agency securities, investment grade corporate bonds, international (dollar-denominated) investment grade bonds, and mortgage-backed securities.


                      SHORT-TERM BOND PORTFOLIO -- seeks to match the investment performance of the Lehman Brothers Mutual Fund Short (1-5) Government/Corporate Index, a market-weighted index which encompasses U.S. Treasury and agency securities and investment grade corporate and international (dollar-denominated) bonds, with maturities between 1 and 5 years.

                      INTERMEDIATE-TERM BOND PORTFOLIO -- seeks to match the investment performance of the Lehman Brothers Mutual Fund Intermediate (5-10) Government/Corporate Index, a market-weighted index which encompasses U.S. Treasury and agency securities and investment grade corporate and international (dollar-denominated) bonds, with maturities between 5 and 10 years.

                      LONG-TERM BOND PORTFOLIO -- seeks to match the investment performance of the Lehman Brothers Long (10+) Government/Corporate Index, a market-weighted index which encompasses U.S. Treasury and agency securities and investment grade corporate and international (dollar-denominated) bonds, with maturities greater than
                      10 years.                                           PAGE 9
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RISK
CHARACTERISTICS       Investors in the Fund are exposed to four types of risk
                      from an investment in fixed-income securities. (1)
                      INTEREST RATE RISK is the potential for fluctuations in bond prices due to changing interest rates. (2) INCOME
                      RISK is the potential for a decline in a Portfolio's income due to falling market interest rates. (3) CREDIT
                      RISK is the possibility that a bond issuer will fail to make timely payments of either interest or principal to a Portfolio. (4) PREPAYMENT RISK (applicable to the Total
                      Bond Market Portfolio which invests in mortgage-backed securities) or CALL RISK (for corporate bonds) is the likelihood that, during periods of falling interest rates, callable securities with high stated interest rates will be prepaid (or "called") prior to maturity, requiring a Portfolio to invest the proceeds at generally lower interest rates.

                      The chart on page 3 summarizes interest rate, income, credit and prepayment/call risks for the four Portfolios of the Fund. As shown, interest rate risk should be low for the

                      Short-Term Bond Portfolio, moderate for the Total Bond Market and Intermediate-Term Bond Portfolios, and high for
                      the Long-Term Bond Portfolio.                      PAGE 11
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                                             RISK SUMMARY

                                                                 INTEREST    INCOME   CREDIT   PREPAYMENT/
                                            PORTFOLIO            RATE RISK    RISK     RISK     CALL RISK
                               -------------------------------------------------------------------------------
                                   Total Bond Market              Medium     Medium    Low       Medium
                                   Short-Term Bond                Low        High      Low       Low
                                   Intermediate-Term Bond         Medium     Medium    Low       Low
                                   Long-Term Bond                 High       Low       Low       Medium
                               -------------------------------------------------------------------------------

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THE VANGUARD
GROUP The Fund is a member of The Vanguard Group of Investment Companies, a group of more than 30 investment companies with more than 95 distinct investment portfolios and total assets in excess of $350 billion. The Vanguard Group, Inc. ("Vanguard"), a subsidiary jointly owned by the Vanguard Funds, provides all corporate management, administrative, distribution, and shareholder accounting services on an at-cost basis to the Funds in the Group. As a result, Vanguard's operating expenses are substantially lower than
                      those of the mutual fund industry.                 PAGE 18

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INVESTMENT
ADVISER Vanguard's Fixed Income Group provides investment advisory services on an at-cost basis to the Fund's four
                      Portfolios.                                        PAGE 18
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FEES AND EXPENSES     Shareholders in each Portfolio will incur an annual $10
                      maintenance fee which will be deducted from the dividend
                      income of each account. This fee will be waived for
                      shareholders with an account balance of $10,000 or more at
                      the time of the quarterly deduction.                PAGE 5
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DIVIDEND POLICY       Each Portfolio declares a dividend each business day based on its ordinary income. Dividends are paid on the first
                      business day of each month. Net capital gains, if any,
                      will be distributed annually. Dividend and capital gains
                      distributions may be received in cash or reinvested in
                      additional shares.                                 PAGE 20
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TAXES Dividends paid by the Fund's Portfolios are subject to federal, state, and local income taxes. Any capital gains distributions from a Portfolio are subject to federal income tax, as well as any applicable state and local taxes. A sale of shares -- whether by outright redemption, checkwriting redemption or an exchange -- is a taxable
                      event and may result in a capital gain or loss.    PAGE 20
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PURCHASING
SHARES You may purchase shares by mail, wire, or exchange from another Vanguard Portfolio. The minimum initial investment is $3,000 per Portfolio ($1,000 for retirement accounts and Uniform Gifts/Transfers to Minors Act accounts); the minimum for subsequent investments is $100. There are no
                      sales commissions or 12b-1 fees.                   PAGE 24
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SELLING SHARES        You may redeem shares of each Portfolio by mail, telephone or check. Telephone redemption proceeds may be received by mail or by wire. There is no charge for redemptions,
                      except for wire withdrawals under $5,000, which are
                      subject to a $5 charge. Your bank may also impose a fee
                      upon receipt of a wire. Each Portfolio's share price is
                      expected to fluctuate, and at the time of redemption may
                      be more or less than at the time of initial purchase,
                      resulting in a gain or loss.                       PAGE 28
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SERVICES TO
SHAREHOLDERS          The Fund offers free checkwriting services (minimum $250
                      per checkwriting draft) for easy access to your account
                      balance.                                           PAGE 28


                      The Fund offers two special services: Fund Express, for electronic transfers between the Fund and your bank account; and Tele-Account, for "round-the-clock" telephone access to your Fund account balance and certain
                      transactions.                                      PAGE 33
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SPECIAL
CONSIDERATIONS        (1) Each Portfolio may invest a portion of its assets in
                          bond (interest rate) futures contracts and options.

                      (2) Each Portfolio may lend its securities.        PAGE 16
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FUND EXPENSES         The following tables illustrate ALL expenses and fees that you would incur as a shareholder of the Fund. The expenses and fees set forth in the table are for the 1997 fiscal year.


                                                                 TOTAL BOND   SHORT-TERM   INTERMEDIATE-   LONG-TERM
                                         SHAREHOLDER               MARKET        BOND        TERM BOND       BOND
                                     TRANSACTION EXPENSES        PORTFOLIO    PORTFOLIO      PORTFOLIO     PORTFOLIO
                               -------------------------------------------------------------------------------------
                               Sales Load Imposed on
                                 Purchases*....................    None         None          None           None
                               Sales Load Imposed on Reinvested
                                 Dividends.....................    None         None          None           None
                               Redemption Fees**...............    None         None          None           None
                               Exchange Fees...................    None         None          None           None

                       * A portfolio transaction fee, payable directly to the
                         Portfolio, may be imposed on aggregate purchases expected to exceed $50 million for the Total Bond Market Portfolio; $15 million for the Short-Term and Intermediate-Term Bond Portfolios; and $2 million for the Long-Term Bond Portfolio. See the Fund's Statement of Additional Information for further information.

                      ** Wire redemptions of less than $5,000 are subject to a
                         $5 processing fee.


                                                                 TOTAL BOND   SHORT-TERM   INTERMEDIATE-   LONG-TERM
                                         ANNUAL FUND               MARKET        BOND        TERM BOND       BOND
                                      OPERATING EXPENSES         PORTFOLIO    PORTFOLIO      PORTFOLIO     PORTFOLIO
                               -------------------------------------------------------------------------------------
                               Management & Administrative
                                 Expenses+.....................     0.14%        0.14%         0.14%         0.11%
                               Investment Advisory Fees........     0.01         0.01          0.01          0.01
                               12b-1 Fees......................     None         None          None          None
                               Other Expenses
                                 Distribution Costs............     0.03         0.03          0.03          0.03
                                 Miscellaneous Expenses........     0.02         0.02          0.02          0.05
                                                                 -------      -------      ---------       -------
                               Total Other Expenses............     0.05         0.05          0.05          0.08
                                                                 -------      -------      ---------       -------
                                        TOTAL OPERATING
                                          EXPENSES.............     0.20%++      0.20%         0.20%         0.20%
                                                                 =======      =======      =========       =======
                                + For accounts of less than $10,000, each Portfolio assesses an annual account maintenance fee of $10. This fee is in addition to the expenses set forth above.
                               ++ The Portfolio's Institutional class of shares is offered at an estimated expense ratio of .10% per year.



                      The purpose of these tables is to assist you in understanding the various costs and expenses that you would bear directly or indirectly as an investor in the Fund.



EACH PORTFOLIO
CHARGES A $10 ACCOUNT
MAINTENANCE FEE       Each Portfolio assesses an annual maintenance fee of $10
                      to offset the cost of maintaining smaller accounts. This fee, which is paid directly by shareholders, is deducted at a rate of $2.50 per quarter from the dividend income of each account. See "Dividends, Capital Gains and Taxes" for more information on this fee. The $10 fee amounts to 1.00% on a $1,000 investment in a Portfolio, and 0.33% on a $3,000 investment. This fee will be waived for shareholders with an account balance of $10,000 or more at the time of the quarterly deduction.

                      The following example illustrates the expenses that you would incur on a $1,000 investment over various periods, assuming (1) a 5% annual rate of return and (2) redemption at the end of each period. A $10 annual fee payable on accounts with current balances of less than $10,000 is not included. As noted in the table on page 5, the Portfolios charge no redemption fees of any kind.


                                                                        1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                                        ------   -------   -------   --------
                               Total Bond Market Portfolio............   $ 2       $ 6       $11       $26
                               Short-Term Bond Portfolio..............   $ 2       $ 6       $11       $26
                               Intermediate-Term Bond Portfolio.......   $ 2       $ 6       $11       $26
                               Long-Term Bond Portfolio...............   $ 2       $ 6       $11       $26


                      THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.
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FINANCIAL
HIGHLIGHTS            The following financial highlights information with
                      respect to the Total Bond Market, Short-Term Bond,
                      Intermediate-Term Bond and Long-Term Bond Portfolios, for a share outstanding throughout each period presented, has been derived from financial statements which were audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the Fund's 1997 financial statements and notes thereto, which, together with the remaining portions of the Fund's 1997 Annual Report to Shareholders, are incorporated by reference in the Statement of Additional Information and this Prospectus, and which appear, along with the report of Price
                      Waterhouse LLP, in the Fund's 1997 Annual Report to
                      Shareholders. For a more complete discussion of the Fund's performance, please see the Fund's 1997 Annual Report to Shareholders which may be obtained without charge by writing to the Fund or calling our Investor Information
                      Department at 1-800-662-7447.

                                      -------------------------------------------------------------------------------------------
                                                                      TOTAL BOND MARKET PORTFOLIO
                                      -------------------------------------------------------------------------------------------
                                                                        YEAR ENDED DECEMBER 31,
                                      -------------------------------------------------------------------------------------------
                                       1997     1996     1995     1994     1993     1992     1991     1990     1989     1988
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD............................   $ 9.84   $10.14   $ 9.17   $10.06   $ 9.88   $ 9.99   $ 9.41   $ 9.44   $ 9.05   $ 9.20
                                      ------   ------   ------   ------   ------   ------   ------   ------   ------   ------ ---
INVESTMENT OPERATIONS
 Net Investment Income.............     .645     .640     .650     .622     .638     .699     .766     .796     .797     .807
 Net Realized and Unrealized Gain
   (Loss) on Investments...........     .250    (.300)    .970    (.888)    .300    (.018)    .605    (.030)    .390    (.150)
                                       -----    -----    -----    -----    -----    -----    -----    -----    -----    -----
     TOTAL FROM INVESTMENT
       OPERATIONS..................     .895     .340    1.620    (.266)    .938     .681    1.371     .766    1.187     .657
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DISTRIBUTIONS
 Dividends from Net Investment
   Income..........................    (.645)   (.640)   (.650)   (.622)   (.638)   (.699)   (.766)   (.796)   (.797)   (.807)
 Distributions from Realized
   Capital Gains...................       --       --       --    (.002)   (.120)   (.092)   (.025)      --       --       --
                                       -----    -----    -----    -----    -----    -----    -----    -----    -----    -----
     TOTAL DISTRIBUTIONS...........    (.645)   (.640)   (.650)   (.624)   (.758)   (.791)   (.791)   (.796)   (.797)   (.807)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.....   $10.09   $ 9.84   $10.14   $ 9.17   $10.06   $ 9.88   $ 9.99   $ 9.41   $ 9.44   $ 9.05
=================================================================================================================================
TOTAL RETURN (1)...................     9.44%    3.58%   18.18%   (2.66)%   9.68%    7.14%   15.25%    8.65%   13.65%    7.35%
=================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period
 (Millions)........................   $5,129   $2,962   $2,405   $1,731   $1,540   $1,066     $849     $277     $139      $58
Ratio of Total Expenses to Average
 Net Assets........................     0.20%    0.20%    0.20%    0.18%    0.18%    0.20%    0.16%    0.21%    0.24%    0.30%
Ratio of Net Investment Income to
 Average Net Assets................     6.54%    6.54%    6.66%    6.57%    6.24%    7.06%    7.95%    8.60%    8.49%    8.84%
Portfolio Turnover Rate............       39%      39%      36%      33%      50%      49%      31%      29%      33%      21%
(1) Total return figures do not reflect the annual account maintenance fee of $10.



                                                              -----------------------------------------------------------
                                                                               SHORT-TERM BOND PORTFOLIO
                                                              -----------------------------------------------------------
                                                                           YEAR ENDED DEC. 31,                MAR. 1+ TO
                                                              ---------------------------------------------    DEC. 31,
                                                                  1997            1996            1995           1994
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................     $ 9.92          $10.07          $ 9.50         $10.00
                                                                 ------          ------          ------         ------
INVESTMENT OPERATIONS
 Net Investment Income......................................       .597            .587            .623           .463
 Net Realized and Unrealized Gain
   (Loss) on Investments....................................       .080           (.146)           .570          (.500)
                                                                 ------          ------          ------         ------
     TOTAL FROM INVESTMENT OPERATIONS.......................       .677            .441           1.193          (.037)
-------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income.......................      (.597)          (.587)          (.623)         (.463)
 Distributions from Realized Capital Gains..................         --           (.004)             --             --
                                                                 ------          ------          ------         ------
     TOTAL DISTRIBUTIONS....................................      (.597)          (.591)          (.623)         (.463)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD..............................     $10.00          $ 9.92          $10.07         $ 9.50
=========================================================================================================================
TOTAL RETURN (1)............................................       7.04%           4.55%          12.88%         (0.37)%
=========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions)........................         $446          $328              $208             $77
Ratio of Total Expenses to Average Net Assets...............       0.20%           0.20%           0.20%          0.18%*
Ratio of Net Investment Income to
 Average Net Assets.........................................       6.03%           5.93%           6.28%          5.77%*
Portfolio Turnover Rate.....................................         88%++           65%             65%            53%
(1) Total return figures do not reflect the annual account maintenance fee of $10.
 * Annualized.
 + Subscription period for the Portfolio was from January 18, 1994, through February 28, 1994, during which time all assets were held in money market instruments.
 ++ Portfolio turnover rate excluding in-kind redemptions was 73%.


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                                                ---------------------------------------   ---------------------------------------
                                                           INTERMEDIATE-TERM                             LONG-TERM
                                                            BOND PORTFOLIO                            BOND PORTFOLIO
                                                ---------------------------------------   ---------------------------------------
                                                   YEAR ENDED DEC. 31,       MAR. 1+ TO      YEAR ENDED DEC. 31,       MAR. 1+ TO
                                                --------------------------    DEC. 31,    --------------------------    DEC. 31,
                                                 1997      1996      1995       1994       1997      1996      1995       1994
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD..........  $ 9.96    $10.37    $ 9.18     $10.00     $10.08    $10.82    $ 8.96     $10.00
                                                ------    ------    ------     ------     ------    ------    ------     ------
INVESTMENT OPERATIONS
 Net Investment Income........................    .661      .648      .661       .533       .678      .674      .692       .586
 Net Realized and Unrealized Gain
   (Loss) on Investments......................    .240     (.406)    1.217      (.820)      .700     (.731)    1.884     (1.040)
                                                ------    ------    ------     ------     ------    ------    ------     ------
     TOTAL FROM INVESTMENT OPERATIONS.........    .901      .242     1.878      (.287)     1.378     (.057)    2.576      (.454)
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income.........   (.661)    (.648)    (.661)     (.533)     (.678)    (.674)    (.692)     (.586)
 Distributions from Realized Capital Gains....      --     (.004)    (.027)        --         --     (.009)    (.024)        --
                                                ------    ------    ------     ------     ------    ------    ------     ------
     TOTAL DISTRIBUTIONS......................   (.661)    (.652)    (.688)     (.533)     (.678)    (.683)    (.716)     (.586)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD................  $10.20    $ 9.96    $10.37     $ 9.18     $10.78    $10.08    $10.82     $ 8.96
=================================================================================================================================
TOTAL RETURN (1)..............................    9.41%     2.55%    21.07%     (2.88)%    14.30%    (0.26)%   29.72%     (4.53)%
=================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions)..........    $687      $460      $346         $71       $88       $44       $24           $9
Ratio of Total Expenses to Average Net
 Assets.......................................    0.20%     0.20%     0.20%      0.18%*     0.20%     0.20%     0.20%      0.18%*
Ratio of Net Investment Income to
 Average Net Assets...........................    6.64%     6.54%     6.55%      6.88%*     6.66%     6.75%     6.90%      7.70%*
Portfolio Turnover Rate.......................      56%       80%       71%        63%        58%       46%       45%        70%
(1) Total return figures do not reflect the annual account maintenance fee of $10.
 * Annualized.
 + Subscription period for the Portfolio was from January 18, 1994, through February 28, 1994, during which time all assets were held in money market instruments.


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YIELD AND
TOTAL RETURN          From time to time each Portfolio may advertise its yield
                      and total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance. The "total return" of a Portfolio refers to the average annual compounded rates of return over one-, five- and ten-year periods or for the life of the Portfolio (as stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment, assuming the reinvestment of all dividend and capital gains distributions.

                      In accordance with industry guidelines set forth by the U.S. Securities and Exchange Commission, the "30-day yield" of a Portfolio is calculated by dividing the net investment income per share earned during a 30-day period by the net asset value per share on the last day of the period. Net investment income includes interest and dividend income earned on the Portfolio's securities; it is net of all expenses and all recurring and nonrecurring charges that have been applied to all shareholder accounts. The yield calculation assumes that the net investment income earned over 30 days is compounded monthly for six months and then annualized. Methods used to calculate advertised yields are standardized for all stock and bond mutual funds. However, these methods differ from the accounting methods used by a Portfolio to maintain its books and records, and so the advertised 30-day yield may not fully reflect the income paid to an investor's account.
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INVESTMENT
OBJECTIVE

EACH PORTFOLIO
SEEKS TO MATCH
THE INVESTMENT
PERFORMANCE OF ITS
RESPECTIVE INDEX      The Fund is an open-end diversified investment company
                      designed as an "index" fund. The Fund consists of four
                      Portfolios, each of which seeks to match the investment results of a particular investment grade bond index through the use of index sampling techniques. The Total
                      Bond Market Portfolio seeks to replicate the performance of a broad market-weighted bond index, while the Short-Term Bond, Intermediate-Term Bond and Long-Term
                      Bond Portfolios attempt to replicate the performance of market-weighted bond indexes with prescribed maturity standards. There is no assurance that any of the Fund's
                      Portfolios will achieve its stated objective.

                      The investment objective of each Portfolio is fundamental and so cannot be changed without the approval of a majority of a Portfolio's shareholders.
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INVESTMENT
POLICIES

EACH PORTFOLIO USES A
"PASSIVE" APPROACH
TO INVEST IN FIXED-
INCOME SECURITIES     The four Portfolios of the Fund are not managed according
                      to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial, and market analyses and investment judgment. Instead, the Portfolios, utilizing a "passive" or "indexing" investment approach, will attempt to duplicate the investment performance of their respective indexes through statistical sampling procedures. Each Portfolio will invest in a group of fixed-income securities selected from its respective index which, when taken together, are expected to perform similarly to the index as a whole. This sampling technique is expected to enable each Portfolio to track the dividend income and price movements of its respective index, while minimizing brokerage, custodial and accounting costs. The
                      Portfolios are managed without regard to tax ramifications.

                      The TOTAL BOND MARKET PORTFOLIO will invest in a portfolio of fixed-income securities selected to match the Lehman Brothers Aggregate Bond Index (the "Aggregate Bond Index"). The Aggregate Bond Index is a broad market-weighted index which encompasses four major classes of investment grade fixed-income securities in the United
                      States: U.S. Treasury and agency securities, corporate bonds, international (dollar-denominated) bonds, and mortgage-backed securities, with maturities greater than one year.

                      The SHORT-TERM BOND PORTFOLIO will invest in a portfolio of fixed-income securities selected to match the Lehman Brothers Mutual Fund Short (1-5) Government/ Corporate Index (the "Short-Term Index"). The Short-Term Index is a market-weighted index which encompasses three major classes of investment grade fixed-income securities: U.S. Treasury and agency securities, corporate bonds, and international (dollar-denominated) bonds, all with maturities between 1 and 5 years.

                      The INTERMEDIATE-TERM BOND PORTFOLIO will invest in a portfolio of fixed-income securities selected to match the Lehman Brothers Mutual Fund Intermediate (5-10) Government/Corporate Index (the "Intermediate-Term Index"). The Intermediate-Term Index is a market-weighted index which encompasses three major classes of investment grade fixed-income securities: U.S. Treasury and agency securities, corporate bonds, and international (dollar-denominated) bonds, all with maturities between 5 and 10 years.

                      The LONG-TERM BOND PORTFOLIO will invest in a portfolio of fixed-income securities selected to match the Lehman Brothers Long (10+) Government/Corporate Index (the "Long-Term Index"). The Long-Term Index is a market-weighted index which encompasses three major classes of investment grade fixed-income securities: U.S. Treasury and agency securities, corporate bonds, and international (dollar-denominated) bonds, all with maturities greater than 10 years.

                      Each Portfolio will invest 80% or more of its assets in securities included in its respective index. As of December 31, 1997, the major classes of fixed-income securities represented the following proportions of the respective indexes total market values:



                                                            BOND INDEX     INDEX       TERM INDEX       INDEX
                                                            ----------   ----------   -------------   ---------
                               U.S. Treasury and
                                 agency securities               49%          83%            58%           65%
                               Corporate bonds                   17%          14%            32%           29%
                               International (dollar-
                                 denominated) bonds               4%           3%            10%            6%
                               Mortgage-backed securities        30%           0%             0%            0%
                               Dollar-weighted average
                                 maturity (Years)            8.7 yrs      2.7 yrs        7.4 yrs      23.6 yrs



                      The Portfolios of the Fund may, from time to time, substitute one type of investment grade bond for another. For instance, a Portfolio may hold more short-term corporate bonds (fewer short-term U.S. Treasury bonds) than represented in the Index so as to increase income. This corporate substitution strategy will entail the assumption of additional credit risk; however, substantial diversification within the corporate sector should moderate issue-specific credit risk. In addition, current investment policy restricts corporate substitutions to issues with less than 4 years remaining to maturity and in aggregate no more than 15% of net assets. Overall, credit risk is expected to be very low for each of the Portfolios.

                      Fixed-income securities will be primarily of investment grade quality -- i.e., those rated at least Baa3 by Moody's Investors Service, Inc. or BBB- by Standard & Poor's Corporation. Securities rated Baa or BBB are considered as medium grade obligations. Interest payments and principal are regarded as adequate for the present but certain protective elements found in higher rated bonds may be lacking. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

                      In its effort to duplicate the investment performance of its Index, each Portfolio will invest in fixed-income securities approximating its relative proportion of the Index's total market value. For the Total Bond Market Portfolio, these investments will include U.S. Treasury and agency securities, mortgage-backed securities, and corporate and international (dollar-denominated) bonds. For the Short-Term Bond, Intermediate-Term Bond and Long-Term Bond Portfolios, these investments include U.S. Treasury and agency securities, corporate debt and international (dollar-denominated) debt. The Portfolios may invest in U.S. Treasury bills, notes and bonds and other "full faith and credit" obligations of the U.S. Government. The Portfolios may also invest in U.S. Government agency securities, which are debt obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government. Such "agency" securities may not be backed by the "full faith and credit" of the U.S. Government. Such U.S. Government agencies may include the Federal Farm Credit Banks, the Resolution Trust Corporation and in the case of the Total Bond Market Portfolio, the Government National Mortgage Association. Even though they all carry top (AAA) credit ratings, "agency" obligations are not explicitly guaranteed by the U.S. Government and so are perceived as somewhat riskier than comparable Treasury bonds.

                      Each Portfolio may also invest up to 20% of its assets in short-term money market instruments, and may invest in bond (interest rate) futures contracts and options to a limited extent. Such securities will be held only to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions, or to minimize trading costs. The Portfolios will not invest in such securities as part of a temporary defensive strategy (such as altering the aggregate maturity of a Portfolio) to protect the Fund against potential bond market declines. Each Portfolio intends to remain fully invested, to the extent practicable, in a pool of securities which will duplicate the investment characteristics of the respective index. See "Implementation of Policies" for a description of other investment practices of the Fund.

                      The Fund is responsible for voting the shares of all securities it holds.

                      These investment policies are not fundamental and so may be changed by the Board of Directors without shareholder approval. However, shareholders would be notified prior to any material change.
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INVESTMENT
RISKS As mutual funds investing primarily in fixed-income securities, the Portfolios are subject to interest rate, income, call and credit risks. Since the Total Bond Market Portfolio also invests in mortgage-backed securities, the Portfolio is also subject to prepayment risk.

THE PORTFOLIOS ARE
SUBJECT TO INTEREST
RATE RISK             INTEREST RATE RISK is the potential for fluctuations in
                      bond prices due to changing interest rates. As a rule, bond prices vary inversely with interest rates. If interest rates rise, bond prices generally decline; if interest rates fall, bond prices generally rise. In addition, for a given change in interest rates, longer-maturity bonds fluctuate more in price than shorter-maturity bonds. To compensate investors for these larger fluctuations, longer-maturity bonds usually offer higher yields than shorter-maturity bonds, other factors, including credit quality, being equal.

                      These basic principles of bond prices also apply to U.S. Government securities. A security backed by the "full faith and credit" of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change.

                      The TOTAL BOND MARKET and INTERMEDIATE-TERM BOND PORTFOLIOS maintain an intermediate-term dollar-weighted average maturity, and are therefore subject to a moderate to high level of interest rate risk. Interest rate risk for the SHORT-TERM BOND PORTFOLIO should be modest. Because of the short-term dollar-weighted average maturities, the Portfolio is expected to exhibit low to moderate price fluctuations as interest rates change. The LONG-TERM BOND PORTFOLIO is exposed to substantial interest rate risk. The Portfolio is expected to have a dollar-weighted average maturity in excess of 15 years which exposes it to high to very high price fluctuations due to changing interest rates.

                      As an illustration of interest rate risk, the chart below depicts the effect of a two percentage point change in interest rates on three bonds of varying maturities:

                        PERCENTAGE CHANGE IN PRICE OF A PAR BOND YIELDING 7.5%

                      ----------------------------------------------------------

                                                             2 PERCENTAGE POINT   2 PERCENTAGE POINT
                                                                INCREASE IN          DECREASE IN
                                     STATED MATURITY           INTEREST RATES       INTEREST RATES
                               ----------------------------  ------------------   ------------------
                               Short-Term (2.5 years)              - 4.4%               + 4.6%
                               Intermediate-Term (10 years)        -12.7%               +15.2%
                               Long-Term (20 years)                -17.8%               +24.1%


                      This chart is intended to provide you with guidelines for determining the degree of interest rate risk you may be willing to assume. The yield and price changes shown should not be taken as representative of a Portfolio's current or future yield or expected changes in a Portfolio's share price.

THE PORTFOLIOS ARE
SUBJECT TO            INCOME RISK is the potential for a decline in a
INCOME RISK           Portfolio's income due to falling market interest rates.
                      In relative terms, income risk will be higher for the Fund's shorter-term Portfolios and lower for the Fund's longer-term Portfolios.

THE LONG-TERM BOND
PORTFOLIO IS SUBJECT
TO CALL RISK          An additional risk associated with long-term corporate
                      bonds is call risk. CALL RISK is the possibility that corporate bonds held by the Portfolio will be repaid prior to maturity. Call provisions, common in many corporate bonds, allow bond issuers to redeem bonds prior to maturity (at a specific price). When interest rates are falling, bond issuers often exercise these call provisions, paying off bonds that carry high stated interest rates and often issuing new bonds at lower rates.
                      For the Portfolio, the result would be that bonds with high interest rates are "called" and must be replaced with lower-yielding instruments. In these circumstances, the income of the Portfolio would decline. Reflecting these additional credit and call risks, the corporate portion of the portfolio will generally offer higher yields than the government portion.

THE TOTAL BOND
MARKET PORTFOLIO
IS SUBJECT TO
PREPAYMENT RISK       As a mutual fund investing a portion of its assets in
                      mortgage-backed securities (see chart on page 10), the Total Bond Market Portfolio is subject to prepayment risk to a limited extent. PREPAYMENT RISK is the possibility that, during periods of declining interest rates, the principal invested in high-yielding mortgage-backed securities will be repaid earlier than scheduled, and the Fund will be forced to reinvest the unanticipated payments at generally lower interest rates.

                      Prepayment risk has two important effects on the Portfolio. First, when interest rates fall and principal prepayments are reinvested at lower interest rates, the income that the Portfolio derives from mortgage-backed securities is reduced. Second, like other fixed-income securities, mortgage-backed securities generally decline in price when interest rates rise. However, because of prepayment risk, mortgage-backed securities (and thus in part the share price of the Portfolio and the value of the Index) will not enjoy as large a gain in market value as ordinary bonds when interest rates fall. In part to compensate for prepayment risk, mortgage-backed securities generally offer higher yields than bonds of comparable credit quality and maturity.

CREDIT RISK IS
EXPECTED TO BE LOW    CREDIT RISK is the possibility that an issuer of
                      securities held by a Portfolio will be unable to make payments of either interest or principal. The credit risk of a Portfolio is a function of the credit quality of its underlying securities.

                      The credit quality of each Portfolio is expected to be very high, and thus credit risk should be low. As of December 31, 1997, the average quality, as rated by Moody's Investors Service, Inc., of each Portfolio's benchmark index was as follows:

                                          Aggregate Bond Index.............................  Aaa
                                          Short-Term Bond Index............................  Aaa
                                          Intermediate-Term Bond Index.....................  Aa1
                                          Long-Term Bond Index.............................  Aa2

                      To a limited extent, the Portfolios are also exposed to EVENT RISK, the possibility that corporate fixed-income securities held by the Portfolios may suffer a substantial decline in credit quality and market value due to a corporate restructuring. Corporate restructurings, such as mergers, leveraged buyouts, takeovers or similar events, are often financed by a significant expansion of corporate debt. As a result of the added debt burden, the credit quality and market value of a firm's existing debt securities may decline significantly. While event risk may be high for certain corporate and international (dollar-denominated) securities held by the Portfolios, event risk for each Portfolio in the aggregate should be low because of each Portfolio's diversified holdings and the small percentage of Portfolio assets invested in these securities.

                      The corporate substitution strategy will increase credit risk somewhat, as short-term investment grade corporate bonds are substituted for U.S. Treasury bonds and notes; however, owing to the diversified nature of the Portfolios, and policies limiting the maturity and maximum amount of substitutions, the overall credit and event risk of the Portfolios is expected to be low.

NO CURRENCY RISK
IN ANY PORTFOLIO      While each of the chosen Lehman Index benchmarks do have
                      limited exposure to international bonds, there is no
                      currency risk associated with the investments since they
                      are all dollar-denominated.
--------------------------------------------------------------------------------

WHO SHOULD
INVEST

INVESTORS SEEKING TO
PARTICIPATE IN THE
"BOND MARKET" AS A
WHOLE OR ITS VARIOUS
MATURITY SEGMENTS     The Portfolios are designed for individual and
                      institutional investors seeking well-diversified, low-cost ways to participate in the U.S. fixed-income markets. The
                      Portfolios will be essentially fully invested at all times. Because the Total Bond Market Portfolio will represent all major sectors of the investment grade fixed-income securities market, the Portfolio is a suitable vehicle for those investors seeking ownership in the "bond market" as a whole, without regard to particular sectors.
                      The Short-Term Bond, Intermediate-Term Bond and Long-Term
                      Bond Portfolios are suitable vehicles for those investors seeking ownership in specific maturity segments of the "bond market." Each Portfolio concentrates on bonds of various maturities as illustrated in the chart on page 10.
                      Because of the risks associated with bond investments, each Portfolio is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term bond market movements.

                      As with all longer-term, fixed-income investments, the share price of the Total Bond Market, Intermediate-Term Bond and Long-Term Bond Portfolios will vary, with the Long-Term Bond Portfolio expected to exhibit the greatest volatility. Share price volatility should be significantly less for the Short-Term Bond Portfolio. Credit risk should be minimal for each Portfolio. The investment risks are described on page 11.

                      The Portfolios are also suitable for those investors with common stock holdings who are seeking a complementary fixed-income investment to create a more balanced asset mix. Because of potential share price fluctuations, the Portfolios may be inappropriate for investors who have short-term objectives or who require stability of principal.
--------------------------------------------------------------------------------

IMPLEMENTATION
OF POLICIES           The Portfolios follow a variety of investment practices in an effort to duplicate the total return of their respective indexes.

THE PORTFOLIOS INVEST
IN FIXED-INCOME
SECURITIES            Each Portfolio will invest at least 80% or more of its
                      assets in securities included in its benchmark index. The indexes measure the total investment return (capital change plus income) provided by a universe of fixed-income securities, weighted by the market value outstanding of each security. The securities included in each index generally meet the following criteria, as defined by Lehman Brothers: an outstanding market value of at least
                      $100 million; and investment grade quality -- i.e., rated a minimum of Baa3 by Moody's Investors Service, Inc. The maturities of securities included in each index will vary as described on page 10. If a security held in the Fund's portfolio is downgraded to a rating below these minimum standards, the Fund may continue to hold it until such time as the adviser deems it most advantageous to dispose of the security.


THE PORTFOLIOS USE A
"SAMPLING" TECHNIQUE  The Portfolios will be unable to hold all of the individual issues which comprise the indexes because of the large number of securities involved. Instead, each Portfolio will hold a representative sample of the securities in its respective index, selecting a few issues to represent entire "classes" or types of securities in the index. Each Portfolio will be constructed so as to approximately match the composition of its benchmark index as described on pages 9 and 10 after adjusting for the corporate substitution policy described on page 10. The corporate substitution strategy only applies to the Total Bond Market Portfolio and the Short-Term Bond Portfolio.

                      At the broadest level, and adjusted for the corporate substitution strategy, each Portfolio will seek to hold securities which reflect the weighting of the major asset classes in its respective index. For the Total Bond Market Portfolio, these classes include U.S. Treasury and agency securities, corporate bonds, and mortgage-backed securities. For the Short-Term Bond, Intermediate-Term Bond and Long-Term Bond Portfolios, the two major classes of securities include U.S. Treasury and agency securities and corporate bonds. For example, if U.S. Treasury and agency securities represent approximately 60% of an index's interest rate risk, then approximately 60% of the respective Portfolio's interest rate risk will come from such securities. Similarly, if corporate bonds represent 20% of the interest rate risk of an index, then they will represent approximately 20% of the interest rate risk of the Portfolio.


                      Such a sampling technique is expected to be an effective means of substantially duplicating the income and capital returns provided by each index. Over time, the correlation between the performance of a Portfolio and its respective index is expected to be 0.95 or higher. A correlation of
                      1.00 would indicate perfect correlation, which would be achieved when the net asset value of a Portfolio, including the value of its dividend and capital gain distributions, increases or decreases in exact proportion to changes in the index. The performance and structure of a Portfolio versus that of its respective index is monitored regularly. If significant structural mismatches develop, the Portfolio is rebalanced to bring it in line with the index.


THE TOTAL BOND
MARKET PORTFOLIO
MAY INVEST IN
MORTGAGE-BACKED
SECURITIES            As part of its effort to duplicate the investment
                      performance of its Index, the Total Bond Market Portfolio may invest in mortgage-backed securities. Mortgage-backed securities represent an interest in an underlying pool of mortgages. Unlike ordinary fixed-income securities, which generally pay a fixed rate of interest and return principal upon maturity, mortgage-backed securities repay both interest income and principal as part of their periodic payments. Because the mortgages underlying mortgage-backed certificates can be prepaid at any time by homeowners or corporate borrowers, mortgage-backed securities give rise to certain unique "prepayment" risks.
                      See "Investment Risks."

                      The Total Bond Market Portfolio may purchase mortgage-backed securities issued by the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), the Federal National Mortgage Association (FNMA), and the Federal Housing Authority (FHA). GNMA securities are guaranteed by the U.S. Government as to the timely payment of principal and interest; securities from other Government-sponsored entities are generally not secured by an explicit pledge of the U.S. Government. The Portfolio may also invest in conventional mortgage securities, which are packaged by private corporations and are not guaranteed by the U.S. Government. Mortgage securities that are guaranteed by the U.S. Government are guaranteed only as to the timely payment of principal and interest. The market values of the securities are not guaranteed and may fluctuate.

EACH PORTFOLIO MAY
INVEST IN SHORT-TERM
MONEY MARKET
INSTRUMENTS           Although they normally seek to remain substantially fully
                      invested in securities in the respective indexes, the Portfolios may invest temporarily in certain short-term money market instruments. Such securities may be used to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. These securities include:
                      obligations of the United States Government and its agencies or instrumentalities; commercial paper, bank certificates of deposit, and bankers' acceptances; and repurchase agreements collateralized by these securities.

EACH PORTFOLIO MAY
LEND ITS SECURITIES   Each Portfolio may lend its investment securities to
                      qualified institutional investors for either short-term or long-term purposes of realizing additional income. Loans of securities by a Portfolio will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. Government or its agencies. The collateral will equal at least 100% of the current market value of the loaned securities.

PORTFOLIO TURNOVER
IS NOT EXPECTED
TO EXCEED 50%         Although it generally seeks to invest for the long term,
                      each Portfolio retains the right to sell securities irrespective of how long they have been held. It is anticipated that the annual portfolio turnover of each Portfolio will not exceed 50%. A turnover rate of 50% would occur, for example, if one half of the securities of a Portfolio were replaced within one year. A portfolio turnover rate of 100% may be considered high for a bond index fund and would result in additional expenses.

DERIVATIVE
INVESTING
                      Derivatives are instruments whose values are linked to or derived from an underlying security or index. The most common and conventional types of derivative securities are futures and options.

EACH PORTFOLIO MAY
INVEST IN DERIVATIVE
SECURITIES
                      Each Portfolio may invest in futures contracts and options, but only to a limited extent. Specifically, a Portfolio of the Fund may enter into futures contracts provided that not more than 5% of its assets are required as a futures contract deposit; in addition, a Portfolio may enter into futures contracts and options transactions only to the extent that obligations under such contracts or transactions represent not more than 20% of the Portfolio's assets.

                      Futures contracts and options may be used for several common fund management strategies: to maintain cash reserves while simulating full investment, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a specific futures contract is priced more attractively than other futures contracts or the underlying security or index.

                      The Portfolios may use futures contracts for bona fide "hedging" purposes. In executing a hedge, a manager sells, for example, stock index futures to protect against a decline in the stock market. As such, if the market drops, the value of the futures position will rise, thereby offsetting the decline in value of the Portfolios' stock holdings.

                      The Fund may also invest in other conventional derivatives designed to replicate the risk/return characteristics of a conventional fixed income note or bond. Such derivatives would be managed, in both structure and concentration, to adhere to the Fund's investment policy restrictions as to market and credit risk.

EACH PORTFOLIO MAY
INVEST IN CMOS        The Portfolios may invest in a relatively conservative
                      class of collateralized mortgage obligations (CMOs) which feature a high degree of cash flow predictability and less vulnerability to mortgage prepayment risk. To reduce credit risk, Vanguard purchases these less risky classes of collateralized mortgage obligations issued only by agencies of the U.S. Government or privately-issued collateralized mortgage obligations that carry high-quality investment-grade ratings.

FUTURES CONTRACTS
AND OPTIONS POSE
CERTAIN RISKS
                      The primary risks associated with the use of futures contracts and options are: (i) imperfect correlation between the change in market value of the bonds held by a Portfolio and the prices of futures contracts and options; and (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position prior to its maturity date. The risk of imperfect correlation will be minimized by investing in those contracts whose price fluctuations are expected to resemble those of the Portfolio's underlying securities. The risk that a Portfolio will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

                      The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (or gain) to the investor. When investing in futures contracts, a Portfolio will segregate cash or other liquid portfolio securities in the amount of the underlying obligation.
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INVESTMENT
LIMITATIONS

EACH PORTFOLIO HAS
ADOPTED CERTAIN
FUNDAMENTAL
LIMITATIONS           Each Portfolio has adopted limitations on some of its
                      investment policies. Some of these limitations are that the Portfolio will not:

                      (a) invest more than 5% of its assets in the securities of any single issuer except obligations of the United States Government or government agencies;
                      (b) purchase more than 5% of the voting securities of any
                          issuer;
                      (c) borrow money, except that each Portfolio may borrow
                          from banks (or through reverse repurchase agreements), for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, in an amount not exceeding 15% of the value of a Portfolio's net assets (including the amount borrowed and the value of any outstanding reverse repurchase agreements) at the time the borrowing is made. Whenever borrowings exceed 5% of the value of a Portfolio's net assets, the Portfolio will not make any additional investments;
                      (d) pledge, mortgage or hypothecate its assets to an
                          extent greater than 5% of the value of its total assets; and
                      (e) invest more than 25% of its assets in any one
                          industry.


                      A complete list of each Portfolio's investment limitations can be found in the Statement of Additional Information. These limitations are fundamental and may be changed only by approval of a majority of the Portfolio's shareholders.

--------------------------------------------------------------------------------

MANAGEMENT
OF THE FUND

VANGUARD ADMINISTERS
AND DISTRIBUTES
THE FUND The Fund is a member of The Vanguard Group of Investment Companies, a family of more than 30 investment companies with more than 95 distinct portfolios and total assets in excess of $350 billion. Through their jointly-owned subsidiary, The Vanguard Group, Inc. ("Vanguard"), the Fund and the other funds in the Group obtain at cost virtually all of their corporate management, administrative, shareholder accounting and distribution services. Vanguard also provides investment advisory services on an at-cost basis to certain Vanguard funds. As a result of Vanguard's unique corporate structure, the Vanguard funds have costs substantially lower than those of most competing mutual funds. In 1997, the average expense ratio (annual costs including advisory fees divided by total net assets) for the Vanguard funds amounted to approximately .28% compared to an average of 1.24% for the mutual fund industry (data provided by Lipper Analytical Services).


                      The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Directors. The Directors set broad policies for the Fund and choose its Officers. A list of the Directors and Officers of the Fund and a statement of their present positions and principal occupations during the past five years can be found in the Statement of Additional Information.

                      Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the funds and also furnishes the funds with necessary office space, furnishings and equipment. Each fund pays its share of Vanguard's net expenses, which are allocated among the funds under methods approved by the Board of Directors (Trustees) of each fund. In addition, each fund bears its own direct expenses, such as legal, auditing and custodian fees.

                      Vanguard also provides distribution and marketing services to the Vanguard funds. The funds are available on a no-load basis (i.e., there are no sales commissions or 12b-1 fees). However, each fund bears its share of the Group's distribution costs.
--------------------------------------------------------------------------------


INVESTMENT
ADVISER

VANGUARD MANAGES
THE FUND'S
INVESTMENTS           Each Portfolio receives all investment advisory services
                      from Vanguard's Fixed Income Group. The Fixed Income Group provides investment advisory services to more than 40
                      Vanguard money market and bond portfolios, both taxable and tax-exempt. Total assets under management by Vanguard's Fixed Income Group were more than $100 billion as of December 31, 1997. The Portfolios are not actively managed, but are instead administered by the Fixed Income
                      Group using computerized, quantitative techniques. The
                      Fixed Income Group is supervised by the Officers of the Fund. Ian A. MacKinnon, Senior Vice President of Vanguard, has been in charge of the Group since its inception in 1981.


                      Mr. MacKinnon is responsible for setting the broad investment strategies employed by the Fund, and for overseeing the portfolio manager who implements those strategies on a day-to-day basis.

                      The Fund's portfolio manager is Kenneth E. Volpert, a Principal of Vanguard, who also serves as portfolio manager of the Vanguard Variable Insurance
                      Fund -- High-Grade Bond Portfolio and the bond portion of the Vanguard Balanced Index Fund. Mr. Volpert began managing the Vanguard Bond Index Fund in December 1992.

                      For six years prior to joining Vanguard, Mr. Volpert was associated with Mellon Bond Associates.

                      The Fixed Income Group places all orders for purchases and sales of portfolio securities. Purchases of portfolio securities are made either directly from the issuer or from securities dealers. The Fixed Income Group may sell portfolio securities prior to their maturity if circumstances and considerations warrant, and if it believes such dispositions advisable. The Group seeks to obtain the best available net price and most favorable execution for all portfolio transactions. When the Portfolio purchases a newly issued security at a fixed price, the Group may designate certain members of the underwriting syndicate to receive compensation associated with that transaction. Certain dealers have agreed to rebate a portion of such compensation directly to the Portfolio to offset their management expenses.
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PERFORMANCE
RECORD The tables in this section provide investment results for the Total Bond Market, Short-Term Bond, Intermediate-Term Bond and Long-Term Bond Portfolios for several periods throughout the Fund's lifetime. The results shown represent "total return" investment performance, which assumes the reinvestment of all capital gains and income dividends for the indicated periods. Also included is comparative information with respect to the unmanaged Aggregate Bond Index described on page 9, the Consumer Price Index, a statistical measure of changes in the prices of goods and services, the Lehman Mutual Fund Short-Term (1-5) Government/Corporate Bond Index, the Lehman Mutual Fund Intermediate (5-10) Government/Corporate Bond Index, and the Lehman Long (10+) Government/Corporate Bond Index. The table does not make any allowance for federal, state or local income taxes, which shareholders must pay on a current basis.



                      The results shown should not be considered a representation of the total return from an investment made in the Portfolio today. This information is provided to help investors better understand the Portfolio and may not provide a basis for comparison with other investments or mutual funds which use a different method to calculate performance.


                                   AVERAGE ANNUAL TOTAL RETURN FOR
                       VANGUARD BOND INDEX FUND -- TOTAL BOND MARKET PORTFOLIO

                               FISCAL PERIODS     TOTAL BOND      AGGREGATE     CONSUMER
                               ENDED 12/31/97  MARKET PORTFOLIO   BOND INDEX   PRICE INDEX
                               --------------  ----------------   ----------   -----------
                               1 Year                9.44%           9.65%        1.70%
                               3 Years              10.24           10.42         2.52
                               5 Years               7.42            7.48         2.60
                               10 Years              8.88            9.18         3.41
                               Lifetime*             8.09            8.51         3.51

                      * December 11, 1986 to December 31, 1997.

                                   AVERAGE ANNUAL TOTAL RETURN FOR
                        VANGUARD BOND INDEX FUND -- SHORT-TERM BOND PORTFOLIO

                                                                     LEHMAN MUTUAL FUND
                               FISCAL PERIODS     SHORT-TERM      SHORT (1-5) GOVERNMENT/     CONSUMER
                               ENDED 12/31/97   BOND PORTFOLIO      CORPORATE BOND INDEX     PRICE INDEX
                               --------------  ----------------   ------------------------   -----------
                               1 Year                7.04%                  7.13%               1.70%
                               3 Years               8.10                   8.17                2.52
                               Lifetime*             6.18                   6.28                2.50

                      * March 1, 1994 to December 31, 1997.


                                   AVERAGE ANNUAL TOTAL RETURN FOR
                          VANGUARD BOND INDEX FUND -- INTERMEDIATE-TERM BOND
                                              PORTFOLIO

                                                                        LEHMAN MUTUAL FUND
                                                 INTERMEDIATE-         INTERMEDIATE (5-10)
                               FISCAL PERIODS        TERM                  GOVERNMENT/              CONSUMER
                               ENDED 12/31/97   BOND PORTFOLIO         CORPORATE BOND INDEX       PRICE INDEX
                               --------------  -----------------   ----------------------------   ------------
                               1 Year                 9.41%                     9.43%                 1.70%
                               3 Years               10.75                     10.92                  2.52
                               Lifetime*              7.49                      7.60                  2.50

                      * March 1, 1994 to December 31, 1997.


                                   AVERAGE ANNUAL TOTAL RETURN FOR
                         VANGUARD BOND INDEX FUND -- LONG-TERM BOND PORTFOLIO

                                                                         LEHMAN
                               FISCAL PERIODS     LONG-TERM      LONG (10+) GOVERNMENT/      CONSUMER
                               ENDED 12/31/97  BOND PORTFOLIO     CORPORATE BOND INDEX     PRICE INDEX
                               --------------  ---------------   -----------------------   ------------
                               1 Year               14.30%                14.52%               1.70%
                               3 Years              13.93                 14.22                2.52
                               Lifetime*             9.41                  9.59                2.50

                      * March 1, 1994 to December 31, 1997.

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DIVIDENDS,
CAPITAL GAINS
AND TAXES

EACH PORTFOLIO PAYS
MONTHLY DIVIDENDS     Dividends consisting of virtually all of the ordinary
                      income of each Portfolio are declared daily and are payable to shareholders of record at the time of declaration. Such dividends are paid on the first business day of each month. Capital gains distributions, if any, are made annually. In addition, each Portfolio may occasionally be required to make supplemental dividend or capital gains distributions at some other time during the year.


                      Each Portfolio's dividend and capital gains distributions may be reinvested in additional shares or received in cash. See "Choosing a Distribution Option" for a description of these distribution methods. Shareholders who choose to reinvest their dividend distributions will receive a quarterly (not monthly) confirmation statement.

                      Each Portfolio automatically deducts a $10 annual account maintenance fee from the dividend income of each account on a quarterly basis (at a rate of $2.50 per quarter). If the monthly dividend for the account is less than the fee to be deducted, the Portfolio will redeem sufficient shares to make up the difference. The Board of Directors reserves the right to change the annual account maintenance fee to reflect the actual cost of maintaining smaller shareholder accounts. For federal tax purposes, the account maintenance fee does not reduce dividend income and is treated as an investment expense (deductible as a miscellaneous itemized deduction in the case of individual investors). This fee will be waived for shareholders with an account balance of $10,000 or more at the time of the quarterly deduction.

                      Pursuant to the Internal Revenue Code, certain dividend and capital gains distributions declared by each Portfolio during December, if received by shareholders by January 31, are deemed to have been paid by the Portfolio and received by shareholders on December 31 of the prior year.

                      Each Portfolio intends to continue to qualify for taxation as a "regulated investment company" under the Internal Revenue Code so that it will not be subject to federal income tax to the extent its income is distributed to shareholders. Dividends paid by the Portfolio from net investment income and net short-term capital gains, whether received in cash or reinvested in additional shares, will be taxable to shareholders as ordinary income. For corporate investors, dividends paid by the Portfolios from net investment income will generally not qualify for the intercorporate dividends-received deduction.


                      Distributions paid by a Portfolio from long-term capital gains, whether received in cash or reinvested in additional shares, are taxable as long-term capital gains, regardless of the length of time you have owned shares in the Portfolio. Long-term capital gains may be taxed at different rates depending on how long the Fund held the securities. Capital gains distributions are made when a Portfolio realizes net capital gains on sales of portfolio securities during the year. Realized capital gains are not expected to be a significant or predictable part of investment return of each Portfolio.


                      The Fund will notify you annually as to the tax status of dividend and capital gains distributions paid by each Portfolio.

A CAPITAL GAIN OR LOSS
MAY BE REALIZED
UPON EXCHANGE OR
REDEMPTION            A sale of shares of a Portfolio is a taxable event and may result in a capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares, a checkwriting redemption, or an exchange of shares between two mutual funds (or two portfolios of a mutual fund).

                      Dividend distributions, capital gains distributions, and capital gains or losses from redemptions and exchanges may be subject to state and local taxes.

                      Each Portfolio is required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations. You may avoid this withholding requirement by certifying on your Account Registration Form your proper Social Security or Taxpayer Identification Number and by certifying that you are not subject to backup withholding.

                      The Fund has obtained a Certificate of Authority to do business as a foreign corporation in Pennsylvania and does business and maintains an office in that state. In the opinion of counsel, the shares of the Fund are exempt from Pennsylvania personal property taxes.

                      The tax discussion set forth above is included for
                      general information only. Prospective investors should consult their own tax advisers concerning the tax consequences of an investment in the Fund.
--------------------------------------------------------------------------------


THE SHARE PRICE
OF EACH PORTFOLIO     Each Portfolio's share price, or "net asset value" per
                      share, is calculated by dividing the total assets of the Portfolio, less all liabilities, by the total number of shares outstanding, except for the Total Bond Portfolio whereby net asset value is calculated by dividing the net assets attributed to each share class, by the total number of shares outstanding for that share class. The net asset value is determined as of the close of trading on the New
                      York Stock Exchange (the "Exchange"), generally 4:00 p.m.
                      Eastern time on each day that the Exchange is open for trading.


                      Short term instruments (those with remaining maturities of 60 days or less) may be valued at cost, plus or minus any amortized discount or premium, which approximates market value.


                      Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service may be determined without regard to bid or last sale prices of each security, but take into account institutional-size transactions in similar groups of securities as well as any developments related to specific securities.


                      Other assets and securities for which no quotations are readily available or which are restricted as to sale (or resale) are valued by such methods as the Board of Directors deems in good faith to reflect fair value.


                      The share price for each Portfolio can be found daily in the mutual fund listings of most major newspapers under the heading of Vanguard Funds.

--------------------------------------------------------------------------------


GENERAL
INFORMATION           The Fund is a Maryland corporation. The Articles of
                      Incorporation permit the Directors to issue 2,000,000,000 shares of common stock, with a $.001 par value. The Board of Directors has the power to designate one or more portfolios and classes of shares of common stock of such portfolios and to classify or reclassify any unissued shares with respect to such portfolios and classes.
                      Currently the Fund is offering shares of four series. The
                      Total Bond Market Portfolio offers two separate classes of shares: the Total Bond Market Portfolio Investor Shares, which is open to investors with a minimum investment of $3,000, and the Total Bond Market Portfolio Institutional
                      Shares which are designed for investors who meet certain administrative criteria and a minimum initial investment of $10 million.


                      The shares of each Portfolio are fully paid and non-assessable; have no preference as to conversion, exchange, dividends, retirement or other features; and have no pre-emptive rights. Such shares have non-cumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they so choose.

                      Annual meetings of shareholders will not be held except as required by the Investment Company Act of 1940 and other applicable law. An annual meeting will be held to vote on the removal of a Director or Directors of the Fund if requested in writing by the holders of not less than 10% of the outstanding shares of the Fund.

                      All securities and cash for the Total Bond Market Portfolio are held by Chase Manhattan Bank, New York, NY. All securities and cash for the Short-Term Bond, Intermediate-Term Bond and Long-Term Bond Portfolios are held by State Street Bank and Trust Company, Boston, MA. CoreStates Bank, N.A., Philadelphia, PA, holds daily cash balances that are used by the Fund's Portfolios to invest in repurchase agreements or securities acquired in these transactions. The Vanguard Group, Inc., Valley Forge, PA, serves as the Fund's Transfer and Dividend Disbursing Agent. Price Waterhouse LLP, serves as independent accountants for the Fund and will audit its financial statements annually. The Fund is not involved in any litigation.
--------------------------------------------------------------------------------

                               SHAREHOLDER GUIDE


OPENING AN
ACCOUNT AND
PURCHASING
SHARES You may open a regular (non-retirement) account, either by mail or wire. Simply complete and return an Account Registration Form and any required legal documentation, indicating the Portfolio you have chosen and amount you wish to invest. Your purchase must be equal to or greater than the $3,000 minimum initial investment requirement in any Portfolio ($1,000 for Uniform Gifts/Transfers to Minors Act accounts; $500 minimum for an Education IRA). You must open a new Individual Retirement Account by mail (IRAs may not be opened by wire) using a Vanguard IRA Adoption Agreement. Your purchase must be equal to or greater than the $1,000 minimum initial investment requirement, but no more than $2,000 if you are making a regular IRA contribution. Rollover contributions are generally limited to the amount withdrawn within the past 60 days from an IRA or other qualified retirement plan. If you need assistance with the Account Registration Form or have any questions about the Fund, please call our Investor Information Department (1-800-662-7447). NOTE:
                      For other types of account registrations (e.g., corporations, associations, other organizations, trusts or powers of attorney), please call us to determine which additional forms you may need.


                      Each Portfolio's shares are purchased at the next-determined net asset value after your investment has been received. See "When Your Account Will Be Credited". The Fund is offered on a no-load basis (i.e., there are no sales commissions or 12b-1 fees).

PURCHASE
RESTRICTIONS          1) Because of the risks associated with bond investments,
                         each Portfolio is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term bond market movements. Excessive trading results in higher transaction costs paid for by the remaining shareholders. Consequently, the Fund reserves the right to assess a transaction fee (payable to the Portfolio) or to reject any specific purchase (and exchange purchase) request. Shareholders subject to any transaction fee will be notified by the Fund. The Fund also reserves the right to suspend the offering of shares for a period of time.

                      2) Vanguard will not accept third-party checks to purchase shares of the Fund. Please be sure your purchase check is made payable to The Vanguard Group.

ADDITIONAL
INVESTMENTS           Subsequent investments may be made by mail ($100 minimum
                      per Portfolio), wire ($1,000 minimum), exchange from
                      another Vanguard Fund account ($100 minimum per
                      Portfolio), or Vanguard Fund Express. Subsequent
                      investments to Individual Retirement Accounts may be made
                      by mail ($100 minimum) or exchange from another Vanguard
                      Fund account. In some instances, contributions may be made by wire or Vanguard Fund Express. Please call us for more
                      information on these options.
--------------------------------------------------------------------------------

                                                                            ADDITIONAL INVESTMENTS
                                NEW ACCOUNT                                 TO EXISTING ACCOUNTS
PURCHASING BY MAIL              Please include the amount of
                                your initial investment and the             Additional investments should
Complete and sign the           name of the Portfolios you have             include the Invest-by-Mail
enclosed Account                selected on the registration                remittance form attached to your
Registration Form               form, make your check payable to            Fund confirmation statements.
                                The Vanguard Group (Portfolio               Please make your check payable
                                Number), see below for the                  to The Vanguard Group (Portfolio
                                appropriate number and mail to:             Number), write your account
                                                                            number on your check, and using
                                THE VANGUARD GROUP                          the return envelope provided,
                                P.O. BOX 2600                               mail to the address indicated on
                                VALLEY FORGE, PA 19482-2600                 the Invest-by-Mail Form. See
                                                                            below for the appropriate
For express or                  THE VANGUARD GROUP                          Portfolio number.
registered mail,                455 DEVON PARK DRIVE
send to:                        WAYNE, PA 19087-1815                        All written requests should be
                                                                            mailed to one of the addresses
                                                                            indicated for new accounts. Do
                                                                            not send registered or express
                                                                            mail to the post office box
                                                                            address.

                                                     VANGUARD BOND INDEX FUND
                                                  Total Bond Market Portfolio -- 84
                                                  Short-Term Bond Portfolio -- 132
                                                  Intermediate-Term Bond Portfolio -- 314
                                                  Long-Term Bond Portfolio -- 522
                                ------------------------------------------------------------
PURCHASING BY WIRE                                CORESTATES BANK, N.A.
                                                  ABA 031000011
Money should be                                   CORESTATES NO. 0101 9897
wired to:                                         ATTN: VANGUARD
                                                  VANGUARD BOND INDEX FUND
BEFORE WIRING                                     NAME OF PORTFOLIO
                                                  ACCOUNT NUMBER
Please contact                                    ACCOUNT REGISTRATION
Client Services
(1-800-662-2739)

                      To assure proper receipt, please be sure your bank
                      includes the name of the Portfolio, the account number
                      Vanguard has assigned to you and the eight-digit
                      CoreStates number. If you are opening a new account,
                      please complete the Account Registration Form and mail it
                      to the "New Account" address above after completing your
                      wire arrangement. NOTE: Federal Funds wire purchase orders will be accepted only when the Fund and Custodian Bank are open for business.
--------------------------------------------------------------------------------
PURCHASING BY
EXCHANGE (from a
Vanguard account)     You may open an account or purchase additional shares by
                      making an exchange from an existing Vanguard Fund account.
                      However, the Fund reserves the right to refuse any exchange purchase request. Call our Client Services
                      Department

                      (1-800-662-2739) for assistance. The new account will have the same registration as the existing account.
--------------------------------------------------------------------------------
PURCHASING BY
FUND EXPRESS

Special Purchase and
Automatic Investment  The Fund Express Special Purchase option lets you move money from your bank account to your Vanguard account on an "as needed" basis. Or if you choose the Automatic Investment option, money will be moved automatically from your bank account to your Vanguard account on the schedule (monthly, bimonthly [every other month], quarterly, semiannually, or annually) you select. To establish these Fund Express options, please provide the appropriate information on the Account Registration Form. We will send you a confirmation of your Fund Express enrollment; please wait two weeks before using the service.
--------------------------------------------------------------------------------

CHOOSING A
DISTRIBUTION
OPTION                You must select one of four distribution options:

                      1. AUTOMATIC REINVESTMENT OPTION -- Both dividend and
                         capital gains distributions will be reinvested in additional Fund shares. This option will be selected for you automatically unless you specify one of the other options.

                      2. CASH DIVIDEND OPTION -- Your dividends will be paid in
                         cash and your capital gains will be reinvested in additional Fund shares.

                      3. CASH CAPITAL GAIN OPTION -- Your capital gains
                         distributions will be paid in cash and your dividends will be reinvested in additional Fund Shares.

                      4. ALL CASH OPTION -- Both dividend and capital gains
                         distributions will be paid in cash.

                      You may change your option by calling our Client Services Department (1-800-662-2739).

                      If a shareholder has chosen to receive dividend and/or capital gains distributions in cash, and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, we will change the distribution option so that all dividends and other distributions are automatically reinvested in additional shares. We will not pay interest on uncashed distribution checks.

                      In addition, an option to invest your cash dividend and/or capital gains distributions in another Vanguard Fund account is available. Please call our Client Services Department (1-800-662-2739) for information. You may also elect Vanguard Dividend Express which allows you to transfer your cash dividend and/or capital gains distributions automatically to your bank account. Please see "Other Vanguard Services" for more information.
--------------------------------------------------------------------------------

TAX CAUTION

INVESTORS SHOULD ASK
ABOUT THE TIMING OF
CAPITAL GAINS AND
DIVIDEND DISTRIBUTIONS
BEFORE INVESTING      Under Federal tax laws, the Fund is required to distribute net capital gains and dividend income to Fund shareholders. These distributions are made to all shareholders who own Fund shares as of the distribution's record date, regardless of how long the shares have been owned. Purchasing shares just prior to the record date could have a significant impact on your tax liability for the year. For example, if you purchase shares immediately prior to the record date of a sizable capital gains distribution, you will be assessed taxes on the amount of the capital gains distribution later paid even though you owned the Fund shares for just a short period of time. (Taxes are due on the distributions even if the dividend or capital gain is reinvested in additional Fund shares.) While the total value of your investment will be the same after the capital gains distribution -- the amount of the capital gains distribution will offset the drop in the net asset value of the shares -- you should be aware of the tax implications the timing of your purchase may have.


                      Prospective investors should, therefore, inquire about potential distributions before investing. The Fund's annual capital gains distributions normally occur in December, while income dividends are generally paid on the first day of each month. In addition, the Fund may occasionally be required to make supplemental dividend or capital gains distributions at some other time during the year. For additional information on distributions and taxes, see the section titled "Dividends, Capital Gains, and Taxes."

--------------------------------------------------------------------------------

IMPORTANT
INFORMATION

ESTABLISHING OPTIONAL
SERVICES The easiest way to establish optional Vanguard services on your account is to select the options you desire when you complete your Account Registration Form.

                      IF YOU WISH TO ADD OPTIONS LATER, YOU MAY NEED TO PROVIDE VANGUARD WITH ADDITIONAL INFORMATION AND A SIGNATURE GUARANTEE. PLEASE CALL OUR CLIENT SERVICES DEPARTMENT (1-800-662-2739) FOR FURTHER ASSISTANCE.

SIGNATURE
GUARANTEES            For our mutual protection, we may require a signature
                      guarantee on certain written transaction requests. A signature guarantee verifies the authenticity of your signature and may be obtained from banks, brokers and any other guarantor that Vanguard deems acceptable. A
                      SIGNATURE GUARANTEE CANNOT BE PROVIDED BY A NOTARY PUBLIC.

CERTIFICATES          Share certificates will be issued upon request. If a
                      certificate is lost, you may incur an expense to replace it.


BROKER/DEALER
PURCHASES             If you purchase shares in Vanguard Funds through a
                      registered broker/dealer or investment adviser, the broker/dealer or adviser may charge a service fee.



CANCELLING TRADES     The Fund will not cancel any trade (e.g., a purchase,
                      exchange or redemption) believed to be authentic, once the trade request has been received in writing or by telephone.


ELECTRONIC
PROSPECTUS
DELIVERY You may receive a prospectus for the Fund or any of the Vanguard Funds in an electronic format through Vanguard's website at www.vanguard.com. For additional information please see "Other Vanguard Services -- Computer Access."
--------------------------------------------------------------------------------


WHEN YOUR
ACCOUNT WILL
BE CREDITED           The trade date is the date on which your account is
                      credited. If your purchase is made by check, Federal Funds wire, or exchange, and is received by the close of trading on the New York Stock Exchange (the "Exchange"), generally
                      4:00 p.m. Eastern time, your trade date is the day of receipt. If your purchase is received after the close of the Exchange, your trade date is the next business day.
                      Your shares are purchased at the net asset value determined on your trade date. You will begin to earn dividends on the calendar day following the trade date.
                      (For a Friday trade date, you will begin earning dividends on Saturday).

                      In order to prevent lengthy processing delays caused by the clearing of foreign checks, Vanguard will only accept a foreign check which has been drawn in U.S. dollars and has been issued by a foreign bank with a U.S. correspondent bank. The name of the U.S. correspondent bank must be printed on the face of the foreign check.
--------------------------------------------------------------------------------

SELLING YOUR
SHARES You may withdraw any portion of the funds in your account by redeeming shares at any time. (Please see "Important Redemption Information.") You generally may initiate a request by writing or by telephoning. Your redemption proceeds are normally mailed, credited or wired -- depending upon the method of withdrawal you have PREVIOUSLY chosen -- within two business days after the receipt of the request in Good Order. No interest will accrue on amounts represented by uncashed redemption checks.
--------------------------------------------------------------------------------
SELLING BY WRITING
A CHECK You may withdraw funds from your account by writing a check payable in the amount of $250 or more. When a check is presented for payment to the Fund's agent, CoreStates Bank, the Fund will redeem sufficient shares in your account at the next-determined net asset value to cover the amount of the check. You cannot write a Vanguard check to redeem shares that you purchased by check within the previous ten days.

                      In order to establish the checkwriting option on your account, all registered shareholders must sign a signature card. After your completed signature card is received by the Fund, an initial supply of checks will be mailed within 10 business days. There is no charge for checks or for their clearance. CORPORATIONS, TRUSTS, POWERS OF ATTORNEY AND OTHER ORGANIZATIONS SHOULD CALL OR WRITE OUR CLIENT SERVICES DEPARTMENT (1-800-662-2739) BEFORE SUBMITTING SIGNATURE CARDS, AS ADDITIONAL DOCUMENTS MAY BE REQUIRED TO ESTABLISH THE CHECKWRITING SERVICE.

                      Before establishing the checkwriting option, you should be aware that:

                      1. Writing a check (a redemption of shares) is a taxable
                         event.
                      2. The Fund does not allow an account to be closed through the checkwriting option.
                      3. Vanguard cannot guarantee a stop payment on any check.
                         If you wish to reverse a stop payment order, you must do so in writing.
                      4. Shares held in certificate form cannot be redeemed
                         using the checkwriting option.
                      5. The Fund reserves the right to terminate or alter this
                         service at any time.
--------------------------------------------------------------------------------
SELLING BY MAIL       Requests should be mailed to THE VANGUARD GROUP, VANGUARD
                      BOND INDEX FUND, P.O. BOX 1120, VALLEY FORGE, PA
                      19482-1120. (For express or registered mail, send your request to The Vanguard Group, Vanguard Bond Index Fund,
                      455 Devon Park Drive, Wayne, PA 19087-1815.)

                      The redemption price of shares will be the Portfolio's net asset value next determined after Vanguard has received
                      all required documents in Good Order.
--------------------------------------------------------------------------------
DEFINITION OF
GOOD ORDER            GOOD ORDER means that the request includes the following:

                      1. The account number and Portfolio name.

                      2. The amount of the transaction (specified in dollars or
                         shares).
                      3. The signatures of all owners EXACTLY as they are
                         registered on the account.
                      4. Any required signature guarantees.
                      5. Other supporting legal documentation that may be
                         required in the case of estates, corporations, trusts, and certain other accounts.
                      6. Any certificates you are holding for the account.

                      IF YOU HAVE QUESTIONS ABOUT THIS DEFINITION AS IT PERTAINS TO YOUR REQUEST, PLEASE CALL CLIENT SERVICES (1-800-662-2739).
--------------------------------------------------------------------------------
SELLING BY TELEPHONE  To sell shares by telephone, you or your pre-authorized representative may call our Client Services Department at 1-800-662-2739. For telephone redemptions, you may have the proceeds sent to you either by mail or by wire. In addition to the details below, please see "Important Information About Telephone Transactions."

                      BY MAIL: Telephone mail redemption is automatically established on your account unless you indicate otherwise on your Account Registration Form. You may redeem any amount by calling Vanguard. The proceeds will be paid to the registered shareholders and mailed to the address of record. PLEASE NOTE: As a protection against fraud, your telephone mail redemption privilege will be suspended for 15 calendar days following any expedited address change to your account. An expedited address change is one that is made by telephone, or in writing, without the signatures of all account owners.

                      BY WIRE: Telephone wire redemption must be specifically elected for your account. The best time to elect telephone wire redemption is at the time you complete your Account Registration Form. If you do not presently have telephone wire redemption and wish to establish it, please contact Client Services.

                      With the wire redemption option, you may withdraw a minimum of $1,000 and have the amount wired directly to your bank account. Wire redemptions less than $5,000 are subject to a $5 charge deducted by Vanguard. There is no Vanguard charge for wire redemptions of $5,000 or more. However, your bank may assess a separate fee to accept incoming wires.

                      A request to change the bank associated with your wire redemption option must be received in writing, signed by each registered shareholder, and accompanied by a voided check or preprinted deposit slip. A signature guarantee is required if your bank registration is not identical to your Vanguard Fund account registration.
--------------------------------------------------------------------------------
SELLING BY FUND
EXPRESS

Automatic Withdrawal
& Special Redemption  If you select the Fund Express Automatic Withdrawal option, money will be automatically moved from your Vanguard Fund account to your bank account according to the schedule you have selected. The Special Redemption option lets you move money from your Vanguard account to your bank account on an "as needed" basis. To establish these Fund Express options, please provide the appropriate information on the Account Registration Form. We will send you a confirmation of your Fund Express service; please wait two weeks before using the service.
--------------------------------------------------------------------------------

SELLING BY EXCHANGE   You may sell shares of a Portfolio by making an exchange
                      into another Vanguard Fund account. Please see "Exchanging
                      Your Shares" for details.

--------------------------------------------------------------------------------
IMPORTANT REDEMPTION
INFORMATION           Shares purchased by check or Fund Express may be redeemed
                      at any time. However, your redemption proceeds will not be paid until payment for the purchase is collected, which may take up to ten calendar days.

--------------------------------------------------------------------------------
DELIVERY OF
REDEMPTION
PROCEEDS Redemption requests received by telephone prior to the close of the Exchange are processed on the day of receipt and the redemption proceeds are normally sent on the following business day.


                      Redemption requests received by telephone after the close of the Exchange are processed on the business day following receipt and the proceeds are normally sent on the second business day following receipt.

                      Redemption proceeds must be sent to you within seven days of receipt of your request in Good Order except as described above in "Important Redemption Information."

                      If you experience difficulty in making a telephone redemption during periods of drastic economic or market changes, your redemption request may be made by regular or express mail. It will be implemented at the net asset value next determined after your request has been received by Vanguard in Good Order. The Fund reserves the right to revise or terminate the telephone redemption privilege at any time.

                      The Fund may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the United States Securities and Exchange Commission.

                      If the Board of Directors determines that it would be
                      detrimental to the best interests of the Fund's remaining
                      shareholders to make payment in cash, the Fund may pay
                      redemption proceeds in whole or in part by a distribution
                      in kind of readily marketable securities.
--------------------------------------------------------------------------------
VANGUARD'S AVERAGE
COST STATEMENT        If you make a redemption from a qualifying account,
                      Vanguard will send you an Average Cost Statement which
                      provides you with the tax basis of the shares you
                      redeemed. Please see "Statements and Reports" for
                      additional information.
--------------------------------------------------------------------------------
LOW BALANCE FEE
AND MINIMUM
ACCOUNT BALANCE
REQUIREMENT           Due to the relatively high cost of maintaining smaller
                      accounts, the Fund will automatically deduct a $10 annual fee in either June or December from non-retirement accounts with balances falling below $2,500 ($500 for Uniform Gifts/Transfers to Minors Act accounts). The fee generally will be waived for investors whose aggregate
                      Vanguard assets exceed $50,000.

                      In addition, the Fund reserves the right to liquidate any non-retirement account that is below the minimum initial investment amount of $3,000. If at any time the total investment does not have a value of at least $3,000, you may be notified that your account is below the Fund's minimum account balance requirement. You would then be allowed 60 days to make an additional investment before the account is liquidated. Proceeds would be promptly paid to the registered shareholder.

                      Vanguard will not liquidate your account if it has fallen below $3,000 solely as a result of declining markets (i.e., a decline in a Portfolio's net asset value).
--------------------------------------------------------------------------------

EXCHANGING YOUR
SHARES Should your investment goals change, you may exchange your shares of Vanguard Bond Index Fund for those of other available Vanguard Funds.


EXCHANGING BY
TELEPHONE

Call Client Services
(1-800-662-2739)      When exchanging shares by telephone, please have ready the
                      Fund name, account number, Social Security Number or employer identification number listed on the account, and the exact name and address in which the account is registered. Only the registered shareholder may complete such an exchange. Requests for telephone exchanges received prior to the close of trading on the Exchange are processed at the close of business that same day. Requests received after the close of the Exchange are processed the next business day. TELEPHONE EXCHANGES ARE NOT ACCEPTED
                      INTO OR FROM NON-RETIREMENT INVESTMENTS IN THE VANGUARD
                      INDEX TRUST, VANGUARD BALANCED INDEX FUND, VANGUARD
                      INTERNATIONAL EQUITY INDEX FUND, VANGUARD REIT INDEX
                      PORTFOLIO, VANGUARD TOTAL INTERNATIONAL PORTFOLIO, AND
                      VANGUARD GROWTH AND INCOME PORTFOLIO. If you experience difficulty in making a telephone exchange, your exchange request may be made by regular or express mail, and it will be implemented at the closing net asset value on the date received by Vanguard provided the request is received in Good Order.

--------------------------------------------------------------------------------
EXCHANGING BY MAIL    Please be sure to include on your exchange request the
                      name and account number of your current Portfolio, the
                      name of the Fund you wish to exchange into, the amount you wish to exchange, and the signatures of all registered
                      account holders. Send your request to THE VANGUARD GROUP,
                      VANGUARD BOND INDEX FUND, P.O. BOX 1120, VALLEY FORGE, PA
                      19482-1120. (For express or registered mail, send your
                      request to The Vanguard Group, Vanguard Bond Index Fund,
                      455 Devon Park Drive, Wayne, PA 19087-1815.)
--------------------------------------------------------------------------------
EXCHANGING ONLINE     You may use your personal computer to exchange shares of
                      most Vanguard funds by accessing our website
                      (www.vanguard.com). To establish this service for your account, you must first register through the website. We will then send to you, by mail, an account access password that will enable you to make online exchanges.

                      The Vanguard funds that you cannot purchase or sell
                      through online exchange are VANGUARD INDEX TRUST, VANGUARD
                      BALANCED INDEX FUND, VANGUARD INTERNATIONAL EQUITY INDEX
                      FUND, VANGUARD REIT INDEX PORTFOLIO, VANGUARD TOTAL
                      INTERNATIONAL PORTFOLIO, AND VANGUARD GROWTH AND INCOME
                      PORTFOLIO (formerly known as Vanguard Quantitative
                      Portfolios). These funds do permit online exchanges within
                      IRAs and other retirement accounts.
--------------------------------------------------------------------------------
IMPORTANT EXCHANGE
INFORMATION           Before you make an exchange, you should consider the
                      following:

                      - Please read the Fund's prospectus before making an
                        exchange. For a copy and for answers to any questions you may have, call our Investor Information Department (1-800-662-7447).

                      - An exchange is treated as a redemption and a purchase.
                        Therefore, you could realize a taxable gain or loss on the transaction.

                      - Exchanges by telephone are accepted only if the
                        registrations and the taxpayer identification numbers of the two accounts are identical.

                      - To exchange into an account with a different
                        registration (including a different name, address, or taxpayer identification number), you must provide Vanguard with written instructions that include the guaranteed signatures of all current account owners.

                      - New accounts are not currently accepted in
                        Vanguard/Windsor Fund.

                      - The redemption price of shares redeemed by exchange is
                        the net asset value next determined after Vanguard has received all required documentation in Good Order.

                      - When opening a new account by exchange, you must meet
                        the minimum investment requirement of the new Fund.

                      Every effort will be made to maintain the exchange privilege. However, the Fund reserves the right to revise or terminate its provisions, limit the amount of, or reject any exchange, as deemed necessary, at any time.
--------------------------------------------------------------------------------

EXCHANGE
PRIVILEGE
LIMITATIONS           The Fund's exchange privilege is not intended to afford
                      shareholders a way to speculate on short-term movements in the market. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the Fund and increase transaction costs, the Fund has established a policy of limiting excessive exchange activity.

                      Exchange activity generally will not be deemed excessive if limited to TWO SUBSTANTIVE EXCHANGE REDEMPTIONS (AT LEAST 30 DAYS APART) from a Portfolio of the Fund during any twelve-month period. "Substantive" means either a dollar amount or a series of movements between Vanguard Funds that Vanguard determines, in its sole discretion, could have an adverse impact on the management of the Fund. Notwithstanding these limitations, the Fund reserves the right to reject any purchase request (including exchange purchases from other Vanguard portfolios) that is reasonably deemed to be disruptive to efficient portfolio management.
--------------------------------------------------------------------------------

IMPORTANT
INFORMATION
ABOUT TELEPHONE
TRANSACTIONS          The ability to initiate redemptions (except wire or Fund
                      Express redemptions) and exchanges by telephone is automatically established on your account unless you request in writing that telephone transactions on your account not be permitted. The ability to initiate wire redemptions by telephone will be established on your account only if you specifically elect this option in writing.

                      To protect your account from losses resulting from unauthorized or fraudulent telephone instructions, Vanguard adheres to the following security procedures:

                      1. SECURITY CHECK.  To request a transaction by telephone, the caller must know (i) the name of the Portfolio;
                         (ii) the 10-digit account number; (iii) the exact name
                        and address used in the registration; and (iv) the Social Security or employer identification number listed on the account.


                      2. PAYMENT POLICY.  The proceeds of any telephone
                         redemption by mail will be made payable to the registered shareowner and mailed to the address of record only. In the case of a telephone redemption by wire, the wire transfer will be made only in accordance with the shareowner's prior written instructions.


                      Neither the Fund nor Vanguard will be responsible for the authenticity of transaction instructions received by telephone, provided that reasonable security procedures have been followed. Vanguard believes that the security procedures described above are reasonable, and that if such procedures are followed, you will bear the risk of any losses resulting from unauthorized or fraudulent telephone transactions on your account.
--------------------------------------------------------------------------------

TRANSFERRING
REGISTRATION          You may transfer the registration of any of your Fund
                      shares to another person by completing a transfer form and sending it to: THE VANGUARD GROUP, ATTENTION: TRANSFER
                      DEPARTMENT, P.O. BOX 1110, VALLEY FORGE, PA 19482-1110.
                      The request must be in Good Order. To obtain a transfer
                      form, please call our Client Services Department
                      (1-800-662-2739).
--------------------------------------------------------------------------------

STATEMENTS AND
REPORTS Vanguard will send you a confirmation statement each time you initiate a transaction in your account. You will also receive a comprehensive account statement at the end of each calendar quarter. The fourth-quarter statement will be a year-end statement, listing all transaction activity for the entire calendar year.

                      Vanguard's Average Cost Statement provides you with the average cost of shares redeemed from your account during the calendar year, using the average cost single category method. This service is available for most taxable accounts opened since January 1, 1986. In general, investors who redeemed shares from a qualifying Vanguard account may expect to receive their Average Cost Statement with their Portfolio Summary Statement. Please call our Client Services Department (1-800-662-2739) for information.

                      A checkwriting statement will be sent monthly to shareholders using Vanguard's checkwriting option. Our clear, easy-to-use statement provides images of the front and back of each checkwriting draft paid in the previous month. This consolidated statement is sent instead of the original canceled drafts, which will not be returned.


                      Financial reports on the Fund will be mailed to you semiannually, according to the Fund's fiscal year-end. To keep the Fund's costs as low as possible (so that you and other shareholders can keep more of the Fund's investment earnings), Vanguard attempts to eliminate duplicate mailings to the same address. When we find that two or more Fund shareholders have the same last name and address, we send just one Fund report to that address -- instead of mailing separate reports to each shareholder. If you want us to send separate reports, however, you may notify our Investor Information Department at 1-800-662-7447.

--------------------------------------------------------------------------------

OTHER VANGUARD
SERVICES For more information about any of these services, please call our Investor Information Department at 1-800-662-7447.

VANGUARD DIRECT
DEPOSIT SERVICE       With Vanguard's Direct Deposit Service, most U.S.
                      Government checks (including Social Security and military pension checks) and private payroll checks may be automatically deposited into your Vanguard Fund account.
                      Separate brochures and forms are available for direct deposit of U.S. Government and private payroll checks.

VANGUARD AUTOMATIC
EXCHANGE SERVICE      Vanguard's Automatic Exchange Service allows you to move
                      money automatically among your Vanguard Fund accounts. For instance, the service can be used to "dollar cost average" from a money market portfolio into a stock or bond fund or to contribute to an IRA or other retirement plan. Please contact our Client Services Department at 1-800-662-2739 for additional information.

VANGUARD FUND
EXPRESS Vanguard's Fund Express allows you to transfer money between your Fund account and your account at a bank, savings and loan association, or a credit union that is a member of the Automated Clearing House (ACH) system. You may elect this service on the Account Registration Form or call our Investor Information Department (1-800-662-7447) for a Fund Express application.

                      Special rules govern how your Fund Express purchases or redemptions are credited to your account. In addition, some services of Fund Express cannot be used with specific Vanguard Funds. For more information, please refer to the Vanguard Fund Express brochure.

VANGUARD DIVIDEND
EXPRESS Vanguard's Dividend Express allows you to transfer your dividend and/or capital gains distributions automatically from your Fund account, one business day after the Fund's payable date, to your account at a bank, savings and loan association, or a credit union that is a member of the Automated Clearing House (ACH) system. You may elect this service on the Account Registration Form or call our Investor Information Department (1-800-662-7447) for a Vanguard Dividend Express application.

VANGUARD
TELE-ACCOUNT(R)       Vanguard Tele-Account is a convenient, automated service
                      that provides share price, price change and yield quotations on Vanguard Funds through any TouchTone(TM) telephone. This service also lets you obtain information about your account balance, your last transaction, and your most recent dividend or capital gains payment. In addition, you may perform investment exchanges of Vanguard
                      Fund shares and redemptions by check using Tele-Account.
                      To contact Vanguard's Tele-Account service, dial
                      1-800-ON-BOARD (1-800-662-6273). A brochure offering detailed operating instructions is available from our Investor Information Department (1-800-662-7447).

COMPUTER ACCESS

VANGUARD ONLINE
www.vanguard.com      Use your personal computer to learn more about Vanguard's
                      funds and services; keep in touch with your Vanguard accounts; map out a long-term investment strategy;
                      initiate certain transactions; and ask questions, make suggestions, and send messages to Vanguard.

                      Our education-oriented website provides timely news and information about Vanguard's funds and services; an online "university" that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.
--------------------------------------------------------------------------------

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

--------------------------------------------------------------------------------


                                                                                                              LOGO
                                BOND INDEX FUND LOGO                                                  BOND INDEX FUND LOGO
                                ---------------------------                                  P   R   O   S   P   E   C   T   U   S
                                THE VANGUARD GROUP                                                       APRIL 17, 1998
                                P.O. Box 2600
                                Valley Forge, PA 19482
                                INVESTOR INFORMATION
                                DEPARTMENT:
                                1-800-662-7447 (SHIP)
                                CLIENT SERVICES
                                DEPARTMENT:
                                1-800-662-2739 (CREW)
                                TELE-ACCOUNT FOR
                                24-HOUR ACCESS:
                                1-800-662-6273 (ON-BOARD)
                                TELECOMMUNICATION SERVICE
                                FOR THE HEARING-IMPAIRED:
                                1-800-662-2738
                                TRANSFER AGENT:
                                The Vanguard Group, Inc.
                                P.O. Box 2600
                                Valley Forge, PA 19482


 P084                                                                      LOGO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================

VANGUARD BOND INDEX FUND                          A Member of The Vanguard Group

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


PROSPECTUS -- APRIL 17, 1998

--------------------------------------------------------------------------------

FUND INFORMATION: PARTICIPANT SERVICES -- 1-800-523-1188
--------------------------------------------------------------------------------

INVESTMENT
OBJECTIVE
AND POLICIES        Vanguard Bond Index Fund, Inc. (the "Fund"), is an open-end, diversified investment company designed as an "index fund."
                    The Fund consists of four distinct portfolios, each of which invests in fixed-income securities with prescribed maturity and credit quality standards. The objective of each
                    Portfolio is to duplicate the total return (income plus
                    capital change) of publicly-traded investment grade
                    fixed-income securities in the aggregate by attempting to
                    duplicate the investment performance of certain investment grade bond indexes. The Fund invests in a diversified
                    portfolio of U.S. Government and corporate bonds and
                    mortgage-backed securities. There is no assurance that a
                    Portfolio will achieve its stated objective. Shares of the
                    Fund are neither insured nor guaranteed by any agency of the
                    U.S. Government, including the FDIC.
--------------------------------------------------------------------------------

IMPORTANT NOTE      This Prospectus is intended exclusively for participants in employer-sponsored retirement or savings plans, such as
                    tax-qualified pension and profit-sharing plans and 401(k)
                    thrift plans, as well as 403(b) custodial accounts for
                    non-profit educational and charitable organizations. Another version of this Prospectus, containing information on how to open a personal investment account with the Fund, is
                    available for individual investors. To obtain a copy of that version of the Prospectus, please call 1-800-662-7447. For investors investing $10 million or more in the Total Bond
                    Market Portfolio and who meet certain administrative
                    criteria, the Fund offers a second class of shares, Total
                    Bond Market Portfolio Institutional Shares, which is offered through a separate prospectus. To obtain information on the
                    Total Bond Market Portfolio Institutional Shares, please
                    call 1-800-523-8066.
--------------------------------------------------------------------------------

OPENING AN
ACCOUNT The Fund is an investment option under a retirement or savings program sponsored by your employer. The administrator of your retirement plan or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.

                    If you have any questions about the Fund, please contact Participant Services at 1-800-523-1188. If you have any questions about your plan account, contact your plan administrator or the organization that provides recordkeeping services for your plan.
--------------------------------------------------------------------------------


ABOUT THIS
PROSPECTUS          This Prospectus is designed to set forth concisely the
                    information you should know about the Fund before you invest. It should be retained for future reference. A
                    "Statement of Additional Information" containing additional information about the Fund has been filed with the Securities and Exchange Commission. This Statement is dated
                    April 17, 1998 and has been incorporated by reference into this Prospectus. A copy may be obtained without charge by writing to the Fund, calling Participant Services at 1-800-523-1188 or visiting the Securities and Exchange
                    Commission's website (www.sec.gov).

--------------------------------------------------------------------------------

TABLE OF CONTENTS

                Page                                       Page                                       Page
Highlights .......................  2      Investment Risks .................10       Dividends, Capital Gains and
Fund Expenses ...................  4       Who Should Invest ................ 13      Taxes .. 19
Financial                                  Implementation of                          The Share Price of Each
Highlights ...............  5              Policies ......... 13                      Portfolio .... 20
Yield and Total                            Investment                                 General
Return .............  7                    Limitations ............ 16                Information ............... 20
                                           Management of the Fund ........... 17
FUND INFORMATION                           Investment                                 SERVICE GUIDE
Investment Objective ..............8       Adviser ................ 17                Participating in Your
Investment                                 Performance Record ............... 18      Plan .......... 22
Policies ................  8

--------------------------------------------------------------------------------


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                   HIGHLIGHTS

OBJECTIVE AND
POLICIES The Fund is a no-load, open-end diversified investment company designed as an "index" fund. The Fund consists of four distinct Portfolios, each of which invests in fixed-income securities with prescribed maturity and credit quality standards in order to match the investment performance of certain investment grade bond indexes. There is no assurance that any of the Fund's Portfolios
                      will achieve its stated objective.                  PAGE 8
--------------------------------------------------------------------------------

FOUR SEPARATE
PORTFOLIOS            Investors may choose to invest in any of four Portfolios
                      of the Fund:

                      TOTAL BOND MARKET PORTFOLIO -- seeks to match the investment performance of the Lehman Brothers Aggregate Bond Index, a broad market-weighted index which encompasses U.S. Treasury and agency securities, investment grade corporate bonds, international (dollar-denominated) investment grade bonds, and mortgage-backed securities.

                      SHORT-TERM BOND PORTFOLIO -- seeks to match the investment performance of the Lehman Brothers Mutual Fund Short (1-5) Government/Corporate Index, a market-weighted index which encompasses U.S. Treasury and agency securities and investment grade corporate and international (dollar-denominated) bonds, with maturities between 1 and 5 years.

                      INTERMEDIATE-TERM BOND PORTFOLIO -- seeks to match the investment performance of the Lehman Brothers Mutual Fund Intermediate (5-10) Government/Corporate Index, a market-weighted index which encompasses U.S. Treasury and agency securities and investment grade corporate and international (dollar-denominated) bonds, with maturities between 5 and 10 years.


                      LONG-TERM BOND PORTFOLIO -- seeks to match the investment performance of the Lehman Brothers Long (10+) Government/Corporate Index, a market-weighted index which encompasses U.S. Treasury and agency securities and investment grade corporate and international (dollar-denominated) bonds, with maturities greater than
                      10 years.                                           PAGE 8

--------------------------------------------------------------------------------


RISK
CHARACTERISTICS       Investors in the Fund are exposed to four types of risk
                      from fixed-income securities. (1) INTEREST RATE RISK is the potential for fluctuations in bond prices due to changing interest rates. (2) INCOME RISK is the potential for a decline in a Portfolio's income due to falling market interest rates. (3) CREDIT RISK is the possibility that a bond issuer will fail to make timely payments of either interest or principal to a Portfolio. (4)
                      PREPAYMENT RISK (applicable to the Total Bond Market
                      Portfolio which invests in mortgage-backed securities) or CALL RISK (for corporate bonds) is the likelihood that, during periods of falling interest rates, callable securities with high stated interest rates will be prepaid
                      (or "called") prior to maturity, requiring a Portfolio to invest the proceeds at generally lower interest rates.

                      The following chart summarizes interest rate, income, credit and prepayment/call risks for the four Portfolios of the Fund. As shown, interest rate risk should be low for the Short-Term Bond Portfolio, moderate for the Total Bond Market and Intermediate-Term Bond Portfolios, and
                      high for the Long-Term Bond Portfolio.             PAGE 10
--------------------------------------------------------------------------------

                                             RISK SUMMARY

                               -------------------------------------------------------------------------------

                                                                 INTEREST    INCOME   CREDIT   PREPAYMENT/
                                            PORTFOLIO            RATE RISK    RISK     RISK     CALL RISK
                               -------------------------------------------------------------------------------
                                   Total Bond Market              Medium     Medium    Low       Medium
                                   Short-Term Bond                Low        High      Low       Low
                                   Intermediate-Term Bond         Medium     Medium    Low       Low
                                   Long-Term Bond                 High       Low       Low       Medium
                               -------------------------------------------------------------------------------

--------------------------------------------------------------------------------


THE VANGUARD
GROUP The Fund is a member of The Vanguard Group of Investment Companies, a group of more than 30 investment companies with more than 95 distinct investment portfolios and total assets in excess of $350 billion. The Vanguard Group, Inc. ("Vanguard"), a subsidiary jointly owned by the Vanguard Funds, provides all corporate management, administrative, distribution, and shareholder accounting services on an at-cost basis to the Funds in the Group. As a result, Vanguard's operating expenses are substantially lower than
                      those of the mutual fund industry.                 PAGE 17

--------------------------------------------------------------------------------

INVESTMENT
ADVISER Vanguard's Fixed Income Group provides investment advisory services on an at-cost basis to the Fund's four
                      Portfolios.                                        PAGE 17
--------------------------------------------------------------------------------


DIVIDENDS, CAPITAL
GAINS AND TAXES       Each Portfolio declares a dividend each business day based on its ordinary income. Dividends are paid on the first business day of each month. Net capital gains, if any, will be distributed annually. Each Portfolio's dividend and capital gains distributions are automatically reinvested in additional shares.


                      If you utilize the Fund's Portfolios as an investment option in an employer-sponsored retirement savings plan, dividend and capital gains distributions from the Portfolios will generally not be subject to current taxation, but will accumulate on a tax-deferred
                      basis.                                             PAGE 19
--------------------------------------------------------------------------------

SPECIAL
CONSIDERATIONS        (1) Each Portfolio may invest a portion of its assets in
                          bond (interest rate) futures contracts and options.

                      (2) Each Portfolio may lend its securities.        PAGE 15
--------------------------------------------------------------------------------

FUND EXPENSES         The following tables illustrate ALL expenses and fees that you would incur as a shareholder of the Fund. The expenses and fees set forth in the table are for the 1997 fiscal year.



                                                                  TOTAL BOND   SHORT-TERM   INTERMEDIATE-   LONG-TERM
                                          SHAREHOLDER               MARKET        BOND        TERM BOND       BOND
                                     TRANSACTION EXPENSES         PORTFOLIO    PORTFOLIO      PORTFOLIO     PORTFOLIO
                               --------------------------------------------------------------------------------------
                               Sales Load Imposed on
                                 Purchases*.....................    None         None          None           None
                               Sales Load Imposed on
                                 Reinvested Dividends...........    None         None          None           None
                               Redemption Fees**................    None         None          None           None
                               Exchange Fees....................    None         None          None           None
                                * The Fund reserves the right to deduct a portfolio transaction fee, ranging from
                                  0.15% to 0.25% and payable directly to the Portfolio, from purchases of a size that is reasonably deemed to be disruptive to efficient portfolio management. See text below.
                               ** Wire redemptions of less than $5,000 are subject to a $5 processing fee.



                                                                 TOTAL BOND   SHORT-TERM   INTERMEDIATE-   LONG-TERM
                                         ANNUAL FUND               MARKET        BOND        TERM BOND       BOND
                                      OPERATING EXPENSES         PORTFOLIO    PORTFOLIO      PORTFOLIO     PORTFOLIO
                               -------------------------------------------------------------------------------------
                               Management & Administrative
                                 Expenses......................     0.14%        0.14%         0.14%         0.11%
                               Investment Advisory Fees........     0.01         0.01          0.01          0.01
                               12b-1 Fees......................     None         None          None          None
                               Other Expenses
                                   Distribution Costs..........     0.03         0.03          0.03          0.03
                                   Miscellaneous Expenses......     0.02         0.02          0.02          0.05
                                                                 -------      -------      ---------       -------
                               Total Other Expenses............     0.05         0.05          0.05          0.08
                                                                 -------      -------      ---------       -------
                                        TOTAL OPERATING
                                          EXPENSES.............     0.20%        0.20%         0.20%         0.20%
                                                                 =======      =======      =========       =======



                      The purpose of these tables is to assist you in understanding the various costs and expenses that an investor would bear directly or indirectly as a shareholder in the Fund.



TRANSACTION FEE       The Fund reserves the right to deduct a portfolio
                      transaction fee from purchases of the shares of each Portfolio. Fees will not be charged on any investment where the aggregate balance is expected to be less than $50 million for the Total Bond Market Portfolio; $15 million for the Short-Term Bond Portfolio; $15 million for the Intermediate-Term Bond Portfolio; and $2 million for the Long-Term Bond Portfolio. Fees may be charged on the entire lump-sum purchase for transactions that exceed or are expected to exceed the amount indicated for each Portfolio over the next twelve months, if such purchases are reasonably deemed to be disruptive to efficient portfolio management. Lump-sum purchases exceeding the indicated amount for each Portfolio may be considered disruptive, for example, if the portfolio manager incurs significant transaction costs in purchasing portfolio securities needed to match the investment performance of the respective benchmark index. If such purchases can be offset by redemptions of shares by other shareholders, such fee may be waived or reduced. A prospective investor may determine whether a fee will be charged by calling his/her client representative or plan sponsor in advance of his/her purchase. The fee, if imposed, will be 0.18% for the Total Bond Market

                      Portfolio; 0.23% for the Intermediate-Term Bond Portfolio; 0.15% for the Short-Term Bond Portfolio; and 0.20% for the Long-Term Bond Portfolio. The fees are based on the portfolio manager's estimate of transaction costs, which depends on the types of securities in which each Portfolio invests.


                      The following example illustrates the expenses that you would incur on a $1,000 investment over various periods, assuming (1) a 5% annual rate of return and (2) redemption at the end of each period. As noted in the table on page 4, the Portfolios charge no redemption fees of any kind.



                                                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                                           ------   -------   -------   --------
                               Total Bond Market Portfolio...............    $2       $6        $11       $26
                               Short-Term Bond Portfolio.................    $2       $6        $11       $26
                               Intermediate-Term Bond Portfolio..........    $2       $6        $11       $26
                               Long-Term Bond Portfolio..................    $2       $6        $11       $26


                      THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.
--------------------------------------------------------------------------------


FINANCIAL
HIGHLIGHTS            The following financial highlights information with
                      respect to the Total Bond Market, Short-Term Bond,
                      Intermediate-Term Bond and Long-Term Bond Portfolios, for a share outstanding throughout each period presented, has been derived from financial statements which were audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the Fund's 1997 financial statements and notes thereto, which, together with the remaining portions of the Fund's 1997 Annual Report to Shareholders, are incorporated by reference in the Statement of Additional Information and this Prospectus, and which appear, along with the report of Price
                      Waterhouse LLP, in the Fund's 1997 Annual Report to
                      Shareholders. For a more complete discussion of the Fund's performance, please see the Fund's 1997 Annual Report to Shareholders which may be obtained without charge by writing to the Fund or calling Participant Services at 1-800-523-1188.

                                      -------------------------------------------------------------------------------------------
                                                                      TOTAL BOND MARKET PORTFOLIO
                                      -------------------------------------------------------------------------------------------
                                                                        YEAR ENDED DECEMBER 31,
                                      -------------------------------------------------------------------------------------------
                                       1997     1996     1995     1994     1993     1992     1991     1990     1989     1988
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD............................  $ 9.84   $10.14   $ 9.17   $10.06   $ 9.88   $ 9.99   $ 9.41   $ 9.44   $ 9.05   $ 9.20
                                      ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
INVESTMENT OPERATIONS
  Net Investment Income.............    .645     .640     .650     .622     .638     .699     .766     .796     .797     .807
  Net Realized and Unrealized
    Gain (Loss) on Investments......    .250    (.300)    .970    (.888)    .300    (.018)    .605    (.030)    .390    (.150)
                                      ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
      TOTAL FROM INVESTMENT
        OPERATIONS..................    .895     .340    1.620    (.266)    .938     .681    1.371     .766    1.187     .657
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment
    Income..........................   (.645)   (.640)   (.650)   (.622)   (.638)   (.699)   (.766)   (.796)   (.797)   (.807)
  Distributions from Realized
    Capital Gains...................      --       --       --    (.002)   (.120)   (.092)   (.025)      --       --       --
                                      ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
      TOTAL DISTRIBUTIONS...........   (.645)   (.640)   (.650)   (.624)   (.758)   (.791)   (.791)   (.796)   (.797)   (.807)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD......  $10.09   $ 9.84   $10.14   $ 9.17   $10.06   $ 9.88   $ 9.99   $ 9.41   $ 9.44   $ 9.05
=================================================================================================================================
TOTAL RETURN (1)....................    9.44%    3.58%   18.18%   (2.66)%   9.68%    7.14%   15.25%    8.65%   13.65%    7.35%
=================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period
  (Millions)........................  $5,129   $2,962   $2,405   $1,731   $1,540   $1,066     $849     $277     $139      $58
Ratio of Total Expenses to
  Average Net Assets................    0.20%    0.20%    0.20%    0.18%    0.18%    0.20%    0.16%    0.21%    0.24%    0.30%
Ratio of Net Investment Income to
  Average Net Assets................    6.54%    6.54%    6.66%    6.57%    6.24%    7.06%    7.95%    8.60%    8.49%    8.84%
Portfolio Turnover Rate.............      39%      39%      36%      33%      50%      49%      31%      29%      33%      21%
(1) Total return figures do not reflect the annual account maintenance fee of $10 (charged to individual investors).



                                                              -------------------------------------------------
                                                                          SHORT-TERM BOND PORTFOLIO
                                                              -------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
                                                              ------------------------------       MAR. 1+ TO
                                                               1997        1996        1995       DEC. 31, 1994
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................  $ 9.92      $10.07      $ 9.50         $10.00
                                                              ------      ------      ------      ----------
INVESTMENT OPERATIONS
  Net Investment Income.....................................    .597        .587        .623           .463
  Net Realized and Unrealized Gain
    (Loss) on Investments...................................    .080       (.146)       .570          (.500)
                                                              ------      ------      ------      ----------
      TOTAL FROM INVESTMENT OPERATIONS......................    .677        .441       1.193          (.037)
---------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income......................   (.597)      (.587)      (.623)         (.463)
  Distributions from Realized Capital Gains.................      --       (.004)         --             --
                                                              ------      ------      ------      ----------
      TOTAL DISTRIBUTIONS...................................   (.597)      (.591)      (.623)         (.463)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD..............................  $10.00      $ 9.92      $10.07         $ 9.50
===============================================================================================================
TOTAL RETURN (1)............................................    7.04%       4.55%      12.88%         (0.37)%
===============================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions)........................    $446        $328        $208            $77
Ratio of Total Expenses to Average Net Assets...............    0.20%       0.20%       0.20%          0.18%*
Ratio of Net Investment Income to Average Net Assets........    6.03%       5.93%       6.28%          5.77%*
Portfolio Turnover Rate.....................................      88%++       65%         65%            53%
 * Annualized.
 + Subscription period for the Portfolio was from January 18, 1994, through February 28, 1994, during which time all assets were held in money market instruments.
(1) Total return figures do not reflect the annual account maintenance fee of $10 (charged to individual investors).
 ++ Portfolio turnover rate excluding in-kind redemptions was 73%.


--------------------------------------------------------------------------------

                                       ---------------------------------------    -------------------------------------------
                                                  INTERMEDIATE-TERM                                LONG-TERM
                                                   BOND PORTFOLIO                               BOND PORTFOLIO
                                       ---------------------------------------    -------------------------------------------
                                        YEAR ENDED DECEMBER 31,     MAR. 1+ TO     YEAR ENDED DECEMBER 31,     MAR. 1+ TO
                                       --------------------------    DEC. 31,     --------------------------    DEC. 31,
                                        1997      1996      1995       1994        1997      1996      1995       1994
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD.............................  $ 9.96    $10.37    $ 9.18      $10.00     $10.08    $10.82    $ 8.96      $10.00
                                       ------    ------    ------   --------      ------    ------    ------   --------
INVESTMENT OPERATIONS
  Net Investment Income..............    .661      .648      .661       .533        .678      .674      .692       .586
  Net Realized and Unrealized
    Gain (Loss) on Investments.......    .240     (.406)    1.217      (.820)       .700     (.731)    1.884     (1.040)
                                       ------    ------    ------   --------      ------    ------    ------   --------
      TOTAL FROM INVESTMENT
        OPERATIONS...................    .901      .242     1.878      (.287)      1.378     (.057)    2.576      (.454)
-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment
    Income...........................   (.661)    (.648)    (.661)     (.533)      (.678)    (.674)    (.692)     (.586)
  Distributions from Realized
    Capital Gains....................      --     (.004)    (.027)        --          --     (.009)    (.024)        --
                                       ------    ------    ------   --------      ------    ------    ------   --------
      TOTAL DISTRIBUTIONS............   (.661)    (.652)    (.688)     (.533)      (.678)    (.683)    (.716)     (.586)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.......  $10.20    $ 9.96    $10.37      $ 9.18     $10.78    $10.08    $10.82      $ 8.96
=============================================================================================================================
TOTAL RETURN (1).....................    9.41%     2.55%    21.07%     (2.88)%     14.30%    (0.26)%   29.72%     (4.53)%
=============================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period
  (Millions).........................    $687      $460      $346         $71        $88       $44       $24          $9
Ratio of Total Expenses to
  Average Net Assets.................    0.20%     0.20%     0.20%      0.18%*      0.20%     0.20%     0.20%      0.18%*
Ratio of Net Investment Income to
  Average Net Assets.................    6.64%     6.54%     6.55%      6.88%*      6.66%     6.75%     6.90%      7.70%*
Portfolio Turnover Rate..............      56%       80%       71%        63%         58%       46%       45%        70%
 * Annualized.
(1) Total return figures do not reflect the annual account maintenance fee of $10 (charged to individual investors).
 + Subscription period for the Portfolio was from January 18, 1994, through February 28, 1994, during which time all assets were held in money market instruments.


--------------------------------------------------------------------------------

YIELD AND
TOTAL RETURN          From time to time each Portfolio may advertise its yield
                      and total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance. The "total return" of a Portfolio refers to the average annual compounded rates of return over one-, five- and ten-year periods or for the life of the Portfolio (as stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment, assuming the reinvestment of all dividend and capital gains distributions.

                      In accordance with industry guidelines set forth by the U.S. Securities and Exchange Commission, the "30-day yield" of a Portfolio is calculated by dividing the net investment income per share earned during a 30-day period by the net asset value per share on the last day of the period. Net investment income includes interest and dividend income earned on the Portfolio's securities; it is net of all expenses and all recurring and nonrecurring charges that have been applied to all shareholder accounts. The yield calculation assumes that the net investment income earned over 30 days is compounded monthly for six months and then annualized. Methods used to calculate advertised yields are standardized for all stock and bond mutual funds. However, these methods differ from the accounting methods used by a Portfolio to maintain its books and records, and so the advertised 30-day yield may not fully reflect the income paid to an investor's account.
--------------------------------------------------------------------------------

INVESTMENT
OBJECTIVE
EACH PORTFOLIO
SEEKS TO MATCH
THE INVESTMENT
PERFORMANCE OF ITS
RESPECTIVE INDEX      The Fund is an open-end diversified investment company
                      designed as an "index" fund. The Fund consists of four
                      Portfolios, each of which seeks to match the investment results of a particular investment grade bond index through the use of index sampling techniques. The Total
                      Bond Market Portfolio seeks to replicate the performance of a broad market-weighted bond index, while the Short-Term Bond, Intermediate-Term Bond and Long-Term Bond
                      Portfolios attempt to replicate the performance of market-weighted bond indexes with prescribed maturity standards. There is no assurance that any of the Fund's
                      Portfolios will achieve its stated objective.

                      The investment objective of each Portfolio is fundamental and so cannot be changed without the approval of a majority of a Portfolio's shareholders.
--------------------------------------------------------------------------------

INVESTMENT
POLICIES
EACH PORTFOLIO USES A
"PASSIVE" APPROACH
TO INVEST IN FIXED-
INCOME SECURITIES     The four Portfolios of the Fund are not managed according
                      to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial, and market analyses and investment judgment. Instead, the Portfolios, utilizing a "passive" or "indexing" investment approach, will attempt to duplicate the investment performance of their respective indexes through statistical sampling procedures. Each Portfolio will invest in a group of fixed-income securities selected from its respective index which, when taken together, are expected to perform similarly to the index as a whole. This sampling technique is expected to enable each Portfolio to track the dividend income and price movements of its respective index, while minimizing brokerage, custodial and accounting costs. The
                      Portfolios are managed without regard to tax ramifications.

                      The TOTAL BOND MARKET PORTFOLIO will invest in a portfolio of fixed-income securities selected to match the Lehman Brothers Aggregate Bond Index (the "Aggregate Bond Index"). The Aggregate Bond Index is a broad market-weighted index which encompasses four major classes of investment grade fixed-income securities in the United
                      States: U.S. Treasury and agency securities, corporate bonds, international (dollar-denominated) bonds, and mortgage-backed securities, with maturities greater than one year.

                      The SHORT-TERM BOND PORTFOLIO will invest in a portfolio of fixed-income securities selected to match the Lehman Brothers Mutual Fund Short (1-5) Government/ Corporate Index (the "Short-Term Index"). The Short-Term Index is a market-weighted index which encompasses three major classes of investment grade fixed-income securities: U.S. Treasury and agency securities, corporate bonds and international (dollar-denominated) bonds, all with maturities between 1 and 5 years.

                      The INTERMEDIATE-TERM BOND PORTFOLIO will invest in a portfolio of fixed-income securities selected to match the Lehman Brothers Mutual Fund Intermediate (5-10) Government/Corporate Index (the "Intermediate-Term Index"). The Intermediate-Term Index is a market-weighted index which encompasses three major classes of investment grade fixed-income securities: U.S. Treasury and agency securities, corporate bonds and international (dollar-denominated) bonds, all with maturities between 5 and 10 years.


                      The LONG-TERM BOND PORTFOLIO will invest in a portfolio of fixed-income securities selected to match the Lehman Brothers Long (10+) Government/Corporate Index (the "Long-Term Index"). The Long-Term Index is a market-weighted index which encompasses three major classes of investment grade fixed-income securities: U.S. Treasury and agency securities, corporate bonds and international (dollar-denominated) bonds, all with maturities greater than 10 years.



                      Each Portfolio will invest 80% or more of its assets in securities included in its respective index. As of December 31, 1997, the major classes of fixed-income securities represented the following proportions of the respective indexes' total market values:



                                                            AGGREGATE    SHORT-TERM   INTERMEDIATE-   LONG-TERM
                                                            BOND INDEX     INDEX       TERM INDEX       INDEX
                                                            ----------   ----------   -------------   ---------
                               U.S. Treasury and agency
                                 securities                      49%          83%            58%           65%
                               Corporate bonds                   17%          14%            32%           29%
                               International (dollar-
                                 denominated) bonds               4%           3%            10%            6%
                               Mortgage-backed securities        30%           0%             0%            0%
                               Dollar-weighted average
                                 maturity (Years)            8.7 yrs      2.7 yrs        7.4 yrs      23.6 yrs


                      The Portfolios of the Fund may, from time to time, substitute one type of investment grade bond for another. For instance, a Portfolio may hold more short-term corporate bonds (fewer short-term U.S. Treasury bonds) than represented in the Index so as to increase income. This corporate substitution strategy will entail the assumption of additional credit risk; however, substantial diversification within the corporate sector should moderate issue-specific credit risk. In addition, current investment policy restricts corporate substitutions to issues with less than 4 years remaining to maturity and in aggregate no more than 15% of net assets. Overall, credit risk is expected to be very low for each of the Portfolios.

                      Fixed-income securities will be primarily of investment grade quality -- i.e., those rated at least Baa3 by Moody's Investors Service, Inc. or BBB- by Standard & Poor's Corporation. Securities rated Baa or BBB are considered as medium grade obligations. Interest payments and principal are regarded as adequate for the present but certain protective elements found in higher rated bonds may be lacking. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

                      In its effort to duplicate the investment performance of its Index, each Portfolio will invest in fixed-income securities approximating its relative proportion of the Index's total market value. For the Total Bond Market Portfolio, these investments will include U.S. Treasury and agency securities, mortgage-backed securities and corporate and international (dollar-denominated) bonds. For the Short-Term Bond, Intermediate-Term Bond and Long-Term Bond Portfolios, these investments include U.S. Treasury and agency securities, corporate debt and international (dollar-denominated) debt. The Portfolios may invest in U.S. Treasury bills, notes and bonds and other "full faith and credit" obligations of the U.S. Government. The Portfolios may also invest in U.S. Government agency securities, which are debt obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government. Such "agency" securities may not be backed by the "full faith and credit" of the U.S. Government. Such U.S. Government agencies may include the Federal Farm Credit Banks, the Resolution Trust Corporation and in the case of the Total Bond Market Portfolio, the Government National Mortgage Association. Even though they all carry top (AAA) credit ratings, "agency" obligations are not explicitly guaranteed by the U.S. Government and so are perceived as somewhat riskier than comparable Treasury bonds.

                      Each Portfolio may also invest up to 20% of its assets in short-term money market instruments, and may invest in bond (interest rate) futures contracts and options to a limited extent. Such securities will be held only to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions, or to minimize trading costs. The Portfolios will not invest in such securities as part of a temporary defensive strategy (such as altering the aggregate maturity of a Portfolio) to protect the Fund against potential bond market declines. Each Portfolio intends to remain fully invested, to the extent practicable, in a pool of securities which will duplicate the investment characteristics of the respective index. See "Implementation of Policies" for a description of other investment practices of the Fund.

                      The Fund is responsible for voting the shares of all securities it holds.

                      These investment policies are not fundamental and so may be changed by the Board of Directors without shareholder approval. However, shareholders would be notified prior to any material change.
--------------------------------------------------------------------------------

INVESTMENT
RISKS As mutual funds investing primarily in fixed-income securities, the Portfolios are subject to interest rate, income, call and credit risks. Since the Total Bond Market Portfolio also invests in mortgage-backed securities, the Portfolio is also subject to prepayment risk.

THE PORTFOLIOS ARE
SUBJECT TO INTEREST
RATE RISK             INTEREST RATE RISK is the potential for fluctuations in
                      bond prices due to changing interest rates. As a rule, bond prices vary inversely with interest rates. If interest rates rise, bond prices generally decline; if interest rates fall, bond prices generally rise. In addition, for a given change in interest rates, longer-maturity bonds fluctuate more in price than shorter-maturity bonds. To compensate investors for these larger fluctuations, longer-maturity bonds usually offer higher yields than shorter-maturity bonds, other factors, including credit quality, being equal.

                      These basic principles of bond prices also apply to U.S. Government securities. A security backed by the "full faith and credit" of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change.

                      The TOTAL BOND MARKET and INTERMEDIATE-TERM BOND PORTFOLIOS maintain an intermediate-term dollar-weighted average maturity, and are therefore subject to a moderate to high level of interest rate risk. Interest rate risk for the SHORT-TERM BOND PORTFOLIO should be modest. Because of the short-term dollar-weighted average maturities, the Portfolio is expected to exhibit low to moderate price fluctuations as interest rates change. The LONG-TERM BOND PORTFOLIO is exposed to substantial interest rate risk. The Portfolio is expected to have a dollar-weighted average maturity in excess of 15 years which exposes it to high to very high price fluctuations due to changing interest rates.

                      As an illustration of interest rate risk, the chart below depicts the effect of a two percentage point change in interest rates on three bonds of varying maturities:

                        PERCENTAGE CHANGE IN PRICE OF A PAR BOND YIELDING 7.5%

                      ----------------------------------------------------------


                                                                    2 PERCENTAGE POINT   2 PERCENTAGE POINT
                                                                       INCREASE IN          DECREASE IN
                                         STATED MATURITY              INTEREST RATES       INTEREST RATES
                               -----------------------------------  ------------------   ------------------
                               Short-Term (2.5 years)                     - 4.4%               + 4.6%
                               Intermediate-Term (10 years)               -12.7%               +15.2%
                               Long-Term (20 years)                       -17.8%               +24.1%


                      This chart is intended to provide you with guidelines for determining the degree of interest rate risk you may be willing to assume. The yield and price changes shown should not be taken as representative of a Portfolio's current or future yield or expected changes in a Portfolio's share price.

THE PORTFOLIOS ARE
SUBJECT TO INCOME RISKINCOME RISK is the potential for a decline in a
                      Portfolio's income due to falling market interest rates. In relative terms, income risk will be higher for the Fund's shorter-term Portfolios and lower for the Fund's longer-term Portfolios.

THE LONG-TERM BOND
PORTFOLIO IS SUBJECT TO
CALL RISK             An additional risk associated with long-term corporate
                      bonds is call risk. CALL RISK is the possibility that corporate bonds held by the Portfolio will be repaid prior to maturity. Call provisions, common in many corporate bonds, allow bond issuers to redeem bonds prior to maturity (at a specific price). When interest rates are falling, bond issuers often exercise these call provisions, paying off bonds that carry high stated interest rates and often issuing new bonds at lower rates.
                      For the Portfolio, the result would be that bonds with high interest rates are "called" and must be replaced with lower-yielding instruments. In these circumstances, the income of the Portfolio would decline. Reflecting these additional credit and call risks, the corporate portion of the portfolio will generally offer higher yields than the government portion.

THE TOTAL BOND
MARKET PORTFOLIO
IS SUBJECT TO
PREPAYMENT RISK       As a mutual fund investing a portion of its assets in
                      mortgage-backed securities (see chart on page 9), the Total Bond Market Portfolio is subject to prepayment risk to a limited extent. PREPAYMENT RISK is the possibility that, during periods of declining interest rates, the principal invested in high-yielding mortgage-backed securities will be repaid earlier than scheduled, and the Fund will be forced to reinvest the unanticipated payments at generally lower interest rates.

                      Prepayment risk has two important effects on the Portfolio. First, when interest rates fall and principal prepayments are reinvested at lower interest rates, the income that the Portfolio derives from mortgage-backed securities is reduced. Second, like other fixed-income securities, mortgage-backed securities generally decline in price when interest rates rise. However, because of prepayment risk, mortgage-backed securities (and thus in part the share price of the Portfolio and the value of the Index) will not enjoy as large a gain in market value as ordinary bonds when interest rates fall. In part to compensate for prepayment risk, mortgage-backed securities generally offer higher yields than bonds of comparable credit quality and maturity.

CREDIT RISK IS EXPECTED
TO BE LOW             CREDIT RISK is the possibility that an issuer of
                      securities held by a Portfolio will be unable to make payments of either interest or principal. The credit risk of a Portfolio is a function of the credit quality of its underlying securities.


                      The credit quality of each Portfolio is expected to be very high, and thus credit risk should be low. As of December 31, 1997, the average quality, as rated by Moody's Investors Service, Inc., of each Portfolio's benchmark index was as follows:


                               Aggregate Bond Index........................................  Aaa
                               Short-Term Bond Index.......................................  Aaa
                               Intermediate-Term Bond Index................................  Aa1
                               Long-Term Bond Index........................................  Aa2

                      To a limited extent, the Portfolios are also exposed to EVENT RISK, the possibility that corporate fixed-income securities held by the Portfolios may suffer a substantial decline in credit quality and market value due to a corporate restructuring. Corporate restructurings, such as mergers, leveraged buyouts, takeovers or similar events, are often financed by a significant expansion of corporate debt. As a result of the added debt burden, the credit quality and market value of a firm's existing debt securities may decline significantly. While event risk may be high for certain corporate and international (dollar-denominated) securities held by the Portfolios, event risk for each Portfolio in the aggregate should be low because of each Portfolio's diversified holdings and the small percentage of Portfolio assets invested in these securities.

                      The corporate substitution strategy will increase credit risk somewhat, as short-term investment grade corporate bonds are substituted for U.S. Treasury bonds and notes; however, owing to the diversified nature of the Portfolios, and policies limiting the maturity and maximum amount of substitutions, the overall credit and event risk of the Portfolios is expected to be low.

NO CURRENCY RISK
IN ANY PORTFOLIO
                      While each of the chosen Lehman Index benchmarks do have limited exposure to international bonds, there is no currency risk associated with the investments since they are all dollar-denominated.
--------------------------------------------------------------------------------

WHO SHOULD
INVEST
INVESTORS SEEKING TO
PARTICIPATE IN THE
"BOND MARKET" AS A
WHOLE OR ITS VARIOUS
MATURITY SEGMENTS     The Portfolios are designed for individual and
                      institutional investors seeking well-diversified, low-cost ways to participate in the U.S. fixed-income markets. The
                      Portfolios will be essentially fully invested at all times. Because the Total Bond Market Portfolio will represent all major sectors of the investment grade fixed-income securities market, the Portfolio is a suitable vehicle for those investors seeking ownership in the "bond market" as a whole, without regard to particular sectors.
                      The Short-Term Bond, Intermediate-Term Bond and Long-Term
                      Bond Portfolios are suitable vehicles for those investors seeking ownership in specific maturity segments of the "bond market." Each Portfolio concentrates on bonds of various maturities as illustrated in the chart on page 9.
                      Because of the risks associated with bond investments, each Portfolio is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term bond market movements.

                      As with all longer-term, fixed-income investments, the share price of the Total Bond Market, Intermediate-Term Bond and Long-Term Bond Portfolios will vary, with the Long-Term Bond Portfolio expected to exhibit the greatest volatility. Share price volatility should be significantly less for the Short-Term Bond Portfolio. Credit risk should be minimal for each Portfolio. The investment risks are described on page 10.

                      The Portfolios are also suitable for those investors with existing common stock holdings who are seeking a complementary fixed-income investment to create a more balanced asset mix.
--------------------------------------------------------------------------------

IMPLEMENTATION
OF POLICIES           The Portfolios follow a variety of investment practices in an effort to duplicate the total return of their respective indexes.


THE PORTFOLIOS INVEST
IN FIXED INCOME
SECURITIES            Each Portfolio will invest at least 80% or more of its
                      assets in securities included in its benchmark index. The indexes measure the total investment return (capital change plus income) provided by a universe of fixed-income securities, weighted by the market value outstanding of each security. The securities included in each index generally meet the following criteria, as defined by Lehman Brothers: an outstanding market value of at least
                      $100 million; and investment grade quality -- i.e., rated a minimum of Baa3 by Moody's Investors Service, Inc. The maturities of securities included in each index will vary as described on page 8. If a security held in the Fund's portfolio is downgraded to a rating below these minimum standards, the Fund may continue to hold it until such time as the adviser deems it most advantageous to dispose of the security.


THE PORTFOLIOS USE A
"SAMPLING" TECHNIQUE  The Portfolios will be unable to hold all of the individual issues which comprise the indexes because of the large number of securities involved. Instead, each Portfolio will hold a representative sample of the securities in its respective index, selecting a few issues to represent entire "classes" or types of securities in the index. Each Portfolio will be constructed so as to approximately match the composition of its benchmark index as described on pages 8 and 9 after adjusting for the corporate substitution policy described on page 9. The corporate substitution strategy only applies to the Total Bond Market Portfolio and the Short-Term Bond Portfolio.


                      At the broadest level, and adjusted for the corporate substitution strategy, each Portfolio will seek to hold securities which reflect the weighting of the major asset classes in its respective index. For the Total Bond Market Portfolio, these classes include U.S. Treasury and agency securities, corporate bonds, and mortgage-backed securities. For the Short-Term Bond, Intermediate-Term Bond and Long-Term Bond Portfolios, the two major classes of securities include U.S. Treasury and agency securities and corporate bonds. For example, if U.S. Treasury and agency securities represent approximately 60% of an index's interest rate risk, then approximately 60% of the respective Portfolio's interest rate risk will come from such securities. Similarly, if corporate bonds represent 20% of the interest rate risk of an index, then they will represent approximately 20% of the interest rate risk of the Portfolio.


                      Such a sampling technique is expected to be an effective means of substantially duplicating the income and capital returns provided by each index. Over time, the correlation between the performance of a Portfolio and its respective index is expected to be 0.95 or higher. A correlation of
                      1.00 would indicate perfect correlation, which would be achieved when the net asset value of a Portfolio, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the index. The performance and structure of a Portfolio versus that of its respective index is monitored regularly. If significant structural mismatches develop, the Portfolio is rebalanced to bring it in line with the index.


THE TOTAL BOND
MARKET PORTFOLIO
MAY INVEST IN
MORTGAGE-BACKED
SECURITIES            As part of its effort to duplicate the investment
                      performance of its Index, the Total Bond Market Portfolio may invest in mortgage-backed securities. Mortgage-backed securities represent an interest in an underlying pool of mortgages. Unlike ordinary fixed-income securities, which generally pay a fixed rate of interest and return principal upon maturity, mortgage-backed securities repay both interest income and principal as part of their periodic payments. Because the mortgages underlying mortgage-backed certificates can be prepaid at any time by homeowners or corporate borrowers, mortgage-backed securities give rise to certain unique "prepayment" risks.
                      See "Investment Risks."

                      The Total Bond Market Portfolio may purchase mortgage-backed securities issued by the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), the Federal National Mortgage Association (FNMA), and the Federal Housing Authority (FHA). GNMA securities are guaranteed by the U.S. Government as to the timely payment of principal and interest; securities from other Government-sponsored entities are generally not secured by an explicit pledge of the U.S. Government. The Portfolio may also invest in conventional mortgage securities, which are packaged by private corporations and are not guaranteed by the U.S. Government. Mortgage securities that are guaran-teed by the U.S. Government are guaranteed only as to the timely payment of principal and interest. The market value of such securities is not guaranteed and may fluctuate.

EACH PORTFOLIO MAY
INVEST IN SHORT-TERM
MONEY MARKET
INSTRUMENTS           Although they normally seek to remain substantially fully
                      invested in securities in the respective indexes, each Portfolio may invest temporarily in certain short-term money market instruments. Such securities may be used to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. These securities include:
                      obligations of the United States Government and its agencies or instrumentalities; commercial paper, bank certificates of deposit, and bankers' acceptances; and repurchase agreements collateralized by these securities.

EACH PORTFOLIO MAY
LEND ITS SECURITIES   Each Portfolio may lend its investment securities to
                      qualified institutional investors for either short-term or long-term purposes of realizing additional income. Loans of securities by a Portfolio will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. Government or its agencies. The collateral will equal at least 100% of the current market value of the loaned securities.

PORTFOLIO TURNOVER
IS NOT EXPECTED TO
EXCEED 50%            Although it generally seeks to invest for the long term,
                      each Portfolio retains the right to sell securities irrespective of how long they have been held. It is anticipated that the annual portfolio turnover of each Portfolio will not exceed 50%. A turnover rate of 50% would occur, for example, if one half of the securities of a Portfolio were replaced within one year. A portfolio turnover rate of 100% may be considered high for a bond index fund and would result in additional expenses.

DERIVATIVE
INVESTING             Derivatives are instruments whose values are linked to or
                      derived from an underlying security or index. The most common and conventional types of derivative securities are futures and options.

EACH PORTFOLIO MAY
INVEST IN DERIVATIVE
SECURITIES            Each Portfolio may invest in futures contracts and
                      options, but only to a limited extent. Specifically, a Portfolio of the Fund may enter into futures contracts provided that not more than 5% of its assets are required as a futures contact deposit; in addition, a Portfolio may enter into futures contracts and options transactions only to the extent that obligations under such contracts or transactions represent not more than 20% of the Portfolio's assets.

                      Futures contracts and options may be used for several common fund management strategies: to maintain cash reserves while simulating full investment, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a specific futures contract is priced more attractively than other futures contracts or the underlying security or index.

                      The Portfolios may use futures contracts for bona fide "hedging" purposes. In executing a hedge, a manager sells, for example, stock index futures to protect against a decline in the stock market. As such, if the market drops, the value of the futures position will rise, thereby offsetting the decline in value of the Portfolios' stock holdings.

                      The Fund may also invest in other conventional derivatives designed to replicate the risk/return characteristics of a conventional fixed income note or bond. Such derivatives would be managed, in both structure and concentration, to adhere to the Fund's investment policy restrictions as to market and credit risk.


EACH PORTFOLIO MAY
INVEST IN CMOS        The Portfolios may invest in a relatively conservative
                      class of collateralized mortgage obligations (CMOs) which feature a high degree of cash flow predictability and less vulnerability to mortgage prepayment risk. To reduce credit risk, Vanguard purchases these less risky classes of collateralized mortgage obligations issued only by agencies of the U.S. Government or privately-issued collateralized mortgage obligations that carry high-quality investment-grade ratings.


FUTURES CONTRACTS
AND OPTIONS POSE
CERTAIN RISKS         The primary risks associated with the use of futures
                      contracts and options are: (i) imperfect correlation between the change in market value of the bonds held by a Portfolio and the prices of futures contracts and options, and (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position prior to its maturity date. The risk of imperfect correlation will be minimized by investing in those contracts whose price fluctuations are expected to resemble those of the Portfolio's underlying securities.
                      The risk that a Portfolio will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

                      The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (or gain) to the investor. When investing in futures contracts, a Portfolio will segregate cash or other liquid portfolio securities in the amount of the underlying obligation.
--------------------------------------------------------------------------------


INVESTMENT
LIMITATIONS
EACH PORTFOLIO HAS
ADOPTED CERTAIN
FUNDAMENTAL
LIMITATIONS           Each Portfolio has adopted limitations on some of its
                      investment policies. Some of these limitations are that the Portfolio will not:


                      (a) invest more than 5% of its assets in the securities of any single issuer except obligations of the United States Government or government agencies;
                      (b) purchase more than 5% of the voting securities of any
                          issuer;

                      (c) borrow money, except that each Portfolio may borrow
                          from banks (or through reverse repurchase agreements), for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, in an amount not exceeding 15% of the value of a Portfolio's net assets (including the amount borrowed and the value of any outstanding reverse repurchase agreements) at the time the borrowing is made. Whenever borrowings exceed 5% of the value of a Portfolio's net assets, the Portfolio will not make any additional investments;

                      (d) pledge, mortgage or hypothecate its assets to an
                          extent greater than 5% of the value of its total assets; and
                      (e) invest more than 25% of its assets in any one
                          industry.


                      A complete list of each Portfolio's investment limitations can be found in the Statement of Additional Information. These limitations are fundamental and may be changed only by approval of a majority of the Portfolio's shareholders.

--------------------------------------------------------------------------------

MANAGEMENT
OF THE FUND
VANGUARD ADMINISTERS
AND DISTRIBUTES THE
FUND The Fund is a member of The Vanguard Group of Investment Companies, a family of more than 30 investment companies with more than 95 distinct portfolios and total assets in excess of $350 billion. Through their jointly-owned subsidiary, The Vanguard Group, Inc. ("Vanguard"), the Fund and the other funds in the Group obtain at cost virtually all of their corporate management, administrative, shareholder accounting and distribution services. Vanguard also provides investment advisory services on an at-cost basis to certain Vanguard funds. As a result of Vanguard's unique corporate structure, the Vanguard funds have costs substantially lower than those of most competing mutual funds. In 1997, the average expense ratio (annual costs including advisory fees divided by total net assets) for the Vanguard funds amounted to approximately .28% compared to an average of 1.24% for the mutual fund industry (data provided by Lipper Analytical Services).


                      The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Directors. The Directors set broad policies for the Fund and choose its Officers. A list of the Directors and Officers of the Fund and a statement of their present positions and principal occupations during the past five years can be found in the Statement of Additional Information.

                      Vanguard employs a supporting staff of management and administrative personnel to provide the requisite services to the funds and also furnishes the funds with necessary office space, furnishings and equipment. Each fund pays its share of Vanguard's net expenses, which are allocated among the funds under methods approved by the Board of Directors (Trustees) of each fund. In addition, each fund bears its own direct expenses, such as legal, auditing and custodian fees.

                      Vanguard also provides distribution and marketing services to the Vanguard funds. The funds are available on a no-load basis (i.e., there are no sales commissions or 12b-1 fees). However, each fund bears its share of the Group's distribution costs.
--------------------------------------------------------------------------------


INVESTMENT
ADVISER
VANGUARD MANAGES
THE FUND'S
INVESTMENTS           Each Portfolio receives all investment advisory services
                      from Vanguard's Fixed Income Group. The Fixed Income Group provides investment advisory services to more than 40
                      Vanguard money market and bond portfolios, both taxable and tax-exempt. Total assets under management by Vanguard's Fixed Income Group were more than $100 billion as of December 31, 1997. The Portfolios are not actively managed, but are instead administered by the Fixed Income
                      Group using computerized, quantitative techniques. The
                      Fixed Income Group is supervised by the Officers of the Fund. Ian A. MacKinnon, Senior Vice President of Vanguard, has been in charge of the Group since its inception in 1981.


                      Mr. MacKinnon is responsible for setting the broad investment strategies employed by the Fund, and for overseeing the portfolio manager who implements these strategies on a day-to-day basis.

                      The Fund's portfolio manager is Kenneth E. Volpert, a Principal of Vanguard, who also serves as portfolio manager of the Vanguard Variable Insurance Fund -- High-Grade Bond Portfolio and the bond portion of the Vanguard Balanced Index Fund. Mr. Volpert began managing the Vanguard Bond Index Fund in December, 1992. For six years prior to joining Vanguard, Mr. Volpert was associated with Mellon Bond Associates.

                      The Fixed Income Group places all orders for purchases and sales of portfolio securities. Purchases of portfolio securities are made either directly from the issuer or from securities dealers. The Fixed Income Group may sell portfolio securities prior to their maturity if circumstances and considerations warrant and if it believes such dispositions advisable. The Group seeks to obtain the best available net price and most favorable execution for all portfolio transactions. When the Portfolio purchases a newly issued security at a fixed price, the Group may designate certain members of the underwriting syndicate to receive compensation associated with that transaction. Certain dealers have agreed to rebate a portion of such compensation directly to the Portfolio to offset its management expenses.
--------------------------------------------------------------------------------


PERFORMANCE
RECORD The tables in this section provide investment results for the Total Bond Market, Short-Term Bond, Intermediate-Term Bond and Long-Term Bond Portfolios for several periods throughout the Fund's lifetime. The results shown represent "total return" investment performance, which assumes the reinvestment of all capital gains and income dividends for the indicated periods. Also included is comparative information with respect to the unmanaged Aggregate Bond Index described on page 8, the Consumer Price Index, a statistical measure of changes in the prices of goods and services, the Lehman Mutual Fund Short-Term (1-5) Government/Corporate Bond Index, the Lehman Mutual Fund Intermediate (5-10) Government/Corporate Bond Index, and the Lehman Long (10+) Government/Corporate Bond Index.


                      The results shown should not be considered a representation of the total return from an investment made in the Portfolio today. This information is provided to help investors better understand the Portfolio and may not provide a basis for comparison with other investments or mutual funds which use a different method to calculate performance.

                                   AVERAGE ANNUAL TOTAL RETURN FOR
                       VANGUARD BOND INDEX FUND -- TOTAL BOND MARKET PORTFOLIO

                      ----------------------------------------------------------


                               FISCAL PERIODS      TOTAL BOND      AGGREGATE     CONSUMER
                               ENDED 12/31/97   MARKET PORTFOLIO   BOND INDEX   PRICE INDEX
                               --------------   ----------------   ----------   -----------
                               1 Year                  9.44%           9.65%        1.70%
                               3 Years                10.24           10.42         2.52
                               5 Years                 7.42            7.48         2.60
                               10 Years                8.88            9.18         3.41
                               Lifetime*               8.09            8.51         3.51
                               * December 11, 1986 to December 31, 1997.

                                   AVERAGE ANNUAL TOTAL RETURN FOR
                        VANGUARD BOND INDEX FUND -- SHORT-TERM BOND PORTFOLIO

                      ----------------------------------------------------------


                                                                  LEHMAN MUTUAL FUND
                                                                     SHORT (1-5)
                               FISCAL PERIODS     SHORT-TERM         GOVERNMENT/         CONSUMER
                               ENDED 12/31/97   BOND PORTFOLIO   CORPORATE BOND INDEX   PRICE INDEX
                               --------------   --------------   --------------------   -----------
                               1 Year                7.04%               7.13%             1.70%
                               3 Years               8.10                8.17              2.52
                               Lifetime*             6.18                6.28              2.50
                               * March 1, 1994 to December 31, 1997.


                                   AVERAGE ANNUAL TOTAL RETURN FOR
                          VANGUARD BOND INDEX FUND -- INTERMEDIATE-TERM BOND
                                              PORTFOLIO

                      ----------------------------------------------------------


                                                                     LEHMAN MUTUAL FUND
                                                                    INTERMEDIATE (5-10)
                               FISCAL PERIODS   INTERMEDIATE-TERM       GOVERNMENT/         CONSUMER
                               ENDED 12/31/97    BOND PORTFOLIO     CORPORATE BOND INDEX   PRICE INDEX
                               --------------   -----------------   --------------------   -----------
                               1 Year                  9.41%                9.43%              1.70%
                               3 Years                10.75                10.92               2.52
                               Lifetime*               7.49                 7.60               2.50
                               * March 1, 1994 to December 31, 1997.


                                   AVERAGE ANNUAL TOTAL RETURN FOR
                         VANGUARD BOND INDEX FUND -- LONG-TERM BOND PORTFOLIO

                      ----------------------------------------------------------


                                                                  LEHMAN LONG (10+)
                               FISCAL PERIODS     LONG-TERM          GOVERNMENT/         CONSUMER
                               ENDED 12/31/97   BOND PORTFOLIO   CORPORATE BOND INDEX   PRICE INDEX
                               --------------   --------------   --------------------   -----------
                               1 Year                14.30%             14.52%              1.70%
                               3 Years               13.93              14.22               2.52
                               Lifetime*              9.41               9.59               2.50
                               * March 1, 1994 to December 31, 1997.


--------------------------------------------------------------------------------


DIVIDENDS,
CAPITAL GAINS
AND TAXES
EACH PORTFOLIO PAYS
MONTHLY DIVIDENDS     Dividends consisting of virtually all of the ordinary
                      income of each Portfolio are declared daily and are payable to shareholders of record at the time of declaration. Such dividends are paid on the first business day of each month. Capital gains distributions, if any, are made annually. In addition, each Portfolio may occasionally be required to make supplemental dividend or capital gains distributions at some other time during the year. Each Portfolio's dividend and capital gains distributions are automatically reinvested in additional shares. The Fund intends to continue to qualify as a "regulated investment company" under the Internal Revenue
                      Code so that it will not be subject to federal income tax to the extent that its income is distributed to its shareholders.


                      If you utilize the Fund's Portfolios as an investment option in an employer-sponsored retirement savings plan, dividend and capital gains distributions from the Portfolios will generally not be subject to current taxation, but will accumulate on a tax-deferred basis. In general, employer-sponsored retirement and savings plans are governed by a complex set of tax rules. If you participate in such a plan, consult your plan administrator, your plan's Summary Plan Description, or a professional tax adviser regarding the tax consequences of your participation in the plan and of any plan contributions or withdrawals.
--------------------------------------------------------------------------------


THE SHARE PRICE OF
EACH PORTFOLIO        Each Portfolio's share price, or "net asset value" per
                      share, is calculated by dividing the total assets of the Portfolio, less all liabilities, by the total number of shares outstanding, except for the Total Bond Portfolio whereby net asset value is calculated by dividing the net assets attributed to each share class by the total number of shares outstanding for that share class. The net asset value is determined as of the close of trading on the New
                      York Stock Exchange (the "Exchange"), generally 4:00 p.m.
                      Eastern time, on each day that the Exchange is open for trading.



                      Short term instruments (those with remaining maturities of 60 days or less) may be valued at cost, plus or minus any amortized discount or premium, which approximates market value.



                      Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service may be determined without regard to bid or last sale prices of each security, but take into account institutional-size transactions in similar groups of securities as well as any developments related to specific securities.



                      Other assets and securities for which no quotations are readily available or which are restricted as to sale (or resale) are valued by such methods as the Board of Directors deems in good faith to reflect fair value.



                      The share price for each Portfolio can be found daily in the mutual fund listings of most major newspapers under the heading of Vanguard Funds.

--------------------------------------------------------------------------------


GENERAL
INFORMATION           The Fund is a Maryland corporation. The Articles of
                      Incorporation permit the Directors to issue 2,000,000,000 shares of common stock, with a $.001 par value. The Board of Directors has the power to designate one or more portfolios and classes of shares of common stock of such portfolios and to classify or reclassify any unissued shares with respect to such portfolios and classes.
                      Currently the Fund is offering shares of four series. The
                      Total Bond Market Portfolio offers two separate classes of shares; the Total Bond Market Portfolio Investor Shares which is open to investors with a minimum investment of $3,000, and the Total Bond Market Portfolio Institutional
                      Shares which are designed for investors who meet certain administrative criteria and a minimum initial investment of $10 million.


                      The shares of each Portfolio are fully paid and non-assessable; have no preference as to conversion, exchange, dividends, retirement or other features; and have no pre-emptive rights. Such shares have non-cumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they so choose.

                      Annual meetings of shareholders will not be held except as required by the Investment Company Act of 1940 and other applicable law. An annual meeting will be held to vote on the removal of a Director or Directors of the Fund if requested in writing by the holders of not less than 10% of the outstanding shares of the Fund.

                      All securities and cash for the Total Bond Market Portfolio are held by Chase Manhattan Bank, New York, NY. All securities and cash for the Short-Term Bond, Intermediate-Term Bond and Long-Term Bond Portfolios are held by State Street Bank and Trust Company, Boston, MA. CoreStates Bank, N.A., Philadelphia, PA, holds daily cash balances that are used by the Fund's Portfolios to invest in repurchase agreements or securities acquired in these transactions. The Vanguard Group, Inc., Valley Forge, PA, serves as the Fund's Transfer and Dividend Disbursing Agent. Price Waterhouse LLP, serves as independent accountants for the Fund and will audit its financial statements annually. The Fund is not involved in any litigation.
--------------------------------------------------------------------------------

                                 SERVICE GUIDE

PARTICIPATING IN
YOUR PLAN             The Portfolios are available as an investment option in
                      your retirement or savings plan. The administrator of your plan or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.


                      If you have any questions about the Fund, including the Portfolios' investment objectives, policies, risk characteristics or historical performance, please contact Participant Services (1-800-523-1188).


                      If you have questions about your account, contact your
                      plan administrator or the organization which provides
                      recordkeeping services for your plan.
--------------------------------------------------------------------------------
INVESTMENT OPTIONS
ALLOCATIONS, AND
PAYROLL CHANGES       You may be permitted to elect different investment
                      options, alter the amounts contributed to your plan, or
                      change how contributions are allocated among your
                      investment options in accordance with your plan's specific provisions. See your plan administrator or employee
                      benefits office for more details.
--------------------------------------------------------------------------------
TRANSACTIONS IN
FUND SHARES           Purchases, exchanges or redemptions of a Portfolio's
                      shares are effective when received in "good order" by Vanguard. "Good Order" means that complete information on the purchase, exchange or redemption and the appropriate signatures and monies have been received by Vanguard.

                      Vanguard must consider the interests of all Portfolio shareholders. Therefore, for institutional investors who are not participants in a retirement or savings plan, we reserve the right to:


                      - Delay or reject any purchase or exchange request that
                        may disrupt a Portfolio's operation or performance.


                      - Revise or terminate the exchange privilege or limit the
                        amount of an exchange, at any time, without notice.

                      - Take up to seven days to deliver your redemption
                        proceeds.

                      - Pay redemption proceeds -- in whole or in
                        part -- through a distribution in kind of readily marketable securities.

--------------------------------------------------------------------------------
MAKING EXCHANGES      The exchange privilege (your ability to redeem shares from one fund to purchase shares of another fund) may be available to you through your plan. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice. Because excessive exchanges can potentially disrupt the management of a Fund and increase its transaction costs, Vanguard limits exchange activity to TWO SUBSTANTIVE EXCHANGE REDEMPTIONS
                      (at least 30 days apart) from any Fund during any 12-month period. "Substantive" means either a dollar amount or a series of movements between Vanguard funds that Vanguard determines, in its sole discretion, could have an adverse impact on the management of the Fund. In addition, certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions. Contact your plan administrator for details on the exchange policies that apply to your plan.


                      Before making an exchange, you should consider the following:

                      - If you are making an exchange to another Vanguard Fund
                        option, please read the Fund's prospectus. Contact Participant Services (1-800-523-1188) for a copy.

                      - Exchanges are accepted by Vanguard only as permitted by
                        your plan. Your plan administrator can explain how frequently exchanges are allowed.
--------------------------------------------------------------------------------

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

--------------------------------------------------------------------------------


          Vanguard Logo
          ---------------------------
          THE VANGUARD GROUP
          P.O. Box 2900
          Valley Forge, PA 19482
          INSTITUTIONAL PARTICIPANT
          SERVICES DEPARTMENT:
          1-800-523-1188
          TRANSFER AGENT:
          The Vanguard Group, Inc.
          P.O. Box 2900
          Valley Forge, PA 19482
          I084

                                  [Flag Logo]
                                BOND INDEX FUND
                      I  N  S  T  I  T  U  T  I  O  N  A  L
                          P  R  O  S  P  E  C  T  U  S
                                 APRIL 17, 1998

1084
                         A MEMBER OF THE VANGUARD GROUP
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                                                                                  LOGO
                                                                                            BOND INDEX FUND
                                                                                       TOTAL BOND MARKET PORTFOLIO
                                                                                      INSTITUTIONAL SHARES LOGO

                                                                                 P   R   O   S   P   E   C   T   U   S
                                                                                             APRIL 17, 1998
                                                                                                  LOGO


--------------------------------------------------------------------------------

================================================================================
[VANGUARD BOND INDEX FUND LOGO]
TOTAL BOND MARKET PORTFOLIO                       A Member of The Vanguard Group
INSTITUTIONAL SHARES
================================================================================


PROSPECTUS -- APRIL 17, 1998

--------------------------------------------------------------------------------

FUND INFORMATION: PARTICIPANT SERVICES -- 1-800-523-8066
--------------------------------------------------------------------------------

INVESTMENT
OBJECTIVE
AND POLICIES          The Total Bond Market Portfolio of Vanguard Bond Index
                      Fund, Inc. (the "Portfolio"), is an open-end, diversified
                      investment company designed as an "index fund." The
                      objective of the Portfolio is to duplicate the total
                      return (income plus capital change) of publicly-traded
                      investment grade fixed-income securities in the aggregate
                      by attempting to duplicate the investment performance of a certain investment grade bond index. The Portfolio invests in a diversified portfolio of U.S. Government and
                      corporate bonds and mortgage-backed securities. There is
                      no assurance that the Portfolio will achieve its stated
                      objective. Shares of the Portfolio are neither insured nor guaranteed by any agency of the U.S. Government, including the FDIC.
--------------------------------------------------------------------------------

INVESTMENT
ALTERNATIVES          The Total Bond Market Portfolio of Vanguard Bond Index
                      Fund, Inc. offers two separate classes of shares to
                      investors. The "Total Bond Market Portfolio Institutional
                      Shares" are designed primarily for investors who meet
                      certain administrative requirements and a minimum initial
                      investment of $10 million. Only the Institutional class of shares is offered through this prospectus. The second
                      class of shares, "Total Bond Market Portfolio," is
                      available to all institutional and individual investors
                      and is offered through a separate prospectus. To obtain
                      information on the "Total Bond Market Portfolio" class of
                      shares, please call 1-800-662-7447 (SHIP), Monday through
                      Friday, from 8:00 a.m. to 9:00 p.m. and Saturday from 9
                      a.m. to 4:00 p.m. (Eastern time).
--------------------------------------------------------------------------------

OPENING AN
ACCOUNT Shares of the Portfolio may be purchased by Federal Funds wire. The minimum initial investment is $10 million.
--------------------------------------------------------------------------------


ABOUT THIS
PROSPECTUS            This Prospectus is designed to set forth concisely the
                      information you should know about the Portfolio before you invest. It should be retained for future reference. A
                      "Statement of Additional Information" containing additional information about the Fund has been filed with the Securities and Exchange Commission. This Statement is dated April 17, 1998 and has been incorporated by reference into this Prospectus. A copy may be obtained without charge by writing to the Fund, calling Participant
                      Services at 1-800-523-8066 or visiting the Securities and Exchange Commission's website (www.sec.gov).

--------------------------------------------------------------------------------

TABLE OF CONTENTS


                                   Page                                       Page                                      Page
Portfolio Expenses................  2      Investment Risks .................  7       Performance Record ............... 14
Financial Highlights..............  3      Who Should Invest ................  9       Dividends, Capital Gains and Taxes 14
Yield and Total Return............  4      Implementation of Policies........  9       The Share Price of The Portfolio . 16
          FUND INFORMATION                 Investment Limitations............ 12       General Information .............. 16
Investment Objective..............  5      Management of the Portfolio ...... 12       Shareholder Guide ................ 18
Investment Policies...............  5      Investment Adviser ............... 13


--------------------------------------------------------------------------------


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

PORTFOLIO
EXPENSES The following tables illustrate ALL expenses and fees that you would incur as a shareholder of the Total Bond Market Portfolio Institutional shares and Total Bond Market Portfolio. The expenses and fees set forth in the table are for the 1997 fiscal year.



                                                                               TOTAL BOND MARKET
                                                                                   PORTFOLIO         TOTAL BOND MARKET
                                     SHAREHOLDER TRANSACTION EXPENSES         INSTITUTIONAL SHARES       PORTFOLIO
                               ---------------------------------------------------------------------------------------
                               Sales Load Imposed on Purchases*.............      None                  None
                               Sales Load Imposed on Reinvested Dividends...      None                  None
                               Redemption Fees**............................      None                  None
                               Exchange Fees................................      None                  None



                       * The Portfolio reserves the right to deduct a portfolio
                         transaction fee of 0.18%, payable directly to the Portfolio, from purchases of a size that is reasonably deemed to be disruptive to efficient portfolio management. See text below.


                      ** Wire redemptions of less than $5,000 are subject to a
                         $5 processing fee.



                                      ANNUAL FUND OPERATING EXPENSES
                               ---------------------------------------------------------------------------------------
                               Management & Administrative Expenses.........     0.05%                 0.14%
                               Investment Advisory Fees.....................      0.01                  0.01
                               12b-1 Fees...................................      None                  None
                               Other Expenses
                                   Distribution Costs.......................      0.03                  0.03
                                   Miscellaneous Expenses...................      0.01                  0.02
                               Total Other Expenses.........................      0.04                  0.05
                                        TOTAL OPERATING EXPENSES............     0.10%                 0.20%
                                                                              ==============         =============



                      The purpose of these tables is to assist you in understanding the various costs and expenses that an investor in the Portfolio would bear directly or indirectly.



TRANSACTION FEE       The Portfolio reserves the right to deduct a portfolio
                      transaction fee from purchases of the shares of the Portfolio. Fees will not be charged on any investment where the aggregate balance is expected to be less than $50 million. Fees may be charged on the entire lump-sum purchase for transactions that exceed or are expected to exceed $50 million over the next twelve months if such purchases are reasonably deemed to be disruptive to efficient portfolio management. Lump-sum purchases over $50 million may be considered disruptive, for example, if the portfolio manager incurs significant transaction costs in purchasing portfolio securities needed to match the investment performance of the benchmark index. If such purchases can be offset by redemptions of shares by other shareholders, such fee may be waived or reduced. A prospective investor may determine whether a fee will be charged by calling his/her Institutional Investor Service
                      Representative in advance of his/her purchase. The fee, if imposed, will be 0.18% of the purchase. The fee is based on the portfolio manager's estimate of transaction costs, which depends on the types of securities in which the Portfolio invests.


                      The following example illustrates the expenses that you would incur on a $1,000 investment over various periods, assuming (1) a 5% annual rate of return and

                      (2) redemption at the end of each period. As noted in the table on page 2, the Portfolio charges no redemption fees of any kind.



                                                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                                           ------   -------   -------   --------
                               Total Bond Market
                                 Portfolio -- Institutional Shares.......   $ 1       $ 3       $ 6       $13
                               Total Bond Market Portfolio...............   $ 2       $ 6       $11       $26


                      THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.
--------------------------------------------------------------------------------


FINANCIAL
HIGHLIGHTS            The following financial highlights for a share outstanding throughout each period presented have been derived from financial statements which were audited by Price
                      Waterhouse LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements appearing in the Fund's 1997 financial statements and notes thereto, which, together with the remaining portions of the Fund's
                      1997 Annual Report to Shareholders, are incorporated by reference in the Statement of Additional Information and this Prospectus, and which appear, along with the report of Price Waterhouse LLP, in the Fund's 1997 Annual Report to Shareholders. For a more complete discussion of the Fund's performance, please see the Fund's 1997 Annual
                      Report, which may be obtained without charge by writing to the Fund or by calling our Investor Information Department at 1-800-662-7447.

                             ---------------------------------------------------
                              TOTAL BOND MARKET PORTFOLIO -- INSTITUTIONAL CLASS
                             ---------------------------------------------------


                                                                                           YEAR ENDED
                                                                                          DECEMBER 31,     SEPT. 18, 1995+ TO
                                                                                          1997     1996      DEC. 31, 1995
                               ----------------------------------------------------------------------------------------------
                               NET ASSET VALUE, BEGINNING OF PERIOD....................  $ 9.84   $10.14         $ 9.87
                                                                                         ------   ------   ------------
                               INVESTMENT OPERATIONS
                                 Net Investment Income.................................    .655     .650           .174
                                 Net Realized and Unrealized Gain (Loss) on
                                   Investments.........................................    .250    (.300)          .270
                                                                                         ------   ------   ------------
                                       TOTAL FROM INVESTMENT OPERATIONS................    .905     .350           .444
                               ----------------------------------------------------------------------------------------------
                               DISTRIBUTIONS
                                 Dividends from Net Investment Income..................   (.655)   (.650)         (.174)
                                 Dividends from Realized Capital Gains.................      --       --             --
                                                                                         ------   ------   ------------
                                       TOTAL DISTRIBUTIONS.............................   (.655)   (.650)         (.174)
                               ----------------------------------------------------------------------------------------------
                               NET ASSET VALUE, END OF PERIOD..........................  $10.09   $ 9.84         $10.14
                               ==============================================================================================
                               TOTAL RETURN............................................    9.55%    3.68%          4.53%
                               ==============================================================================================
                               RATIOS/SUPPLEMENTAL DATA
                               Net Assets, End of Period (Millions)....................  $1,628   $1,024            $413
                               Ratio of Total Expenses on Average Net Assets...........    0.10%    0.10%          0.10%*
                               Ratio of Net Investment Income to Average Net Assets....    6.64%    6.66%          6.48%*
                               Portfolio Turnover Rate.................................      39%      39%            36%


                               * Annualized.
                               + Commencement of operations.

                                      -------------------------------------------------------------------------------------------
                                                                      TOTAL BOND MARKET PORTFOLIO
                                      -------------------------------------------------------------------------------------------
                                                                        YEAR ENDED DECEMBER 31,
                                      -------------------------------------------------------------------------------------------
                                       1997     1996     1995     1994     1993     1992     1991     1990     1989     1988
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD............................  $ 9.84   $10.14   $ 9.17   $10.06   $ 9.88   $ 9.99   $ 9.41   $ 9.44   $ 9.05   $ 9.20
                                      ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
INVESTMENT OPERATIONS
  Net Investment Income.............    .645     .640     .650     .622     .638     .699     .766     .796     .797     .807
  Net Realized and Unrealized
    Gain (Loss) on Investments......    .250    (.300)    .970    (.888)    .300    (.018)    .605    (.030)    .390    (.150)
                                      ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
      TOTAL FROM INVESTMENT
        OPERATIONS..................    .895     .340    1.620    (.266)    .938     .681    1.371     .766    1.187     .657
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment
    Income..........................   (.645)   (.640)   (.650)   (.622)   (.638)   (.699)   (.766)   (.796)   (.797)   (.807)
  Distributions from Realized
    Capital Gains...................      --       --    (.002)   (.120)   (.092)   (.025)      --       --       --       --
                                      ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
      TOTAL DISTRIBUTIONS...........   (.645)   (.640)   (.650)   (.624)   (.758)   (.791)   (.791)   (.796)   (.797)   (.807)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD......  $10.09   $ 9.84   $10.14   $ 9.17   $10.06   $ 9.88   $ 9.99   $ 9.41   $ 9.44   $ 9.05
=================================================================================================================================
TOTAL RETURN (1)....................    9.44%    3.58%   18.18%   (2.66)%   9.68%    7.14%   15.25%    8.65%   13.65%    7.35%
=================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period
  (Millions)........................  $5,129   $2,962   $2,405   $1,731   $1,540   $1,066     $849     $277     $139      $58
Ratio of Total Expenses to Average
  Net Assets........................    0.20%    0.20%    0.20%    0.18%    0.18%    0.20%    0.16%    0.21%    0.24%    0.30%
Ratio of Net Investment Income to
  Average Net Assets................    6.54%    6.54%    6.66%    6.57%    6.24%    7.06%    7.95%    8.60%    8.49%    8.84%
Portfolio Turnover Rate.............      39%      39%      36%      33%      50%      49%      31%      29%      33%      21%


(1) Total return figures do not reflect the annual account maintenance fee of $10 (charged to individual investors).
--------------------------------------------------------------------------------

YIELD AND
TOTAL RETURN          From time to time the Portfolio may advertise its yield
                      and total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance. The "total return" of a Portfolio refers to the average annual compounded rates of return over one-, five- and ten-year periods or for the life of the Portfolio (as stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment, assuming the reinvestment of all dividend and capital gains distributions.

                      In accordance with industry guidelines set forth by the U.S. Securities and Exchange Commission, the "30-day yield" of a Portfolio is calculated by dividing the net investment income per share earned during a 30-day period by the net asset value per share on the last day of the period. Net investment income includes interest and dividend income earned on the Portfolio's securities; it is net of all expenses and all recurring and nonrecurring charges that have been applied to all shareholder accounts. The yield calculation assumes that the net investment income earned over 30 days is compounded monthly for six months and then annualized. Methods used to calculate advertised yields are standardized for all stock and bond mutual funds. However, these methods differ from the accounting methods used by the Portfolio to maintain its books and records, and so the advertised 30-day yield may not fully reflect the income paid to an investor's account.
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INVESTMENT
OBJECTIVE             The Institutional Shares are designed primarily for
                      institutional investors. The Total Bond Market Portfolio is a no-load, open-end diversified investment company designed as an "index" fund. The Portfolio invests in fixed-income securities with prescribed maturity and credit quality standards in order to match the investment performance of the Lehman Brothers Aggregate Bond Index
                      (the "Index"). The Index is a broad market-weighted index which encompasses U.S. Treasury and agency securities, corporate investment grade bonds, international
                      (dollar-denominated) investment grade bonds, and mortgage-backed securities. There is no assurance that the Portfolio will achieve its stated objective.

                      The investment objective of the Portfolio is fundamental and so cannot be changed without the approval of a majority of the Portfolio's shareholders.
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INVESTMENT
POLICIES
THE PORTFOLIO USES A
"PASSIVE" APPROACH
TO INVEST IN FIXED-
INCOME SECURITIES     The Portfolio is not managed according to traditional
                      methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial, and market analyses and investment judgment.
                      Instead, the Portfolio, utilizing a "passive" or "indexing" investment approach, will attempt to duplicate the investment performance of its benchmark index through statistical sampling procedures. The Portfolio will invest in a group of fixed-income securities selected from the Index which, when taken together, are expected to perform similarly to the Index as a whole. This sampling technique is expected to enable the Portfolio to track the dividend income and price movements of the Index, while minimizing brokerage, custodial and accounting costs. The Portfolio is managed without regard to tax ramifications.

                      The TOTAL BOND MARKET PORTFOLIO will invest in a portfolio of fixed-income securities selected to match the Lehman Brothers Aggregate Bond Index. The Index is a broad market-weighted index which encompasses four major classes of investment grade fixed-income securities in the United
                      States: U.S. Treasury and agency securities, corporate bonds, international (dollar-denominated) bonds, and mortgage-backed securities, with maturities greater than one year.


                      The Portfolio will invest 80% or more of its assets in securities included in the Index. As of December 31, 1997, the major classes of fixed-income securities represented the following proportions of the Index's total market value:



                                                                                               LEHMAN
                                                                                             AGGREGATE
                                                                                             BOND INDEX
                                                                                             ----------
                               U.S. Treasury and agency securities                                49%
                               Corporate bonds                                                    17%
                               International (dollar-denominated) bonds                            4%
                               Mortgage-backed securities                                         30%
                               Dollar-weighted average maturity (Years)                       8.7 yrs

                      The Portfolio may, from time to time, substitute one type of investment grade bond for another. For instance, the Portfolio may hold more short-term corporate bonds (fewer short-term U.S. Treasury bonds) than represented in the Index so as to increase income. This corporate substitution strategy will entail the assumption of additional credit risk; however, substantial diversification within the corporate sector should moderate issue-specific credit risk. In addition, current investment policy restricts corporate substitutions to issues with less than 4 years remaining to maturity and in aggregate no more than 15% of net assets. Overall, credit risk is expected to be very low.


                      Fixed-income securities will be primarily of investment grade quality -- i.e., those rated at least Baa3 by Moody's Investors Service, Inc. or BBB- by Standard & Poor's Corporation. Securities rated Baa or BBB are considered as medium grade obligations. Interest payments and principal are regarded as adequate for the present but certain protective elements found in higher rated bonds may be lacking. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

                      In its effort to duplicate the investment performance of the Index, the Portfolio will invest in fixed-income securities approximating its relative proportion of the Index's total market value. For the Total Bond Market Portfolio, these investments will include U.S. Treasury and agency securities, mortgage-backed securities and corporate and international (dollar-denominated) bonds. The Portfolio may invest in U.S. Treasury bills, notes and bonds and other "full faith and credit" obligations of the U.S. Government. The Portfolio may also invest in U.S. Government agency securities, which are debt obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government. Such "agency" securities may not be backed by the "full faith and credit" of the U.S. Government. Such U.S. Government agencies may include the Federal Farm Credit Banks, the Resolution Trust Corporation and the Government National Mortgage Association. Even though they all carry top (AAA) credit ratings, "agency" obligations are not explicitly guaranteed by the U.S. Government and so are perceived as somewhat riskier than comparable Treasury bonds.

                      The Portfolio may also invest up to 20% of its assets in short-term money market instruments, and may invest in bond (interest rate) futures contracts and options to a limited extent. Such securities will be held only to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions, or to minimize trading costs. The Portfolio will not invest in such securities as part of a temporary defensive strategy (such as altering the aggregate maturity of the Portfolio) to protect the Fund against potential bond market declines. The Portfolio intends to remain fully invested, to the extent practicable, in a pool of securities which will duplicate the investment characteristics of the benchmark index. See "Implementation of Policies" for a description of other investment practices of the Portfolio.

                      The Portfolio is responsible for voting the shares of all securities it holds.

                      These investment policies are not fundamental and so may be changed by the Board of Directors without shareholder approval. However, shareholders would be notified prior to any material change in investment policies.
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INVESTMENT
RISKS As a mutual fund investing primarily in fixed-income securities, the Portfolio is subject to interest rate, income, call and credit risks. Since the Total Bond Market Portfolio also invests in mortgage-backed securities, the Portfolio is also subject to prepayment risk.

THE PORTFOLIO IS
SUBJECT TO INTEREST
RATE RISK             INTEREST RATE RISK is the potential for fluctuations in
                      bond prices due to changing interest rates. As a rule, bond prices vary inversely with interest rates. If interest rates rise, bond prices generally decline; if interest rates fall, bond prices generally rise. In addition, for a given change in interest rates, longer-maturity bonds fluctuate more in price than shorter-maturity bonds. To compensate investors for these larger fluctuations, longer-maturity bonds usually offer higher yields than shorter-maturity bonds, other factors, including credit quality, being equal.

                      These basic principles of bond prices also apply to U.S. Government securities. A security backed by the "full faith and credit" of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change.

                      The TOTAL BOND MARKET PORTFOLIO maintains an intermediate-term dollar-weighted average maturity, and is therefore subject to a moderate to high level of interest rate risk. As an illustration of interest rate risk, the chart below depicts the effect of a two percentage point change in interest rates on three bonds of varying maturities:

                        PERCENTAGE CHANGE IN PRICE OF A PAR BOND YIELDING 7.5%

                      ----------------------------------------------------------


                                                                    2 PERCENTAGE POINT   2 PERCENTAGE POINT
                                                                       INCREASE IN          DECREASE IN
                                         STATED MATURITY              INTEREST RATES       INTEREST RATES
                               -------------------------------      ------------------   ------------------
                               Short-Term (2.5 years)                     - 4.4%               + 4.6%
                               Intermediate-Term (10 years)               -12.7%               +15.2%
                               Long-Term (20 years)                       -17.8%               +24.1%


                      This chart is intended to provide you with guidelines for determining the degree of interest rate risk you may be willing to assume. The yield and price changes shown should not be taken as representative of the Portfolio's current or future yield or expected changes in the Portfolio's share price.

THE PORTFOLIO IS
SUBJECT TO INCOME
RISK INCOME RISK is the potential for a decline in the Portfolio's income due to falling market interest rates.

THE PORTFOLIO
IS SUBJECT TO
PREPAYMENT RISK       As a mutual fund investing a portion of its assets in
                      mortgage-backed securities (see chart on page 5), the Total Bond Market Portfolio is subject to prepayment risk to a limited extent. PREPAYMENT RISK is the possibility that, during periods of declining interest rates, the principal invested in high-yielding mortgage-backed securities will be repaid earlier than scheduled, and the Portfolio will be forced to reinvest the unanticipated payments at generally lower interest rates.

                      Prepayment risk has two important effects on the Portfolio. First, when interest rates fall and principal prepayments are reinvested at lower interest rates, the income that the Portfolio derives from mortgage-backed securities is reduced. Second, like other fixed-income securities, mortgage-backed securities generally decline in price when interest rates rise. However, because of prepayment risk, mortgage-backed securities (and thus in part the share price of the Portfolio and the value of the Index) will not enjoy as large a gain in market value as ordinary bonds when interest rates fall. In part to compensate for prepayment risk, mortgage-backed securities generally offer higher yields than bonds of comparable credit quality and maturity.

CREDIT RISK IS
EXPECTED TO BE LOW    CREDIT RISK is the possibility that an issuer of
                      securities held by the Portfolio will be unable to make payments of either interest or principal. The credit risk of the Portfolio is a function of the credit quality of its underlying securities.


                      The credit quality of the Portfolio is expected to be very high, and thus credit risk should be low. As of December 31, 1997, the average quality, as rated by Moody's Investors Service, Inc., was Aaa for the Aggregate Bond Index.


                      To a limited extent, the Portfolio is also exposed to EVENT RISK, the possibility that corporate fixed-income securities held by the Portfolio may suffer a substantial decline in credit quality and market value due to a corporate restructuring. Corporate restructurings, such as mergers, leveraged buyouts, takeovers or similar events, are often financed by a significant expansion of corporate debt. As a result of the added debt burden, the credit quality and market value of a firm's existing debt securities may decline significantly. While event risk may be high for certain corporate and international (dollar-denominated) securities held by the Portfolio, event risk for the Portfolio in the aggregate should be low because of the Portfolio's diversified holdings and the small percentage of the Portfolio's assets invested in these securities.

                      The corporate substitution strategy will increase credit risk somewhat, as short-term investment grade corporate bonds are substituted for U.S. Treasury bonds and notes; however, owing to the diversified nature of the Portfolio, and policies limiting the maturity and maximum amount of substitutions, the overall credit and event risk of the Portfolio is expected to be low.

NO CURRENCY RISK
IN THE PORTFOLIO
                      While the Aggregate Bond Index does have limited exposure to international bonds, there is no currency risk associated with the investments since they are all dollar-denominated.
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WHO SHOULD
INVEST
INVESTORS SEEKING TO
PARTICIPATE IN THE
"BOND MARKET"
AS A WHOLE            The Portfolio is designed for individual and institutional investors seeking well-diversified, low-cost ways to participate in the U.S. fixed-income markets. The
                      Portfolio will be essentially fully invested at all times.
                      Because the Total Bond Market Portfolio will represent all major sectors of the investment grade fixed-income securities market, the Portfolio is a suitable vehicle for those investors seeking ownership in the "bond market" as a whole, without regard to particular sectors. The
                      Portfolio concentrates on bonds of various maturities.
                      Because of the risks associated with bond investments, the Portfolio is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term bond market movements. Investors seeking to temporarily (less than two years) gain broad bond market exposure at a low cost can generate excessive transaction costs resulting in a risk of poor index tracking.

                      As with all longer-term, fixed-income investments, the share price of the Total Bond Market Portfolio will vary. Credit risk should be minimal for the Portfolio. The investment risks are described on page 7.

                      The Portfolio is also suitable for those investors with existing common stock holdings who are seeking a complementary fixed-income investment to create a more balanced asset mix. Because of potential share price fluctuations, the Portfolio may be inappropriate for investors who have short-term objectives or who require stability of principal.
--------------------------------------------------------------------------------

IMPLEMENTATION
OF POLICIES           The Portfolio follows a variety of investment practices in an effort to duplicate the total return of its benchmark index.


THE PORTFOLIO INVESTS
IN FIXED INCOME
SECURITIES            The Portfolio will invest at least 80% or more of its
                      assets in securities included in its benchmark Index. The
                      Index measures the total investment return (capital change plus income) provided by a universe of fixed-income securities with maturities greater than one year, weighted by the market value outstanding of each security. The securities included in the Index generally meet the following criteria, as defined by Lehman Brothers: an outstanding market value of at least $100 million; and investment grade quality -- i.e., rated a minimum of Baa3 by Moody's Investors Service, Inc. If a security held in the Fund's portfolio is downgraded to a rating below these minimum standards, the Fund may continue to hold it until such time as the adviser deems it most advantageous to dispose of the security.


THE PORTFOLIO USES A
"SAMPLING" TECHNIQUE  The Portfolio will be unable to hold all of the individual issues which comprise the Index because of the large number of securities involved. Instead, the Portfolio will hold a representative sample of the securities in its benchmark index, selecting a few issues to represent entire "classes" or types of securities in the Index. The Portfolio will be constructed so as to approximately match the composition of its benchmark index as described on page 5 after adjusting for the corporate substitution policy described on page 6.

                      At the broadest level, and adjusted for the corporate substitution strategy, the Portfolio will seek to hold securities which reflect the weighting of the major asset classes in its benchmark index. These classes include U.S. Treasury and agency securities, corporate bonds, and mortgage-backed securities. If U.S. Treasury and agency securities represent approximately 60% of the Index's interest rate risk, then approximately 60% of the Portfolio's interest rate risk will come from such securities. Similarly, if corporate bonds represent 20% of the interest rate risk of the Index, then they will represent approximately 20% of the interest rate risk of the Portfolio.


                      Such a sampling technique is expected to be an effective means of substantially duplicating the income and capital returns provided by the Index. Over time, the correlation between the performance of the Portfolio and the Index is expected to be 0.95 or higher. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the net asset value of the Portfolio, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the Index. The performance and structure of the Portfolio versus that of the Index is monitored regularly. If significant structural mismatches develop, the Portfolio is rebalanced to bring it in line with the Index.


THE PORTFOLIO
MAY INVEST IN
MORTGAGE-BACKED
SECURITIES            As part of its effort to duplicate the investment
                      performance of its Index, the Portfolio may invest in mortgage-backed securities. Mortgage-backed securities represent an interest in an underlying pool of mortgages.
                      Unlike ordinary fixed-income securities, which generally pay a fixed rate of interest and return principal upon maturity, mortgage-backed securities repay both interest income and principal as part of their periodic payments.
                      Because the mortgages underlying mortgage-backed certificates can be prepaid at any time by homeowners or corporate borrowers, mortgage-backed securities give rise to certain unique "prepayment" risks. See "Investment
                      Risks."

                      The Total Bond Market Portfolio may purchase mortgage-backed securities issued by the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), the Federal National Mortgage Association (FNMA), and the Federal Housing Authority (FHA). GNMA securities are guaranteed by the U.S. Government as to the timely payment of principal and interest; securities from other Government-sponsored entities are generally not secured by an explicit pledge of the U.S. Government. The Portfolio may also invest in conventional mortgage securities, which are packaged by private corporations and are not guaranteed by the U.S. Government. Mortgage securities that are guaranteed by the U.S. Government are guaranteed only as to the timely payment of principal and interest. The market value of such securities is not guaranteed and may fluctuate.

THE PORTFOLIO MAY
INVEST IN SHORT-TERM
MONEY MARKET
INSTRUMENTS           Although the Portfolio normally seeks to remain
                      substantially fully invested in securities in the Index, the Portfolio may invest temporarily in certain short-term money market instruments. Such securities may be used to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. These securities include:
                      obligations of the United States Government and its agencies or instrumentalities; commercial paper, bank certificates of deposit, and bankers' acceptances; and repurchase agreements collateralized by these securities.

THE PORTFOLIO MAY
LEND ITS SECURITIES   The Portfolio may lend its investment securities to
                      qualified institutional investors for either short-term or long-term purposes of realizing additional income. Loans of securities by a Portfolio will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. Government or its agencies. The collateral will equal at least 100% of the current market value of the loaned securities.

PORTFOLIO TURNOVER
IS NOT EXPECTED TO
EXCEED 50%            Although it generally seeks to invest for the long term,
                      the Portfolio retains the right to sell securities irrespective of how long they have been held. It is anticipated that the annual portfolio turnover of the Portfolio will not exceed 50%. A turnover rate of 50% would occur, for example, if one half of the securities of the Portfolio were replaced within one year. A portfolio turnover rate of 100% may be considered high for a bond index fund and would result in additional expenses.

DERIVATIVE
INVESTING             Derivatives are instruments whose values are linked to or
                      derived from an underlying security or index. The most common and conventional types of derivative securities are futures and options.

THE PORTFOLIO MAY
INVEST IN DERIVATIVE
SECURITIES            The Portfolio may invest in futures contracts and options, but only to a limited extent. Specifically, the Portfolio may enter into futures contracts provided that not more than 5% of its assets are required as a futures contract deposit; in addition, the Portfolio may enter into futures contracts and options transactions only to the extent that obligations under such contracts or transactions represent not more than 20% of the Portfolio's assets.

                      Futures contracts and options may be used for several common fund management strategies: to maintain cash reserves while simulating full investment, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a specific futures contract is priced more attractively than other futures contracts or the underlying security or index.

                      The Portfolio may use futures contracts for bona fide "hedging" purposes. In executing a hedge, a manager sells, for example, stock index futures to protect against a decline in the stock market. As such, if the market drops, the value of the futures position will rise, thereby offsetting the decline in value of the Portfolio's stock holdings.

                      The Portfolio may also invest in other conventional derivatives designed to replicate the risk/return characteristics of a conventional fixed income note or bond. Such derivatives would be managed, in both structure and concentration, to adhere to the Fund's investment policy restrictions as to market and credit risk.


THE PORTFOLIO MAY
INVEST IN CMOS        The Portfolio may invest in a relatively conservative
                      class of collateralized mortgage obligations (CMOs) which feature a high degree of cash flow predictability and less vulnerability to mortgage prepayment risk. To reduce credit risk, Vanguard purchases these less risky classes of collateralized mortgage obligations issued only by agencies of the U.S. Government or privately-issued collateralized mortgage obligations that carry high-quality investment-grade ratings.



FUTURES CONTRACTS
AND OPTIONS POSE
CERTAIN RISKS         The primary risks associated with the use of futures
                      contracts and options are: (i) imperfect correlation between the change in market value of the bonds held by a Portfolio and the prices of futures contracts and options, and (ii) possible lack of the liquid secondary market for a futures contract and the resulting inability to close a futures position prior to its maturity date. The risk of imperfect correlation will be minimized by investing in those contracts whose price fluctuations are expected to resemble those of the Portfolio's underlying securities.
                      The risk that the Portfolio will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

                      The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (or gain) to the investor. When investing in futures contracts, the Portfolio will segregate cash or other liquid portfolio securities in the amount of the underlying obligation.
--------------------------------------------------------------------------------


INVESTMENT
LIMITATIONS
THE PORTFOLIO HAS
ADOPTED CERTAIN
FUNDAMENTAL
LIMITATIONS           The Portfolio has adopted limitations on some of its
                      investment policies. Some of those limitations are that the Portfolio will not:


                      (a) invest more than 5% of its assets in the securities of any single issuer except obligations of the United States Government or government agencies;
                      (b) purchase more than 5% of the voting securities of any
                          issuer;

                      (c) borrow money, except from banks for temporary or
                          emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, in an amount not exceeding of 15% of the value of the Portfolio's net assets (including the amount borrowed and the value of any outstanding reverse repurchase agreements) at the time the borrowing is made. Whenever borrowings exceed 5% of the value of the Portfolio's net assets, the Portfolio will not make any additional investments;

                      (d) pledge, mortgage or hypothecate its assets to an
                          extent greater than 5% of the value of its total assets; and
                      (e) invest more than 25% of its assets in any one
                          industry.


                      A complete list of the Portfolio's investment limitations can be found in the Statement of Additional Information. These limitations are fundamental and may be changed only by approval of a majority of the Portfolio's shareholders.

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MANAGEMENT
OF THE PORTFOLIO
VANGUARD ADMINISTERS
AND DISTRIBUTES THE
PORTFOLIO             The Portfolio is a member of The Vanguard Group of
                      Investment Companies, a family of more than 30 investment companies with more than 95 distinct portfolios and total assets in excess of $350 billion. Through their jointly-owned subsidiary, The Vanguard Group, Inc.
                      ("Vanguard"), the Fund and the other funds in the Group obtain at cost virtually all of their corporate management, administrative, shareholder accounting and distribution services. Vanguard also provides investment advisory services on an at-cost basis to certain Vanguard funds. As a result of Vanguard's unique corporate structure, the Vanguard funds have costs substantially lower than those of most competing mutual funds. In 1997, the average expense ratio (annual costs including advisory fees divided by total net assets) for the Vanguard funds amounted to approximately .28% compared to an average of 1.24% for the mutual fund industry (data provided by Lipper Analytical Services).

                      The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Directors. The Directors set broad policies for the Fund and choose its Officers. A list of the Directors and Officers of the Fund and a statement of their present positions and principal occupations during the past five years can be found in the Statement of Additional Information.

                      Vanguard employs a supporting staff of management and administrative personnel to provide the requisite services to the funds and also furnishes the funds with necessary office space, furnishings and equipment. Each fund pays its share of Vanguard's net expenses, which are allocated among the funds under methods approved by the Board of Directors (Trustees) of each fund. In addition, each fund bears its own direct expenses, such as legal, auditing and custodian fees.

                      Vanguard also provides distribution and marketing services to the Vanguard funds. The funds are available on a no-load basis (i.e., there are no sales commissions or 12b-1 fees). However, each fund bears its share of the Group's distribution costs.
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INVESTMENT
ADVISER
VANGUARD MANAGES
THE FUND'S
INVESTMENTS           The Portfolio receives all investment advisory services
                      from Vanguard's Fixed Income Group. The Fixed Income Group provides investment advisory services to more than 40
                      Vanguard money market and bond portfolios, both taxable and tax-exempt. Total assets under management by Vanguard's Fixed Income Group were more than $100 billion as of December 31, 1997. The Portfolio is not actively managed, but is instead administered by the Fixed Income
                      Group using computerized, quantitative techniques. The
                      Fixed Income Group is supervised by the Officers of the Fund. Ian A. MacKinnon, Senior Vice President of Vanguard, has been in charge of the Group since its inception in 1981.


                      Mr. MacKinnon is responsible for setting the broad investment strategies employed by the Fund, and for overseeing the portfolio manager who implements these strategies on a day-to-day basis.

                      The Fund's portfolio manager is Kenneth E. Volpert, a Principal of Vanguard, who also serves as portfolio manager of the Vanguard Variable Insurance Fund -- High-Grade Bond Portfolio and the bond portion of the Vanguard Balanced Index Fund. Mr. Volpert began managing the Vanguard Bond Index Fund in December, 1992. For six years prior to joining Vanguard, Mr. Volpert was associated with Mellon Bond Associates.

                      The Fixed Income Group places all orders for purchases and sales of portfolio securities. Purchases of portfolio securities are made either directly from the issuer or from securities dealers. The Fixed Income Group may sell portfolio securities prior to their maturity if circumstances and considerations warrant and if it believes such dispositions advisable. The Group seeks to obtain the best available net price and most favorable execution for all portfolio transactions. When the Portfolio purchases a newly issued security at a fixed price, the Group may designate certain members of the underwriting syndicate to receive compensation associated with that transaction. Certain dealers have agreed to rebate a portion of such compensation directly to the Portfolio to offset its management expenses.
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PERFORMANCE
RECORD The tables in this section provide investment results for the Total Bond Market, Short-Term Bond, Intermediate-Term Bond and Long-Term Bond Portfolios for several periods throughout the Fund's lifetime. The results shown represent "total return" investment performance, which assumes the reinvestment of all capital gains and income dividends for the indicated periods. Also included is comparative information with respect to the unmanaged Aggregate Bond Index described on page 5, the Consumer Price Index, a statistical measure of changes in the prices of goods and services, the Lehman Mutual Fund Short-Term (1-5) Government/ Corporate Bond Index, the Lehman Mutual Fund Intermediate (5-10) Government/ Corporate Bond Index, and the Lehman Long (10+) Government/Corporate Bond Index.



                      The results shown should not be considered a representation of the total return from an investment made in the Portfolio today. This information is provided to help investors better understand the Portfolio and may not provide a basis for comparison with other investments or mutual funds which use a different method to calculate performance.



                                   AVERAGE ANNUAL TOTAL RETURN FOR
                            VANGUARD BOND INDEX FUND -- TOTAL BOND MARKET
                                  PORTFOLIO -- INSTITUTIONAL SHARES



                               FISCAL PERIODS     TOTAL BOND      AGGREGATE     CONSUMER
                               ENDED 12/31/97  MARKET PORTFOLIO   BOND INDEX   PRICE INDEX
                               --------------  ----------------   ----------   -----------
                               1 Year                9.55%           9.65%        1.70%
                               Lifetime*             7.80            7.74         2.52



                      * September 18, 1995 to December 31, 1997.



                                   AVERAGE ANNUAL TOTAL RETURN FOR
                            VANGUARD BOND INDEX FUND -- TOTAL BOND MARKET
                                     PORTFOLIO -- INVESTOR SHARES



                               FISCAL PERIODS     TOTAL BOND      AGGREGATE     CONSUMER
                               ENDED 12/31/97  MARKET PORTFOLIO   BOND INDEX   PRICE INDEX
                               --------------  ----------------   ----------   -----------
                               1 Year                9.44%           9.65%        1.70%
                               3 Years              10.24           10.42         2.52
                               5 Years               7.42            7.48         2.60
                               10 Years              8.88            9.18         3.41
                               Lifetime*             8.09            8.51         3.51



                      * December 11, 1986 to December 31, 1997.

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DIVIDENDS,
CAPITAL GAINS
AND TAXES
THE PORTFOLIO PAYS
MONTHLY DIVIDENDS     Dividends consisting of virtually all of the ordinary
                      income of the Portfolio are declared daily and are payable to shareholders of record at the time of declaration. Such dividends are paid on the first business day of each month. Capital gains distributions, if any, are made annually. In addition, the Portfolio may occasionally be required to make supplemental dividend or capital gains distributions at some other time during the year.

                      The Portfolio's dividend and capital gains distributions may be reinvested in additional shares or received in cash. See "Choosing a Distribution Option" for a description of these distribution methods. Shareholders who choose to reinvest their dividend distributions will receive a quarterly (not monthly) confirmation statement.

                      Pursuant to the Internal Revenue Code, certain dividend and capital gains distributions declared by the Portfolio during December, if received by shareholders by January 31, are deemed to have been paid by the Portfolio and received by shareholders on December 31 of the prior year.

                      The Portfolio intends to continue to qualify for taxation as a "regulated investment company" under the Internal Revenue Code so that it will not be subject to federal income tax to the extent its income is distributed to shareholders. Dividends paid by the Portfolio from net investment income and net short-term capital gains, whether received in cash or reinvested in additional shares, will be taxable to shareholders as ordinary income. For corporate investors, dividends paid by the Portfolio from net investment income will generally not qualify for the intercorporate dividends-received deduction.


                      Distributions paid by the Portfolio from long-term capital gains, whether received in cash or reinvested in additional shares, are taxable as long-term capital gains, regardless of the length of time you have owned shares in the Portfolio. Long-term capital gains may be taxed at different rates depending on how long the Fund held the Securities. Capital gains distributions are made when the Portfolio realizes net capital gains on sales of portfolio securities during the year. Realized capital gains are not expected to be a significant or predictable part of investment return of the Portfolio.


                      The Portfolio will notify you annually as to the tax status of dividend and capital gains distributions paid by the Portfolio.

A CAPITAL GAIN OR
LOSS MAY BE REALIZED
UPON EXCHANGE
OR REDEMPTION         A sale of shares of the Portfolio is a taxable event and
                      may result in a capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares, or an exchange of shares between two mutual funds
                      (or two portfolios of a mutual fund).

                      Dividend distributions, capital gains distributions, and capital gains or losses from redemptions and exchanges may be subject to state and local taxes.

                      The Portfolio is required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations. You may avoid this withholding requirement by certifying on your Account Registration Form your Social Security or Taxpayer Identification Number and by certifying that you are not subject to backup withholding.

                      The Portfolio has obtained a Certificate of Authority to do business as a foreign corporation in Pennsylvania and does business and maintains an office in that state. In the opinion of counsel, the shares of the Portfolio are exempt from Pennsylvania personal property taxes.

                      The tax discussion set forth above is included for general information only. Prospective investors should consult their own tax advisers concerning the tax consequences of an investment in the Portfolio.
--------------------------------------------------------------------------------


THE SHARE PRICE OF
THE PORTFOLIO         The Total Bond Market Portfolio's share price, or "net
                      asset value" per share, is calculated by dividing the net assets attributed to each share class by the total number of shares outstanding for that share class. The net asset value is determined as of the close of trading on the New
                      York Stock Exchange (the "Exchange"), generally 4:00 p.m.
                      Eastern time on each day that the Exchange is open for trading.



                      Short term instruments (those with remaining maturities of 60 days or less) may be valued at cost, plus or minus any amortized discount or premium, which approximates market value.



                      Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service may be determined without regard to bid or last sale prices of each security, but take into account institutional-size transactions in similar groups of securities as well as any developments related to specific securities.



                      Other assets and securities for which no quotations are readily available or which are restricted as to sale (or resale) are valued by such methods as the Board of Directors deems in good faith to reflect fair value.



                      The share price for each Portfolio can be found daily in the mutual fund listings of most major newspapers under the heading of Vanguard Funds.

--------------------------------------------------------------------------------


GENERAL
INFORMATION           The Total Bond Market Portfolio Institutional Shares is a
                      class of shares offered by the Vanguard Bond Index Fund, Inc., a Maryland Corporation. The Articles of
                      Incorporation permit the Directors to issue 2,000,000,000 shares of common stock, with a $.001 par value. The Board of Directors has the power to designate one or more
                      Portfolios and classes of shares of common stock of such portfolios and to classify or reclassify any unissued shares with respect to such portfolios and classes.
                      Currently the Fund is offering shares of four series. The
                      Total Bond Market Portfolio offers two separate classes of shares; the Total Bond Market Portfolio Investor Shares which is open to investors with a minimum investment of $3,000, and the Total Bond Market Portfolio Institutional
                      Shares which are designed for investors who meet certain administrative criteria and a minimum initial investment of $10 million.


                      The shares of the Portfolio are fully paid and non-assessable; have no preference as to conversion, exchange, dividends, retirement or other features; and have no pre-emptive rights. Such shares have non-cumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they so choose.

                      Annual meetings of shareholders will not be held except as required by the Investment Company Act of 1940 and other applicable law. An annual meeting will be held to vote on the removal of a Director or Directors of the Fund if requested in writing by the holders of not less than 10% of the outstanding shares of the Fund.

                      All securities and cash for the Total Bond Market Portfolio are held by Chase Manhattan Bank, New York, NY. CoreStates Bank, N.A., Philadelphia, PA, holds daily cash balances that are used by the Fund's Portfolios to invest in repurchase agreements or securities acquired in these transactions. The Vanguard Group, Inc., Valley Forge, PA, serves as the Fund's Transfer and Dividend Disbursing Agent. Price Waterhouse LLP, serves as independent accountants for the Fund and will audit its financial statements annually. The Fund is not involved in any litigation.
--------------------------------------------------------------------------------

                               SHAREHOLDER GUIDE

OPENING AN
ACCOUNT AND
PURCHASING
SHARES To open a new account, complete an Account Registration Form and mail it to:


                                THE VANGUARD GROUP
                                VANGUARD TOTAL BOND MARKET PORTFOLIO INSTITUTIONAL SHARES
                                ATTN: INSTITUTIONAL INVESTOR SERVICES
                                P.O. BOX 1472
                                VALLEY FORGE, PA 19482



                      For express or registered mail, send your registration form to: The Vanguard Group, Vanguard Total Bond Market Portfolio Institutional Shares, Attn: Institutional Investor Services, 100 Vanguard Boulevard, Malvern, PA 19355.


                      Once the account has been opened, Vanguard will assign an Institutional Investor Services Representative for future account transactions.

                      Shares of the Portfolio may be purchased by Federal Funds wire. The minimum initial investment for the Portfolio is $10 million. Please contact your Institutional Investor Services Representative or call the Vanguard Group at 1-800-523-8066 to notify the Portfolio of the intended investment and to receive an account number. Wiring instructions are provided below.

                      Because of the risks associated with bond investments, the Portfolio is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term bond market movements. Excessive trading results in higher transaction costs paid for by the remaining shareholders. Consequently, the Fund reserves the right to assess a transaction fee (payable to the Portfolio) or to reject any specific purchase (and exchange purchase) request. Shareholders subject to any transaction fee will be notified by the Fund. The Fund also reserves the right to suspend the offering of shares for a period of time.

                      The Portfolio's shares are purchased at the next-determined net asset value after your investment has been received. See "When Your Account Will be Credited". The Fund is offered on a no-load basis (i.e., there are no sales commissions or 12b-1 fees).

IMPORTANT NOTE
ON EXPENSES           The Portfolio reserves the right to deduct a portfolio
                      transaction fee of 0.18% of the entire purchase from purchases of the shares of the Portfolio which exceed or are expected to exceed $50 million if such purchases are reasonably deemed to be disruptive to efficient portfolio management. The fee will be paid to the Portfolio to offset transaction costs of buying securities. The fee is not paid to Vanguard and is not a sales charge. Purchasers of shares of the Portfolio may determine whether a fee will be charged by calling their Institutional Investor
                      Service Representative in advance of their purchase.

                                NEW ACCOUNT                      EXISTING ACCOUNTS
ADDITIONAL                      Please contact your Institu-     Additional investments may be made at any time by
INVESTMENTS                     tional Investor Services         wiring monies to Vanguard. To ensure prompt
                                Representative                   investment, please notify your Institutional In-
                                                                 vestor Services Representative in advance of the
                                                                 wire.



                                ------------------------------------------------------------------------------------
PURCHASING BY WIRE                              CORESTATES BANK, N.A.
Money should be                                 ABA 031000011
wired to:                                       CORESTATES NO. 0101 9897
                                                ATTN: VANGUARD
BEFORE WIRING                                   VANGUARD BOND INDEX FUND
Please contact your                             TOTAL BOND MARKET PORTFOLIO INSTITUTIONAL SHARES
Institutional Investor                          ACCOUNT NUMBER
Services Representative                         ACCOUNT REGISTRATION


                      To assure proper receipt, please be sure your bank includes the name of the Portfolio, the account number Vanguard has assigned to you and the eight-digit CoreStates number. If you are opening a new account, please complete the Account Registration Form and mail it to the "New Account" address above after completing your wire arrangement. NOTE: Federal Funds wire purchase orders will be accepted only when the Fund and Custodian Bank are open for business.

PURCHASING BY
EXCHANGE (FROM A
VANGUARD ACCOUNT)     Purchases may also be made by exchange from an existing
                      Vanguard Fund account. However, the Portfolio reserves the right to refuse any exchange purchase request. Please call your Institutional Investor Services Representative or call Participant Services at 1-800-523-8066 for more information.

DIVIDEND
DISTRIBUTIONS
                      Dividend distributions paid by the Portfolio will be automatically reinvested in additional Portfolio shares. A cash dividend option is also available from the Portfolio. Please contact your Institutional Investor Services Representative for further information.

CERTIFICATES
                      Share certificates will not be issued for the Portfolio.


ELECTRONIC
PROSPECTUS
DELIVERY
                      You may receive a prospectus for the Fund or any of the Vanguard Funds in an electronic format through Vanguard's website at www.vanguard.com. For additional information please see "Other Vanguard Services -- Computer Access."

--------------------------------------------------------------------------------

DIVIDEND AND
TRADE DATE POLICY     Investments will qualify for dividends on the date of
                      purchase under the following conditions:

                      - FOR INVESTMENTS OF $5 MILLION OR MORE: The Portfolio
                        must be notified of the intended purchase by 4:00 p.m. (Eastern time) on the prior business day and the Federal Funds wire must be received by Vanguard by 4:00 p.m. (Eastern time) on the day of purchase.

                      - FOR INVESTMENTS OF LESS THAN $5 MILLION: The Portfolio
                        must be notified of the intended purchase by 10:45 a.m. (Eastern time) on the day of purchase and the Federal Funds wire must be received by 4:00 p.m. (Eastern time).

                      Generally, if these requirements are not met, an investment will begin to earn dividends on the business day following receipt of a Federal Funds wire.


WHEN YOUR ACCOUNT
WILL BE CREDITED      The trade date, the day on which an account is credited,
                      is generally the day on which the Portfolio receives an investment in the form of Federal Funds. For purchases by Federal Funds wire or by exchange, the Portfolio is credited immediately with Federal Funds. If a purchase by Federal Funds wire or exchange is received by the close of trading on the New York Stock Exchange (the "Exchange"), generally 4:00 p.m. Eastern time, the trade date is the day of receipt. If a purchase is received after the close of the Exchange, the trade date is the business day following the receipt of the wire or exchange.


                      The Portfolio reserves the right to suspend the offering of shares for a period of time. The Portfolio also reserves the right to reject any specific purchase request.
--------------------------------------------------------------------------------

SELLING SHARES
WIRE PROCEEDS         Any portion of an account may be withdrawn by contacting
                      your Institutional Investor Services Representative. The redemption proceeds will be wired to the bank account indicated on the Account Registration Form on the business day following receipt of a request.

                      For a redemption of an entire account balance, accrued dividends will not be included in the initial redemption wire, but will be sent separately by check or wire.

                      Wire redemptions of less than $5,000 are subject to a $5 charge deducted from the principal in your account. There is no charge for wire redemptions of $5,000 or more, or for subsequent dividend wires.

                      For our mutual protection, wiring instructions must be on
                      file at Vanguard prior to executing any redemption
                      request. A request to change the bank account associated
                      with the wire redemption feature or a request to wire
                      funds to a bank other than that on file must be received
                      in writing. A signature guarantee of an authorized officer is required if the bank registration is not identical to
                      the Vanguard Fund account registration.
                      ----------------------------------------------------------
SELLING BY EXCHANGE   Shares may also be sold by making an exchange to another
                      Vanguard Fund account. For further information, please
                      contact your Institutional Investor Services
                      Representative.
                      ----------------------------------------------------------
OTHER REDEMPTION
INFORMATION
                      The Portfolio may suspend the redemption rights or
                      postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as
                      determined by the United States Securities and Exchange
                      Commission.
--------------------------------------------------------------------------------

REQUIRED
CONVERSION TO
INVESTOR
SHARE CLASS           The Portfolio reserves the right to convert an investor's
                      Total Bond Market Portfolio Institutional Shares into
                      Total Bond Market Portfolio Investor Shares if the investor's account balance falls below $10 million. Any such conversion will be preceded by written notice to the investor.

--------------------------------------------------------------------------------


EXCHANGING
SHARES Shares of the Portfolio may be exchanged for those of other available Vanguard Portfolios or classes of Portfolios either by telephone or mail. Contact your Institutional Investor Services Representative for further information. Telephone exchange requests must ordinarily be received by the close of trading on the Exchange in order to be processed on the date of receipt. The new Fund account will bear the identical registration of the Vanguard Total Bond Market Portfolio Institutional Shares account.


                      Telephone exchanges are not permitted for several Vanguard Funds, and there also may be restrictions on new investments in certain Funds. Large exchange requests (i.e., those over $250,000) require prior approval by Vanguard on behalf of the Fund. Contact your Institutional Investor Services Representative for full information, including a prospectus.


                      Neither the Portfolio nor Vanguard is responsible for the authenticity of exchange instructions received by telephone. Every effort will be made to maintain the exchange privilege. However, the Portfolio reserves the right to revise or terminate its provisions, limit the amount of, or reject any exchange, as deemed necessary, at any time.

--------------------------------------------------------------------------------


IMPORTANT
INFORMATION
ABOUT TELEPHONE
TRANSACTIONS          The ability to initiate redemptions (except wire or Fund
                      Express redemptions) and exchanges by telephone is automatically established on your account unless you request in writing that telephone transactions on your account not be permitted. The ability to initiate wire redemptions by telephone will be established on your account only if you specifically elect this option in writing.


                      To protect your account from losses resulting from unauthorized or fraudulent telephone instructions, Vanguard adheres to the following security procedures:


                      1. SECURITY CHECK.  To request a transaction by telephone, the caller must know (i) the name of the Portfolio;
                         (ii) the 10-digit account number; (iii) the exact name and address used in the registration; and (iv) the Social Security or employer identification number listed on the account.



                      2. PAYMENT POLICY.  The proceeds of any telephone
                         redemption by mail will be made payable to the registered shareowner and mailed to the address of record only. In the case of a telephone redemption by wire, the wire transfer will be made only in accordance with the shareowner's prior written instructions.


                      Neither the Portfolio nor Vanguard will be responsible for the authenticity of transaction instructions received by telephone, provided that reasonable security procedures have been followed. Vanguard believes that the security procedures described above are reasonable, and that if such procedures are followed, you will bear the risk of any losses resulting from unauthorized or fraudulent telephone transactions on your account.
--------------------------------------------------------------------------------

OTHER ACCOUNT
INFORMATION           For corporate investors, a current corporate resolution
                      must be maintained on file at Vanguard at all times. The initial application serves as a corporate resolution. Any revisions to a corporate resolution must be submitted to your Institutional Investor Services Representative at
                      Vanguard.

                      To change the registration of an account, a request must be submitted in writing to Vanguard and include the following information: the account number and portfolio name; authorized signatures; any applicable signature guarantees; and other supporting legal documents as necessary.

                      All requests should be mailed to the following address:


                                  THE VANGUARD GROUP
                                  ATTN: INSTITUTIONAL INVESTOR SERVICES
                                  P.O. BOX 1472
                                  VALLEY FORGE, PA 19482

--------------------------------------------------------------------------------


OTHER VANGUARD        Use your personal computer to learn more about Vanguard's
SERVICES              funds and services; keep in touch with your Vanguard
COMPUTER ACCESS       accounts; map out a long-term investment strategy;
                      initiate certain transactions; and ask questions, make suggestions, and send messages to Vanguard.



VANGUARD ONLINE       Our education-oriented website provides timely news and
www.vanguard.com      information about Vanguard's funds and services; an online
                      "university" that offers a variety of mutual fund classes;
                      and easy-to-use, interactive tools to help you create your own investment and retirement strategies.

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                      [THIS PAGE INTENTIONALLY LEFT BLANK]

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          BOND INDEX FUND
          TOTAL BOND MARKET PORTFOLIO
          INSTITUTIONAL SHARES LOGO
          ----------------------------
          THE VANGUARD GROUP
          Institutional Investor Service
          P.O. Box 2900
          Valley Forge, PA 19482
          INSTITUTIONAL PARTICIPANT
          SERVICES DEPARTMENT:
          1-800-523-8066
          TRANSFER AGENT:
          The Vanguard Group, Inc.
          P.O. Box 2900
          Valley Forge, PA 19482


I222
--------------------------------------------------------------------------------

                                     PART B

                            VANGUARD BOND INDEX FUND

                      STATEMENT OF ADDITIONAL INFORMATION


                                 APRIL 17, 1998



     This Statement is not a prospectus, but should be read in conjunction with the Fund's current Prospectus (dated April 17, 1998). To obtain the Prospectus please call:


                      VANGUARD INVESTOR INFORMATION CENTER
                                 1-800-662-7447

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
Investment Policies.........................................     1
Investment Limitations......................................     4
Yield and Total Return......................................     6
Purchase of Shares..........................................     6
Redemption of Shares........................................     7
Management of the Fund......................................     8
Portfolio Transactions......................................    11
Performance Measures........................................    11
Financial Statements........................................    13
Appendix -- Description of Bond Ratings.....................    13


                              INVESTMENT POLICIES

     REPURCHASE AGREEMENTS Each Portfolio of the Fund may invest in repurchase agreements with commercial banks, brokers or dealers to generate income from its excess cash balances. A repurchase agreement is an agreement under which a Portfolio acquires a money market instrument (generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit) from a Federal Reserve member bank with minimum assets of at least $2 billion or a registered securities dealer, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a Portfolio and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by a Portfolio (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by a custodian bank until repurchased. In addition, the Fund's Board of Directors will monitor each Portfolio's repurchase agreement transactions generally and will establish guidelines and standards for review of the creditworthiness of any bank, broker or dealer party to a repurchase agreement with a Portfolio. No more than an aggregate of 15% of a Portfolio's assets, at the time of investment, will be invested in repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale, or for which there are no readily available market quotations. From time to time, the Fund's Board of Directors may determine that certain restricted securities known as Rule 144A securities are liquid and not subject to the 15% limitation described above.

     The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, a Portfolio may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by a Portfolio not within its control and therefore the Portfolio may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the Fund's management acknowledges these risks, it is expected that they can be controlled through careful monitoring procedures.


     LENDING OF SECURITIES Each Portfolio of the Fund may lend its securities to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its portfolio securities, a Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. A Portfolio may lend its portfolio securities to qualified brokers, dealers, banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "Commission") thereunder, which currently require that: (a) the borrower pledge and maintain with a Portfolio collateral consisting of cash, a letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the United States Government having at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e. the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by a Portfolio at any time, and (d) the Portfolio receive reasonable interest on the loan (which may include the Portfolio's investing any cash collateral in interest bearing short-term investments), any distribution on the loaned securities and any increase in their market value. Loan arrangements made by a Portfolio will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's Board of Directors.


     At the present time, the Staff of the Commission does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's Directors. In addition, voting rights pass with the loaned securities, but if a material event will occur affecting an investment on loan, the loan must be called and the securities voted.

     FUTURES CONTRACTS AND OPTIONS Each Portfolio of the Fund may enter into futures contracts, options, and options on futures contracts for the purpose of remaining fully invested and reducing transaction costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government agency. Assets committed to futures contracts will be segregated at the Fund's custodian bank to the extent required by law.

     Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold," or "selling" a contract previously purchased) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

     Futures traders are required to make a good faith initial margin deposit in cash or securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold with deposits that may range upward from less than 5% of the value of the contract being traded. A Portfolio's initial margin requirement is ordinarily in the form of portfolio securities. These securities are segregated in a separate custody account at the Portfolio's custodian bank; they are not delivered to the futures dealer.

     After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. A Portfolio expects to earn interest income on its initial margin deposits.

     Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in the prices of underlying securities. The Portfolios intend to use futures contracts only for bona fide hedging purposes.


     Regulations of the CFTC applicable to the Fund require that all of its futures transactions constitute bona fide hedging transactions except to the extent that the aggregate initial margins and premiums required to establish any non-hedging positions do not exceed five percent of the value of the Fund's portfolio. A Portfolio will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, a Portfolio expects that approximately 75% of its futures contract purchases will be "completed," that is, equivalent amounts of related securities will have been purchased or are being purchased by a Portfolio upon sale of open futures contracts.


     Although techniques other than the sale and purchase of futures contracts could be used to control a Portfolio's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While a Portfolio will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

     RESTRICTIONS ON THE USE OF FUTURES CONTRACTS A Portfolio will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of its total assets. In addition, a Portfolio will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would exceed 20% of its total assets. Assets committed to futures contracts or options will be held in a segregated account at the Portfolio's custodian bank.

     RISK FACTORS IN FUTURES TRANSACTIONS Positions in futures contracts may be closed out only on an Exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Portfolio has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Portfolio may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability to hedge it effectively.

     A Portfolio will minimize the risk that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

     The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out.

A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies of the Fund are engaged in only for hedging purposes, the Adviser does not believe that the Portfolios are subject to the risks of loss frequently associated with futures transactions. A Portfolio would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

     Utilization of futures transactions by a Portfolio does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the portfolio securities being hedged. It is also possible that a Portfolio could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by a Portfolio of margin deposits in the event of bankruptcy of a broker with whom a Portfolio has an open position in a futures contract or related option. Additionally, investments in futures contracts and options involve the risk that the investment adviser will incorrectly predict stock market and interest rate trends.

     Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

     FEDERAL TAX TREATMENT OF FUTURES CONTRACTS A Portfolio is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. In most cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Furthermore, sales of futures contracts which are intended to hedge against a change in the value of securities held by a Portfolio may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. A Portfolio may be required to defer the recognition of losses on futures contracts to the extent of any unrecognized gains on related positions held by the Portfolio.


     In order for a Portfolio to continue to qualify for Federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or of foreign currencies or other income derived with respect to a Portfolio's business of investing in securities. It is anticipated that any net gain realized from the closing out of futures contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement.


     A Portfolio will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of a Portfolio's fiscal year) on futures transactions. Such distributions will be combined with distributions of capital gains realized on a Portfolio's other investments and shareholders will be advised on the nature of the distributions.

                             INVESTMENT LIMITATIONS

     The following restrictions and fundamental policies cannot be changed without approval of the holders of a majority of the outstanding shares of a Portfolio (as defined in the Investment Company Act of 1940). Each Portfolio may not:

      1) change its investment objective without shareholder approval, which is to duplicate the total investment return (capital change plus income) of publicly-traded investment grade fixed-income securities by attempting to duplicate the investment performance of an investment grade bond index using index matching and index sampling techniques;

      2) invest in commodities or purchase real estate, although it may purchase and sell interest rate futures contracts;

      3) purchase securities on margin or sell securities short (the deposit or payment by a Portfolio of initial or variation margin in order to engage in an interest-rate futures contract is not considered the purchase of a security on margin);

      4) purchase more than 5% of the outstanding voting securities of any company;

      5) invest more than 5% of the value of its total assets in the securities of any single issuer except obligations of the U.S. Government and its instrumentalities;

      6) borrow money, except that a Portfolio may borrow from banks (or through reverse repurchase agreements), for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, in an amount not exceeding 15% of the value of a Portfolio's total assets (including the amount borrowed) at the time the borrowing is made. Whenever borrowings exceed 5% of the value of a Portfolio's total assets, a Portfolio will not make any additional investments;

      7) pledge, mortgage, or hypothecate any of its assets to an extent greater than 5% of the value of its total assets;

      8) issue senior securities. Collateral arrangements with regard to initial and variation margin on interest-rate futures contracts shall not be considered issuance of a senior security;

      9) engage in the business of underwriting securities issued by other persons, except to the extent that a Portfolio may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities;

     10) purchase or otherwise acquire any security if, as a result, more than 15% of its net assets (including any investment in The Vanguard Group, Inc.) would be invested in securities that are illiquid;

     11) invest for the purpose of controlling management of any company;

     12) invest in securities of other investment companies, except as they may be acquired as a part of a merger, consolidation or acquisition of assets or otherwise to the extent permitted by Section 12 of the 1940 Act. A Portfolio will invest only in investment companies which have investment objectives and investment policies consistent with those of the Portfolio;

     13) have dealings on behalf of a Portfolio with Officers and Directors of the Fund, except for the purchase or sale of securities on an agency or commission basis;

     14) make loans to any Officers, Directors or employees of the Fund;

     15) invest in assessable securities or securities involving unlimited liability on the part of the holders thereof;

     16) make loans except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements, which are either publicly distributed or customarily purchased by institutional investors) and
         (ii) by lending its securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the Investment Company Act or the Rules and Regulations or interpretations of the Commission thereunder;

     17) invest directly in oil, gas or other mineral exploration or development programs.


     The investment limitations set forth above are considered at the time that a Portfolio purchases securities. Notwithstanding these limitations, a Portfolio may own all or any portion of the securities of, or make loans to, or contribute to the costs or other financial requirements of any company which will be wholly owned by the Fund and one or more other investment companies and is primarily engaged in the business of providing, at-cost, management, administrative, distribution or related services to the Fund and other investment companies. (See "The Vanguard Group.") As a non-fundamental policy, the Fund will not invest more than 5% of its assets in the securities of companies that, together with predecessors, have been in continuous operation for less than three years.

                             YIELD AND TOTAL RETURN


     The yield of the Total Bond Market Portfolio for the 30-day period ended December 31, 1997 was +6.22%. The yield of the Short-Term Bond, Intermediate-Term Bond, Long-Term Bond and the Total Bond Market Portfolio Institutional Shares Portfolios for the 30-day period ended December 31, 1997 was +5.77%, +6.09%, +6.21% and +6.32%, respectively. Yields are calculated daily and premiums and discounts on asset-backed securities are not amortized.



     The average annual total return of the Total Bond Market Portfolio for the one- and five-year periods ended December 31, 1997 and since its inception on December 11, 1986 was 9.44%*, 7.42%* and 8.88%*, respectively. The average annual total return of the Short-Term Bond Portfolio for the one-year period ended December 31, 1997 and since its inception on March 1, 1994 was 7.04%* and 6.18%*. The average annual total return of the Intermediate-Term Bond Portfolio for the one-year period ended December 31, 1997 and since its inception on March 1, 1994 was 9.41%* and 7.49%*. The average annual total return of the Long-Term Bond Portfolio for the one-year period ended December 31, 1997 and since its inception on March 1, 1994 was 14.30%* and 9.41%*. The average annual total return of the Total Bond Market Portfolio Institutional Shares Portfolio for the one-year period ended December 31, 1997 and since its inception on September 18, 1995 was 9.55% and 7.80%. Total return is computed by finding the average compounded rates of return over the one-year, five-year and since inception periods set forth above that would equate an initial amount invested at the beginning of the periods to the ending redeemable value of the investment.


     *Performance figures are not adjusted for the annual account maintenance fee of $10.

                               PURCHASE OF SHARES

     The Fund reserves the right in its sole discretion (i) to suspend the offerings of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund, and (iii) to reduce or waive the minimum investment for or any other restrictions on initial and subsequent investments as well as redemption fees for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of a Portfolio's shares. The Fund reserves the right to impose a transaction fee on purchases of Portfolio shares totaling more than $5 million made during any six-month period. Such fee would be payable to the Portfolio to offset the transaction cost associated with securities investments.


     The Fund reserves the right to deduct a portfolio transaction fee from purchases of the shares of each Portfolio. Fees will not be charged on any investment where the aggregate balance is expected to be less than $50 million for the Total Bond Market Portfolio; $15 million for the Short-Term Bond Portfolio; $15 million for the Intermediate-Term Bond Portfolio; and $2 million for the Long-Term Bond Portfolio. Fees may be charged on the entire lump-sum purchase for transactions that exceed or are expected to exceed over the next twelve months the amount indicated for each Portfolio if such purchases are reasonably deemed to be disruptive to efficient portfolio management. Lump-sum purchases exceeding the indicated amount for each Portfolio may be considered disruptive, for example, if the portfolio manager incurs significant transaction costs in purchasing portfolio securities needed to match the investment performance of the respective benchmark index. If such purchases can be offset by redemptions of shares by other shareholders, such fee may be waived or reduced. A prospective investor may determine whether a fee will be charged by calling his/her client representative or plan sponsor in advance of his/her purchase. The fee, if imposed, will be 0.18% for the Total Bond Market Portfolio; 0.23% for the Intermediate-Term Bond Portfolio; 0.15% for the Short-Term Bond Portfolio; and 0.20% for the Long-Term Bond Portfolio. The fees are based on the portfolio manager's estimate of transaction costs, which depends on the types of securities in which each Portfolio invests.

                              REDEMPTION OF SHARES

     The Fund may suspend redemption privileges or postpone the date of payment
(i) during any period that the New York Stock Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Portfolio to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the Commission may permit.

     Each Portfolio has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Portfolio at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Directors may deem advisable; however, payment will be made wholly in cash unless the Directors believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "The Share Price of Each Portfolio" and a redeeming shareholder would normally incur brokerage expenses if he converted these securities to cash.

     No charge is made by the Portfolio for redemptions. Any redemption may be more or less than the shareholder's cost depending on the market value of the securities held by a Portfolio.

                             MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS

     The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Directors. The Directors set broad policies for the Fund and choose its Officers. The following is a list of the Directors and Officers of the Fund and a statement of their present positions and principal occupations during the past five years. The mailing address of the Directors and Officers of the Fund is Post Office Box 876, Valley Forge, PA 19482.


JOHN C. BOGLE, (DOB: 5/8/1929)


Senior Chairman and Director*


  Senior Chairman and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group; Director of The Mead Corporation, General Accident Insurance, and Chris-Craft Industries, Inc.



JOHN J. BRENNAN, (DOB: 7/29/1954)


Chairman, Chief Executive Officer and Director*


  Chairman, Chief Executive Officer and Director of The Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group.



ROBERT E. CAWTHORN, (DOB: 9/28/1935)

Director

  Chairman Emeritus and Director of Rhone-Poulenc Rorer, Inc.; Managing Director of Global Health Care Partners/DLJ Merchant Banking Partners; Director of Sun Company, Inc., and Westinghouse Electric Corporation.


BARBARA BARNES HAUPTFUHRER,

(DOB: 10/11/1928) Director


  Director of The Great Atlantic and Pacific Tea Company, KON Office Solutions, Inc., Raytheon Company, Knight-Ridder Inc., Massachusetts Mutual Life Insurance Co., and Ladies Professional Golf Association; and Trustee Emerita of Wellesley College.



BRUCE K. MACLAURY, (DOB: 5/7/1931)

Director
  President Emeritus of The Brookings Institution; Director of American Express Bank, Ltd., The St. Paul Companies, Inc., and National Steel Corporation.


BURTON G. MALKIEL, (DOB: 8/28/1932)

Director
  Chemical Bank Chairman's Professor of Econom-ics, Princeton University; Director of Prudential Insurance Co. of America, Amdahl Corporation, Baker Fentress & Co., The Jeffrey Co., and South-ern New England Telecommunications Company.


ALFRED M. RANKIN, JR., (DOB: 10/8/1941)

Director

  Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Company, and The Standard Products Company.



JOHN C. SAWHILL, (DOB: 6/12/1936)

Director

  President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co., and President of New York University; Director of Pacific Gas and Electric Company, Procter & Gamble, and NACCO Industries.



JAMES O. WELCH, JR., (DOB: 5/13/1931)

Director

  Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc.; and Kmart Corporation.



J. LAWRENCE WILSON, (DOB: 3/2/1936)

Director

  Chairman and Chief Executive Officer of Rohm & Haas Company; Director of Cummins Engine Company and The Mead Corporation; and Trustee of Vanderbilt University.



RAYMOND J. KLAPINSKY, (DOB: 12/7/1938)

Secretary*

  Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.



RICHARD F. HYLAND, (DOB: 3/22/1937)

Treasurer*
  Treasurer of The Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group.


KAREN E. WEST, (DOB: 9/13/1946)

Controller*
  Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.
---------------

*Officers of the Fund are "interested persons" as defined in the Investment
 Company Act of 1940.

     THE VANGUARD GROUP Vanguard Bond Index Fund is a member of The Vanguard Group of Investment Companies which consists of more than 30 investment companies.

     Through their jointly-owned subsidiary, The Vanguard Group, Inc. ("Vanguard"), the Fund and the other Funds in the Group obtain at cost virtually all of their corporate management, administrative and distribution services. Vanguard also provides investment advisory services on an at-cost basis to certain Vanguard Funds.

     Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the Funds and also furnishes the Funds with necessary office space, furnishings and equipment. Each Fund pays its share of Vanguard's net expenses which are allocated among the Funds under methods approved by the Board of Directors (Trustees) of each Fund. In addition, each Fund bears its own direct expenses such as legal, auditing and custodian fees.

     The Fund's Officers are also Officers and employees of Vanguard. No Officer or employee owns, or is permitted to own, any securities of any external adviser for the Funds.

     The Vanguard Group adheres to a Code of Ethics established pursuant to Rule 17j-1 under the Investment Company Act of 1940. The Code is designed to prevent unlawful practices in connection with the purchase or sale of securities by persons associated with Vanguard. Under Vanguard's Code of Ethics certain Officers and employees of Vanguard who are considered access persons are permitted to engage in personal securities transactions. However, such transactions are subject to procedures and guidelines substantially similar to those recommended by the mutual fund industry and approved by the U.S. Securities and Exchange Commission.


     The Vanguard Group was established and operates under a Funds' Service Agreement which was approved by the shareholders of each of the Funds. The amounts which each of the Funds has invested are adjusted from time to time in order to maintain the proportionate relationship between each Fund's relative net assets and its contribution to Vanguard's capital. At December 31, 1997 the Fund had contributed capital of $425,000 to Vanguard representing 2.1% of its capitalization. The Funds' Service Agreement provides as follows: (a) each Vanguard Fund may invest up to .40% of its current net assets in Vanguard; and
(b) there is no other limitation on the aggregate amount that the Vanguard Funds may contribute to Vanguard's capitalization.



     MANAGEMENT Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships; (6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the Funds by third parties. During the year ended December 31, 1997 the Fund paid approximately $3,409,000 in management and administration expenses.


     DISTRIBUTION Vanguard provides all distribution and marketing activities for the Funds in the Group. Vanguard Marketing Corporation, a wholly-owned subsidiary of The Vanguard Group, Inc., acts as Sales Agent for the shares of the Funds in connection with any sales made directly to investors in the states of Florida, Missouri, New York, Ohio, Texas and such other states as it may be required.


     The principal distribution expenses are for advertising, promotional materials and marketing personnel. Distribution services may also include organizing and offering to the public, from time to time, one or more new investment companies which will become members of the Group. The Directors and officers of Vanguard determine the amount to be spent annually on distribution activities, the manner and amount to be spent on each Fund, and whether to organize new investment companies.



     One half of the distribution expenses of a marketing and promotional nature is allocated among the Funds based upon relative net assets. The remaining one half of those expenses is allocated among the Funds based upon each Fund's sales for the preceding 24 months relative to the total sales of the Funds as a Group, provided, however, that no Fund's aggregate quarterly rate of contribution for distribution expenses of a marketing and promotional nature shall exceed 125% of average distribution expense rate for the Group, and that no Fund shall incur annual distribution expenses in excess of 20/100 of 1% of its average month-end net assets. During the year ended December 31, 1997 the Fund paid approximately $1,824,000 in distribution and marketing expenses which represented 0.03% of its average month-end net assets.



     INVESTMENT ADVISORY SERVICES Vanguard also provides investment advisory services to Vanguard Municipal Bond Fund, Vanguard Money Market Reserves, several Portfolios of Vanguard Fixed Income Securities Fund, Vanguard California Tax-Free Fund, Vanguard New York Tax-Free Fund, Vanguard New Jersey Tax-Free

Fund, Vanguard Ohio Tax-Free Fund, Vanguard Pennsylvania Tax-Free Fund, Vanguard Florida Insured Tax-Free Fund, Vanguard Admiral Funds, Vanguard Institutional Index Fund, Vanguard Index Trust, Vanguard International Equity Index Fund, Vanguard Balanced Index Fund, Vanguard Tax-Managed Fund, the Aggressive Growth Portfolio of Vanguard Horizon Fund, the REIT Index Portfolio of Vanguard Specialized Portfolios, the Total International Portfolio of Vanguard STAR Fund, several Portfolios of Vanguard Variable Insurance Fund, a portion of Vanguard/Windsor II, a portion of Vanguard/Morgan Growth Fund as well as several indexed separate accounts. These services are provided on an at-cost basis from a money management staff employed directly by Vanguard. The compensation and other expenses of this staff are paid by the Funds utilizing these services. During the fiscal year ended December 31, 1997, the Fund paid approximately $913,000 of Vanguard's expenses relating to investment advisory services.



DIRECTOR/TRUSTEE COMPENSATION



     The individuals appearing in the table below serve as Directors/Trustees of all Vanguard Funds, and each Fund pays a proportionate share of the Directors'/Trustees' compensation. The Funds employ their officers on a shared basis, as well. However, officers are compensated by The Vanguard Group, Inc., not the Funds.



     INDEPENDENT DIRECTORS/TRUSTEES. The Funds compensate their independent Directors/Trustees -- that is, the ones who are not also officers of the Fund -- in three ways:



     - The independent Directors/Trustees receive an annual fee for their service to the Funds, which is subject to reduction based on absences from scheduled Board meetings.



     - The independent Directors/Trustees are reimbursed for the travel and other expenses that they incur in attending Board meetings.



     - Upon retirement, the independent Directors/Trustees receive an aggregate annual fee of $1,000 for each year served on the Board, up to fifteen years of service. This annual fee is paid for ten years following retirement, or until the Directors'/Trustees' death.



     "INTERESTED" DIRECTORS/TRUSTEES.  The Funds' interested
Directors/Trustees -- Messrs. Bogle and Brennan -- receive no compensation for their service in that capacity. However, they are paid in their role as officers of The Vanguard Group, Inc.



     COMPENSATION TABLE. The following table provides compensation details for each of the Directors. We list the amounts paid as compensation and accrued as retirement benefits by the Fund for each Director. In addition, the table shows the total amount of benefits that we expect each Director/Trustee to receive from all Vanguard Funds upon retirement, and the total amount of compensation paid to each Director/Trustee by all Vanguard Funds. All information shown is for the fiscal year ended December 31, 1997:


                            VANGUARD BOND INDEX FUND
                               COMPENSATION TABLE


                             AGGREGATE     PENSION OR RETIREMENT      ESTIMATED        TOTAL COMPENSATION
                            COMPENSATION    BENEFITS ACCRUED AS    ANNUAL BENEFITS   FROM ALL VANGUARD FUNDS
    NAMES OF DIRECTORS       FROM FUND     PART OF FUND EXPENSES   UPON RETIREMENT    PAID TO DIRECTORS(2)
    ------------------      ------------   ---------------------   ---------------   -----------------------
John C. Bogle(1)                 None              None                   None                  None
John J. Brennan(1)               None              None                   None                  None
Barbara Barnes Hauptfuhrer     $1,521              $219                $15,000               $70,000
Robert E. Cawthorn             $1,521              $183                $13,000               $70,000
Bruce K. MacLaury              $1,620              $210                $12,000               $65,000
Burton G. Malkiel              $1,531              $147                $15,000               $70,000
Alfred M. Rankin, Jr.          $1,521              $115                $15,000               $70,000
John C. Sawhill                $1,521              $137                $15,000               $70,000
James O. Welch, Jr.            $1,521              $169                $15,000               $70,000
J. Lawrence Wilson             $1,521              $122                $15,000               $70,000


(1) As "Interested Directors," Messrs. Bogle and Brennan receive no compensation for their service as Directors.

(2) The amounts reported in this column reflect the total compensation paid to each Director for their service as Director or Trustee of 35 Vanguard Funds (34 in the case of Mr. Malkiel; 28 in the case of Mr. MacLaury).

                               PORTFOLIO TRANSACTIONS

    HOW TRANSACTIONS ARE AFFECTED


     The types of securities in which the Portfolios invest are generally purchased and sold through principal transactions, meaning that the Portfolios normally purchase securities directly from the issuer or a primary market-maker acting as principal for the securities on a net basis. Explicit brokerage commissions are not paid on these transactions, although the purchase price for securities usually includes an undisclosed compensation. Purchases from underwriters of securities typically include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers typically include a dealer's mark-up (i.e., a spread between the bid and the asked prices). During the fiscal years ended December 31, 1995, 1996 and 1997, the Portfolios did not pay any explicit brokerage commissions.


HOW BROKERS AND DEALERS ARE SELECTED

     Vanguard's Fixed Income Group chooses brokers or dealers to handle the purchase and sale of the Portfolios' securities, and is responsible for getting the best available price and most favorable execution for all transactions. When the Portfolios purchase a newly issued security at a fixed price, the Group may designate certain members of the underwriting syndicate to receive compensation associated with that transaction. Certain dealers have agreed to rebate a portion of such compensation directly to the Portfolios to offset their management expenses. The Group is required to seek best execution of all transactions and is not authorized to pay a higher brokerage commission solely on account of the receipt of research or other services.

HOW THE REASONABLENESS OF BROKERAGE COMMISSIONS IS EVALUATED

     As previously explained, the types of securities that the Portfolios purchase do not normally involve the payment of explicit brokerage commissions. If any such brokerage commissions are paid, however, the Fixed Income Group will evaluate their reasonableness by considering: (a) historical commission rates;
(b) rates which other institutional investors are paying, based upon publicly available information; (c) rates quoted by brokers and dealers; (d) the size of a particular transaction, in terms of the number of shares, dollar amount, and number of clients involved; (e) the complexity of a particular transaction in terms of both execution and settlement; (f) the level and type of business done with a particular firm over a period of time; and (g) the extent to which the broker or dealer has capital at risk in the transaction.

                              PERFORMANCE MEASURES

     Vanguard may use reprinted material discussing The Vanguard Group, Inc. or any of the member funds of The Vanguard Group of Investment Companies.

     Each of the investment company members of The Vanguard Group, including Vanguard Bond Index Fund, may from time to time, use one or more of the following unmanaged indexes for comparative perfor-mance purposes.


STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX -- is a well diversified list of 500 companies representing the U.S. Stock Market.



STANDARD & POOR'S MIDCAP 400 INDEX -- is composed of 400 medium sized domestic stocks.



STANDARD & POOR'S SMALLCAP 600/BARRA VALUE INDEX -- contains stocks of the S&P SmallCap 600 Index which have a lower than average price-to-book ratio.



STANDARD & POOR'S SMALLCAP 600/BARRA GROWTH INDEX -- contains stocks of the S&P SmallCap 600 Index which have a higher than average price-to-book ratio.



RUSSELL 1000 VALUE INDEX -- consists of the stocks in the Russell 1000 Index (comprising the 1,000 largest U.S.-based companies measured by total market capitalization) with the lowest price-to-book ratios, comprising 50% of the market capitalization of the Russell 1000.


WILSHIRE 5000 EQUITY INDEX -- consists of more than 7,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.

WILSHIRE 4500 EQUITY INDEX -- consists of all stocks in the Wilshire 5000 except for the 500 stocks in the Standard and Poor's 500 Index.

RUSSELL 3000 STOCK INDEX -- a diversified portfolio of approximately 3,000 common stocks accounting for over 90% of the market value of publicly-traded stocks in the U.S.

RUSSELL 2000 STOCK INDEX -- a subset of approximately 2,000 of the smallest stocks contained in the Russell 3000, a widely-used benchmark for small capitalization common stocks.


MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX -- is an arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia, Asia and the Far East.


GOLDMAN SACHS 100 CONVERTIBLE BOND INDEX -- currently includes 71 bonds and 29 preferreds. The original list of names was generated by screening for convertible issues of $100 million or greater in market capitalization. The index is priced monthly.

SALOMON BROTHERS GNMA INDEX -- includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

SALOMON BROTHERS HIGH-GRADE CORPORATE BOND INDEX -- consists of publicly-issued, non-convertible corporate bonds rated Aa or Aaa. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

LEHMAN LONG-TERM TREASURY BOND INDEX -- is composed of all U.S. Treasury bonds with maturities of 10 years or greater.

MERRILL LYNCH CORPORATE & GOVERNMENT BOND INDEX -- consists of over 4,500 U.S. Treasury, agency and investment grade corporate bonds.

LEHMAN CORPORATE (BAA) BOND INDEX -- all publicly-offered fixed-rate, nonconvertible domestic corporate bonds rated Baa by Moody's, with a maturity longer than 1 year and with more than $25 million outstanding. This index includes over 1,000 issues.

LEHMAN BROTHERS LONG-TERM CORPORATE BOND INDEX -- is a subset of the Lehman Corporate Bond Index covering all corporate, publicly issued, fixed-rate, nonconvertible U.S. debt issues rated at least Baa, with at least $50 million principal outstanding and maturity greater than 10 years.

BOND BUYER MUNICIPAL BOND INDEX -- is a yield index on current coupon high-grade general obligation municipal bonds.

STANDARD & POOR'S PREFERRED INDEX -- is a yield index based upon the average yield for four high-grade, non-callable preferred stock issues.

NASDAQ INDUSTRIAL INDEX -- is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

COMPOSITE INDEX -- 70% Standard & Poor's 500 Index and 30% NASDAQ Industrial Index.

COMPOSITE INDEX -- 65% Standard & Poor's 500 Index and 35% Lehman Long-Term Corporate AA or Better Bond Index.


COMPOSITE INDEX -- 65% Lehman Long-Term Corporate AA or Better Bond Index and a 35% weighting in a blended equity composite (75% Standard & Poor's/BARRA Value Index, 12.5% Standard & Poor's Utilities Index and 12.5% Standard & Poor's Telephone Index).


LEHMAN LONG-TERM CORPORATE AA OR BETTER BOND INDEX -- consists of all publicly issued, fixed rate, nonconvertible investment grade, dollar-denominated, SEC-registered corporate debt rated AA or AAA.

LEHMAN BROTHERS AGGREGATE BOND INDEX -- is a market-weighted index that contains individually priced U.S. Treasury, agency, corporate, and mortgage pass-through securities corporate rated BBB- or better. The Index has a market value of over $4 trillion.


LEHMAN BROTHERS MUTUAL FUND SHORT (1-5) GOVERNMENT/CORPORATE INDEX -- is a market-weighted index that contains individually priced U.S. Treasury, agency, and corporate investment grade bonds rated BBB- or better with maturities between 1 and 5 years. The index has a market value of over $1.6 trillion.

LEHMAN BROTHERS MUTUAL FUND INTERMEDIATE (5-10) GOVERNMENT/CORPORATE INDEX -- is a market-weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities between 5 and 10 years. The index has a market value of over $700 billion.



LEHMAN BROTHERS LONG (10+) GOVERNMENT/CORPORATE INDEX -- is a market-weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities greater than 10 years. The index has a market value of over $900 billion.


LIPPER SMALL COMPANY GROWTH FUND AVERAGE -- the average performance of small company growth funds as defined by Lipper Analytical Services, Inc. Lipper defines a small company growth fund as a fund that by prospectus or portfolio practice, limits its investments to companies on the basis of the size of the company. From time to time, Vanguard may advertise using the average performance and/or the average expense ratio of the small company growth funds. (This fund category was first established in 1982. For years prior to 1982, the results of the Lipper Small Company Growth category were estimated using the returns of the Funds that constituted the Group at its inception.)

LIPPER BALANCED FUND AVERAGE -- an industry benchmark of average balanced funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

LIPPER NON-GOVERNMENT MONEY MARKET FUND AVERAGE -- an industry benchmark of average non-government money market funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

LIPPER GOVERNMENT MONEY MARKET FUND AVERAGE -- an industry benchmark of average government money market funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

LIPPER GENERAL EQUITY FUND AVERAGE -- an industry benchmark of average general equity funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

LIPPER FIXED INCOME FUND AVERAGE -- an industry benchmark of average fixed income funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

                              FINANCIAL STATEMENTS


     The Fund's financial statements as of and for the year ended December 31, 1997, appearing in the Fund's 1997 Annual Report to Shareholders, and the report thereon of Price Waterhouse LLP, independent accountants, also appearing therein, are incorporated by reference in this Statement of Additional Information.



                    APPENDIX -- DESCRIPTION OF BOND RATINGS


     The Fund will invest primarily in investment grade bonds (i.e., those rated at least Baa3 by Moody's Investors Service, Inc. or those rated BBB- by Standard & Poor's Corporation.) In the event that a Bond held by the Fund is downgraded, the adviser, may continue to hold such bond. Excerpts from Moody's Investors Service, Inc. description of its four highest bond ratings:

     AAA -- judged to be the best quality by all standards. Together with the Aa group they comprise what are generally known as high grade bonds; A -- possess many favorable investment attributes and are to be considered as "upper medium grade obligations"; BAA -- considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Moody's also supplies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and 3 indicates a ranking toward the lower end of that generic rating category.

     Excerpts from Standard & Poor's Corporation description of its four highest bond ratings:

     AAA -- highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong; AA -- also qualify as investment grade obligations, a very strong capacity to pay interest and repay principal and differs from AAA -- issues only in small degree; A -- regarded as upper medium grade. It has a strong capacity to pay interest and repay principal although it is somewhat susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories; BBB -- regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     Standard & Poor's applies indicators "+", no character and "-" to its rating categories. The indicators show relative standing within the major rating categories.

                                     PART C
                         VANGUARD BOND INDEX FUND, INC.
                          (FORMERLY BOND MARKET FUND)
                               OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS
     (a) FINANCIAL STATEMENTS


     The Registrant's financial statements for the year ended December 31, 1997, including Price Waterhouse LLP's report thereon, are incorporated by reference in the Statement of Additional Information, from the Registrant's 1997 Annual Report which has been filed with the Commission. The financial statements included in the Annual Report are:



     1. Statement of Net Assets as of December 31, 1997.


     2. Statement of Operations for the year ended December 31, 1997.


     3. Statement of Changes in Net Assets for the Total Bond Market, Short-Term Bond, Intermediate-Term Bond and the Long-Term Bond Portfolios, for the years ended December 31, 1996 and 1997.


     4. Financial Highlights for each of the five years in the period ended December 31, 1997 for the Total Bond Market Portfolio and for the respective periods ended December 31, 1997 for the Short-Term Bond, Intermediate-Term Bond and the Long-Term Bond Portfolios.

     5. Notes to Financial Statements.
     6. Report of Independent Accountants.

     (b) EXHIBITS

      1. Articles of Incorporation**
      2. By-Laws of Registrant**
      3. Not Applicable
      4. Not Applicable
      5. Not Applicable
      6. Not Applicable
      7. Reference is made to the section entitled "Management of the Fund" in the Registrant's Statement of Additional Information
      8. Form of Custody Agreement**

      9. Form of Vanguard Funds' Service Agreement**

     10. Opinion of Counsel**
     11. Consent of Independent Accountants*
     12. Financial Statements -- reference is made to (a) above
     13. Not Applicable
     14. Not Applicable
     15. Not Applicable
     16. Schedule for Computation of Performance Quotations*
     27. Financial Data Schedule*
---------------
 * Filed herewith
** Previously filed

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT


     Registrant is not controlled by or under common control with any person. The Officers of the Registrant, the investment companies in The Vanguard Group of Investment Companies and The Vanguard Group, Inc. are identical. Reference is made to the caption "General Information" in the Prospectus constituting Part A and "Management of the Fund" in the Statement of Additional Information constituting Part B of this Registration Statement.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES


     As of December 31, 1997 there were 129,929 shareholders of the Total Bond Market Portfolio Investor Shares, 6,605 shareholders of the Short-Term Bond Portfolio, 10,922 shareholders of the Intermediate-Term Bond Portfolio, 4,016 shareholders of the Long-Term Bond Portfolio, and 104 shareholders of the Total Bond Market Portfolio's Institutional Shares.


ITEM 27. INDEMNIFICATION

     Reference is made to Article XI of Registrant's Articles of Incorporation.


     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Directors, Officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, Officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, Officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     Investment advisory services are provided to the Registrant on an at-cost basis by The Vanguard Group, Inc., a jointly-owned subsidiary of the Registrant and the other Funds in the Group. See the information concerning The Vanguard Group set forth in Parts A and B.

ITEM 29. PRINCIPAL UNDERWRITERS

     (a) None

     (b) Not Applicable

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS


     The books, accounts and other documents required by Section 31(a) under the Investment Company Act and the rules promulgated thereunder will be maintained in the physical possession of Registrant; Registrant's Transfer Agent, The Vanguard Group, Inc., P.O. Box 2600, Valley Forge, Pennsylvania 19482; and the Registrant's Custodian, Morgan Guaranty Trust Company of New York.


ITEM 31. MANAGEMENT SERVICES


     Other than the Amended and Restated Funds' Service Agreement with The Vanguard Group, Inc. which was previously filed as Exhibit 9(c) and described in Part B hereof under "Management of the Fund," the Registrant is not a party to any management-related service contract.


ITEM 32. UNDERTAKINGS

     Annual meetings of shareholders will not be held except as required by the Investment Company Act of 1940 ("1940 Act") or other applicable law. Registrant undertakes to comply with the provisions of Section 16(c) of the 1940 Act in regard to shareholders' rights to call a meeting of shareholders for the purpose of voting on the removal of Directors and to assist in shareholder communications in such matters, to the extent required by law.

     Registrant hereby undertakes to provide an Annual Report to Shareholders or prospective investors, free of charge, upon request.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements for effectiveness pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933 and that it has duly caused this Post-Effective Amendment to this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Valley Forge and the Commonwealth of Pennsylvania, on the 3rd day of April, 1998.


    VANGUARD BOND INDEX FUND, INC.


BY: (Raymond J. Klapinsky) John J. Brennan*, Chairman of the Board, and Chief
    Executive Officer and Director


     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

BY: (Raymond J. Klapinsky)

    John C. Bogle*, Senior Chairman of the Board and Director


    April 3, 1998


BY: (Raymond J. Klapinsky)
    John J. Brennan*, President, Director and Chief Executive Officer

    April 3, 1998


BY: (Raymond J. Klapinsky)
    Robert E. Cawthorn*, Director

    April 3, 1998


BY: (Raymond J. Klapinsky)
    Barbara B. Hauptfuhrer*, Director

    April 3, 1998


BY: (Raymond J. Klapinsky)
    Bruce K. MacLaury

    April 3, 1998


BY: (Raymond J. Klapinsky)
    Burton G. Malkiel*, Director

    April 3, 1998


BY: (Raymond J. Klapinsky)
    Alfred M. Rankin, Jr.*, Director

    April 3, 1998


BY: (Raymond J. Klapinsky)
    John C. Sawhill*, Director

    April 3, 1998


BY: (Raymond J. Klapinsky)
    James O. Welch, Jr.*, Director

    April 3, 1998


BY: (Raymond J. Klapinsky)
    J. Lawrence Wilson*, Director

    April 3, 1998


BY: (Raymond J. Klapinsky)
    Richard F. Hyland*, Treasurer and Principal
    Financial Officer and Accounting Officer

    April 3, 1998


*By Power of Attorney. See File Number 2-14336, January 23, 1990. Incorporated by Reference.

                               INDEX TO EXHIBITS

Consent of Independent Accountants..........................  EX-99.B11
Schedule for Computation of Performance Quotations..........  EX-99.B16
Financial Data Schedule.....................................  EX-27